UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-04813

Dreyfus Investment Funds
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	9/30
Date of reporting period:	3/31/2016

The following Form N-CSR relates only to the funds listed below and does not affect the other series of the Registrant, which has a different fiscal year end and, therefore, different N-CSR reporting requirements. A separate N-CSR Form will be filed for that series, as appropriate.

                 -Dreyfus Diversified Emerging Markets Fund

                             -Dreyfus/Newton International Equity Fund

                             -Dreyfus Tax Sensitive Total Return Bond Fund

                             -Dreyfus/The Boston Company Small/Mid Cap Growth Fund

                             -Dreyfus/The Boston Company Small Cap Growth Fund

                             -Dreyfus/The Boston Company Small Cap Value Fund

FORM N-CSR

Item 1.       Reports to Stockholders.

Dreyfus Diversified Emerging Markets Fund

SEMIANNUAL REPORT March 31, 2016

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus Diversified Emerging Markets Fund	The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Diversified Emerging Markets Fund, covering the six-month period from October 1, 2015, through March 31, 2016. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

The reporting period was a time of varied and, at times, conflicting economic influences. On one hand, the U.S. economy continued to grow as domestic labor markets posted significant gains, housing markets recovered, and lower fuel prices put cash in consumers’ pockets. Indeed, these factors, along with low inflation, prompted the Federal Reserve Board in December to raise short-term interest rates for the first time in nearly a decade.

On the other hand, the global economy continued to disappoint, particularly in China and other emerging markets, where reduced industrial demand and declining currency values sparked substantial declines in commodity prices. These developments proved especially challenging for financial markets in January and early February, but stocks and riskier sectors of the bond market later rallied strongly to post positive returns, on average, for the reporting period overall.

While we are encouraged that stabilizing commodity prices and continued strength in the U.S. economy recently have supported the financial markets, we expect market volatility to persist over the foreseeable future until global economic uncertainty abates. In addition, wide differences in underlying fundamental and technical influences across various asset classes, economic sectors, and regional markets suggest that selectivity may be an important determinant of investment success over the months ahead. We encourage you to discuss the implications of our observations with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

J. Charles Cardona
President
The Dreyfus Corporation
April 15, 2016

2

DISCUSSION OF FUND PERFORMANCE

For the period of October 1, 2015, through March 31, 2016, as provided by Elizabeth Slover, Michelle Y. Chan, CFA, Gaurav Patankar, William S. Cazalet, CAIA, Ronald P. Gala, CFA, and Peter D. Goslin, CFA, Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended March 31, 2016, Dreyfus Diversified Emerging Markets Fund’s Class A shares produced a total return of 4.88%, Class C shares returned 4.42%, Class I shares returned 5.02%, and Class Y shares returned 5.10%.1 In comparison, the fund’s benchmark, the Morgan Stanley Capital International Emerging Markets Index (the “MSCI EM Index”), produced a total return of 6.41% for the same period.2

Emerging equity markets produced moderate gains, on average, during the reporting period as stocks rallied from previous weakness. The fund lagged its benchmark, largely due to shortfalls posted by two of its four underlying strategies.

The Fund’s Investment Approach

The fund seeks long-term capital growth. To pursue its goal, the fund invests at least 80% of its assets in equity securities (or other instruments with similar economic characteristics) of companies located, organized or with a majority of assets or business in countries considered to be emerging markets, including other investment companies that invest in such securities.

The fund uses a “manager of managers” approach by selecting one or more experienced investment managers to serve as subadvisers to the fund. The fund also uses a “fund of funds” approach by investing in one or more underlying funds. The fund currently allocates its assets among emerging market equity strategies employed by The Boston Company Asset Management, LLC (the TBCAM Strategy) and Mellon Capital Management Corporation (the Mellon Capital Strategy), each an affiliate of Dreyfus, and two affiliated underlying funds, Dreyfus Global Emerging Markets Fund (the Newton Fund), which is sub-advised by Newton Capital Management Limited, an affiliate of Dreyfus, and Dreyfus Strategic Beta Emerging Markets Equity Fund, which is sub-advised by Mellon Capital Management Corporations (the Mellon Capital Fund).

Markets Proved Volatile amid Global Uncertainty

The MSCI EM Index rebounded in October 2015 after the Chinese central bank announced lower short-term interest rates and other measures intended to stimulate economic activity. However, the strengthening U.S. dollar and falling commodity prices continued to weigh on emerging-market stocks from November 2015 through January 2016. In addition, natural resources exporters in Latin American economies struggled with low commodity prices, and Brazil saw recessionary conditions amid intensifying government and corporate scandals.

Emerging equity markets fared much better from February through the end of March. Investor sentiment improved in response to better-than-expected economic data, stabilizing oil prices, expectations of additional easing measures from major central banks, and comments from the Federal Reserve Board suggesting that U.S. interest rates would rise more gradually than previously feared.

3

DISCUSSION OF FUND PERFORMANCE (continued)

Underlying Strategies Produced Mixed Results

Although the fund participated significantly in the emerging markets’ moderate gains over the reporting period, its performance compared to the benchmark was constrained by lagging results from the TBCAM Strategy and the Mellon Capital Strategy. In contrast, the Newton Fund produced higher returns than the MSCI EM Index, and the Mellon Capital Fund produced returns that were roughly in line with the benchmark.

The style-agnostic TBCAM Strategy was hurt during the reporting period when growth-oriented stocks fell out of favor among increasingly risk-averse investors. The strategy especially struggled with overweighted exposure to Indian financial institutions and Taiwanese technology companies. Overweighted positions in Chinese health care and financial companies also hindered relative results. On the other hand, positive contributors included companies in Mexico, Korea, and Hungary.

The quantitative-driven Mellon Capital Strategy encountered disappointments in India, where unfavorable stock selections included a pharmaceutical developer and an infrastructure finance company. Stock selections in Taiwan also weighed on relative performance. The strategy achieved better results in China and Mexico.

Strong stock selections in China, such as Baidu, TAL Education and Alibaba, bolstered the Newton Fund’s relative results, as did lack of exposure to Chinese financial stocks. In Hong Kong, Macau casino stocks gained value when authorities relaxed visa application requirements. An overweighted allocation to India was the fund’s biggest drag on performance, and holdings in Brazil were hurt by political turmoil.

The Mellon Capital Fund’s quantitative approach to identifying attractively valued stocks proved effective during the reporting period, enabling it to keep pace with the MSCI EM Index.

Seeing Improving Investor Sentiment

While the emerging markets have faced a number of challenges in recent years, we have seen signs that the asset class has turned the corner. Investor sentiment clearly improved during the closing weeks of the reporting period. Corporate earnings growth in some of the more economically sensitive industry groups—such as the financials, energy, and consumer cyclicals sectors—could signal a sustained upturn. Nonetheless, the strengths and weaknesses of individual companies vary considerably, and selectivity is likely to remain central to investment success.

In this environment, all of the fund’s underlying strategies have continued to identify opportunities that meet their investment criteria.

April 15, 2016

Equity funds are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund’s performance will be influenced by political, social, and economic factors affecting investments in foreign companies. These special risks include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability, and differing auditing and legal standards. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged.

4

Emerging markets tend to be more volatile than the markets of more mature economies and generally have less divers and less mature economic structures and less stable political systems than those of developed countries. The securities of companies located in emerging markets are often subject to rapid and large changes in price. An investment in this fund should be considered only as a supplement to a complete investment program for those investors willing to accept the greater risks associated with investing in emerging market countries.

The ability of the fund to achieve its investment goal depends, in part, on the ability of Dreyfus to allocate effectively the fund’s assets among investment strategies, subadvisers, and underlying funds. There can be no assurance that the actual allocations will be effective in achieving the fund’s investment goal or that an investment strategy, subadviser, or underlying fund will achieve its particular investment objective.

Each subadviser makes investment decisions independently, and it is possible that the investment styles of the subadvisers may not complement one another. As a result, the fund’s exposure to a given stock, industry, sector, market capitalization, geographic area, or investment style could unintentionally be greater or smaller than it would have been if the fund had a single adviser or investment strategy.

The risks of investing in other investment companies, including ETFs, typically reflect the risks associated with the types of instruments in which the investment companies and ETFs invest. When the fund or an underlying fund invests in another investment company or ETF, shareholders of the fund will bear indirectly their proportionate share of the expenses of the other investment company or ETF (including management fees) in addition to the expenses of the fund. ETFs are exchange-traded investment companies that are, in many cases, designed to provide investment results corresponding to an index. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions.

1  Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s returns reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through February 1, 2017, at which time it may be extended, terminated, or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.

2  SOURCE: LIPPER INC. – Reflects reinvestment of net dividends and, where applicable, capital gain distributions. The Morgan Stanley Capital International (MSCI) Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity performance in global emerging markets. The index consists of select designated MSCI emerging market national indices. MSCI Indices reflect investable opportunities for global investors by taking into account local market restrictions on share ownership by foreigners. Investors cannot invest directly in any index.

5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Diversified Emerging Markets Fund from October 1, 2015 to March 31, 2016. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended March 31, 2016

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$6.81	$10.94	$5.28	$4.87
Ending value (after expenses)	$1,048.80	$1,044.20	$1,050.20	$1,051.00

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended March 31, 2016

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$6.71	$10.78	5.20	$4.80
Ending value (after expenses)	$1,018.35	$1,014.30	$1,019.85	$1,020.25

† Expenses are equal to the fund’s annualized expense ratio of 1.33% for Class A, 2.14% for Class C, 1.03% for Class I and .95% for Class Y, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS

March 31, 2016 (Unaudited)

Common Stocks - 53.7%	Shares		Value ($)
Brazil - 1.4%
AMBEV	33,400		174,819
Banco do Brasil	14,800		81,375
BB Seguridade Participacoes	13,500		111,510
BM&FBovespa	124,200		531,252
BR Malls Participacoes	2,900		11,896
BRF	13,300		189,791
Cia de Saneamento Basico do Estado de Sao Paulo	38,000		253,428
Cosan Industria e Comercio	7,500		65,475
EDP - Energias do Brasil	44,300		155,238
Fibria Celulose	3,500		29,533
JBS	112,200		341,688
			1,946,005
Chile - .4%
Cia Cervecerias Unidas	2,968		33,539
Corpbanca	23,068,519		210,953
Empresa Nacional de Telecomunicaciones	28,797		254,363
			498,855
China - 12.4%
Agricultural Bank of China, Cl. H	551,000		198,172
Air China, Cl. H	284,000		201,724
Alibaba Group Holding, ADR	4,800	[a]	379,344
ANTA Sports Products	204,000		449,164
Baidu, ADR	1,000	[a]	190,880
Bank of China, Cl. H	656,000		272,299
Beijing Capital International Airport, Cl. H	662,000		706,602
China Communications Construction, Cl. H	60,000		71,700
China Construction Bank, Cl. H	2,094,000		1,336,191
China Galaxy Securities, Cl. H	337,500		328,479
China Life Insurance, Cl. H	30,000		74,020
China Longyuan Power Group, Cl. H	402,000		297,457
China Merchants Bank, Cl. H	12,000		25,215
China National Building Material, Cl. H	48,000		22,276
China Pacific Insurance Group, Cl. H	8,000		29,907
China Shenhua Energy, Cl. H	25,500		40,104
China Southern Airlines Company, Cl. H	352,000		221,890
China Vanke, Cl. H	11,700		28,687
Chongqing Changan Automobile, Cl. B	74,356		139,273

7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks - 53.7% (continued)	Shares		Value ($)
China - 12.4% (continued)
Chongqing Rural Commercial Bank, Cl. H	63,000		33,297
CNOOC	127,000		149,964
Country Garden Holdings	30,000		11,911
Ctrip.com International, ADR	12,783	[a]	565,776
Dongfeng Motor Group, Cl. H	198,000		247,074
Evergrande Real Estate Group	44,000		33,976
Fosun International	111,500		158,683
GF Securities, Cl. H	124,200	[a]	302,921
Haitong Securities, Cl. H	173,600		296,743
Huadian Power International, Cl. H	114,000		72,597
Huaneng Power International, Cl. H	370,000		331,015
Huatai Securities	159,200	[a,b]	378,845
Industrial & Commercial Bank of China, Cl. H	1,948,000		1,089,846
JD.com, ADR	13,489	[a]	357,458
Jiangsu Expressway, Cl. H	88,000		118,432
Lenovo Group	546,000		425,125
Longfor Properties	7,500		10,693
PICC Property & Casualty, Cl. H	364,000		667,248
Ping An Insurance Group Company of China, Cl. H	183,500		877,600
Shanghai Pharmaceuticals Holding, Cl. H	267,500		528,286
Sino-Ocean Land Holdings	23,500		11,118
Sinopec Shanghai Petrochemical, Cl. H	422,000	[a]	213,792
Sinopharm Group, Cl. H	73,600		332,547
Sinotrans, Cl. H	903,000		394,615
Sunny Optical Technology Group	145,000		407,484
Tencent Holdings	165,100		3,371,234
Weichai Power, Cl. H	317,000		355,112
Zhejiang Expressway, Cl. H	70,000		75,077
			16,831,853
Czech Republic - .3%
Komercni banka	1,515		334,612
Hong Kong - 2.2%
China Everbright	108,000		226,655
China Mobile	115,500		1,287,163
China Overseas Land & Investment	30,000		94,942
China Resources Gas Group	82,000		234,139
China Resources Land	188,000		482,278
China Taiping Insurance Holdings	129,800	[a]	285,122
COSCO Pacific	92,000		120,495

8

Common Stocks - 53.7% (continued)	Shares		Value ($)
Hong Kong - 2.2% (continued)
Nine Dragons Paper Holdings	168,000		127,126
Shimao Property Holdings	10,500		15,539
Sino Biopharmaceutical	188,000		141,048
			3,014,507
Hungary - .7%
OTP Bank	15,538		390,144
Richter Gedeon	30,313		604,310
			994,454
India - 5.6%
Ambuja Cements	25,900		90,952
Bank of India	130,175		190,773
Bharat Petroleum	21,556		294,358
Bharti Infratel	50,590		291,787
Dr. Reddy's Laboratories	670		30,708
Engineers India	19,024		48,865
HCL Technologies	55,031		676,518
Hindustan Petroleum	55,176		656,346
ICICI Bank	72,797		260,144
Idea Cellular	104,302		173,568
Infosys	13,620		250,568
IRB Infrastructure Developers	115,141		404,595
ITC	77,626		384,775
Larsen & Toubro	7,214		132,542
LIC Housing Finance	44,308		329,956
Lupin	12,525		279,778
Mahindra & Mahindra	21,167		386,982
Max Financial Services	13,798		71,686
Max India	15,314	[c]	31,325
Max Ventures & Industries	3,063	[c]	194
NTPC	49,229		95,786
Petronet	48,240		182,660
Power Finance	68,343		176,837
Power Grid Corporation of India	112,680		236,684
Praj Industries	123,440		166,270
Prism Cement	46,270	[a]	56,246
Redington India	114,278		197,848
Rural Electrification	63,111		158,391
State Bank of India	73,658		216,060
Tata Consultancy Services	4,275		162,698

9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks - 53.7% (continued)	Shares		Value ($)
India - 5.6% (continued)
Tata Motors	37,348	[a]	218,034
UPL	98,314		709,194
Vedanta	22,650		30,731
			7,593,859
Indonesia - 1.3%
Bank Mandiri	629,400		488,900
Bank Negara Indonesia	182,700		71,647
Bank Rakyat Indonesia	806,000		694,461
Telekomunikasi Indonesia	1,435,700		360,008
United Tractors	80,000		92,308
			1,707,324
Malaysia - .8%
Astro Malaysia Holdings	96,800		74,185
British American Tobacco Malaysia	6,600		91,417
CIMB Group Holdings	39,600		49,227
DiGi.Com	107,800		136,494
Hap Seng Consolidated	30,700		59,252
Hong Leong Financial Group	6,100		24,266
Malayan Banking	132,800		307,024
Petronas Dagangan	10,400		64,242
Petronas Gas	20,000		112,777
Tenaga Nasional	44,000		157,211
			1,076,095
Mexico - 2.5%
Alfa, Cl. A	274,500		552,427
America Movil, Ser. L	276,200		214,858
Arca Continental	110,400		766,346
Controladora Vuela Compania de Aviacion, ADR	21,010	[a]	442,681
Fibra Uno Administracion	13,100		30,473
Gruma, Cl. B	20,140		319,391
Grupo Financiero Inbursa, Ser. O	76,000		152,113
Grupo Financiero Santander, Cl. B	133,800		242,630
OHL Mexico	85,400	[a]	135,190
PLA Administradora Industrial	219,200	[a]	407,515
Promotora y Operadora de Infraestructura	13,040		172,839
			3,436,463
Netherlands - .1%
Steinhoff International Holdings NV	20,620		135,267

10

Common Stocks - 53.7% (continued)	Shares		Value ($)
Peru - .3%
Credicorp	3,512		460,107
Philippines - 1.2%
Ayala Land	656,600		502,664
Globe Telecom	2,295		110,650
Metropolitan Bank & Trust	236,590		423,647
Philippine Long Distance Telephone	6,495		279,294
SM Prime Holdings	46,300		22,072
Universal Robina	54,830		258,164
			1,596,491
Poland - .9%
Orange Polska	59,799		108,020
Polski Koncern Naftowy ORLEN	14,609		289,345
Polskie Gornictwo Naftowe i Gazownictwo	140,586		200,450
Powszechna Kasa Oszczednosci Bank Polski	72,729	[a]	541,881
Powszechny Zaklad Ubezpieczen	6,597		62,943
			1,202,639
Russia - 1.8%
Gazprom, ADR	93,613		403,753
Lukoil, ADR	4,647		178,515
MMC Norilsk Nickel, ADR	4,790		61,839
MMC Norilsk Nickel, ADR	7,017		90,940
Rosneft, GDR	148,177		673,020
Sberbank of Russia, ADR	88,016		612,591
Severstal, GDR	5,488		58,063
Sistema, GDR	6,159		39,787
Surgutneftegas, ADR	12,760		74,391
Tatneft, ADR	6,590		209,826
Yandex, Cl. A	6,428	[a]	98,477
			2,501,202
South Africa - 3.1%
AngloGold Ashanti, ADR	18,831	[a]	257,796
Barclays Africa Group	24,398		247,207
Barloworld	12,585		64,443
Bidvest Group	18,432		465,677
Clicks Group	52,810		347,613
FirstRand	76,643		251,103
Growthpoint Properties	17,287		28,769
Imperial Holdings	12,907		131,485
Liberty Holdings	14,355		140,567

11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks - 53.7% (continued)	Shares		Value ($)
South Africa - 3.1% (continued)
Mediclinic International	23,760	[a]	305,387
Mondi	4,517		86,863
MTN Group	81,713		748,292
Redefine Properties	20,861		16,928
Resilient REIT	2,384		21,887
Sappi	75,900	[a]	336,065
SPAR Group	7,004		94,407
Telkom	30,573		119,217
Truworths International	35,787		238,083
Woolworths Holdings	60,421		366,977
			4,268,766
South Korea - 7.4%
BGF Retail	1,384		198,475
BNK Financial Group	32,438		275,139
Coway	8,290		699,532
DGB Financial Group	6,011		46,780
E-Mart	3,095		474,967
Hanssem	441		86,187
Hanwha	1,900		58,980
Hyosung	2,473		311,396
Hyundai Development Co-Engineering & Construction	6,625		266,193
Industrial Bank of Korea	7,590		81,302
Kangwon Land	9,397		336,077
KB Financial Group	11,388		317,163
Korea Electric Power	9,883		520,249
Korea Investment Holdings	4,616		177,399
KT&G	4,022		386,866
LG Chem	1,685		482,544
LG Display	12,322		286,608
LG Household & Health Care	607		501,587
Lotte Chemical	3,634		1,085,179
Lotte Shopping	1,424		312,543
Mirae Asset Securities	13,735		280,441
NCSoft	463		102,632
Samsung Electronics	1,041		1,194,292
Samsung Fire & Marine Insurance	2,592		668,625
Samsung Life Insurance	2,546		261,591
Shinsegae	472		83,785
SK Holdings	519		101,204

12

Common Stocks - 53.7% (continued)	Shares	Value ($)
South Korea - 7.4% (continued)
SK Hynix	15,833	389,733
SK Innovation	488	73,396
		10,060,865
Taiwan - 6.1%
Advanced Semiconductor Engineering	465,000	541,084
Catcher Technology	18,000	147,651
Cathay Financial Holding	337,000	403,659
Chailease Holding	53,688	93,584
China Life Insurance	366,000	281,460
Chunghwa Telecom	58,000	197,334
Compal Electronics	97,000	60,881
CTBC Financial Holding	123,873	65,431
E.Sun Financial Holding	298,298	166,833
Hon Hai Precision Industry	235,228	619,790
Inventec	434,000	275,093
Largan Precision	2,000	155,046
Mega Financial Holding	633,000	450,401
Nan Ya Plastics	131,000	275,155
Novatek Microelectronics	20,000	80,475
Pegatron	73,000	170,342
Phison Electronics	11,000	89,548
Pou Chen	211,000	268,798
Powertech Technology	18,000	40,828
Ruentex Industries	15,000	24,702
Taiwan Semiconductor Manufacturing	700,000	3,523,490
United Microelectronics	201,000	83,063
Zhen Ding Technology Holding	127,000	284,116
		8,298,764
Thailand - 1.6%
Glow Energy	29,700	77,669
PTT	42,400	337,464
PTT Exploration & Production	180,800	361,035
PTT Global Chemical, NVDR	95,000	163,374
PTT, NVDR	12,500	99,488
Siam Cement	6,250	83,144
Siam Cement, NVDR	3,450	45,699
Thai Beverage	759,900	403,108
Thai Oil	243,100	478,530

13

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks - 53.7% (continued)	Shares		Value ($)
Thailand - 1.6% (continued)
Thai Union Group, NVDR	314,100		186,603
			2,236,114
Turkey - 1.5%
Arcelik	22,630		153,876
Emlak Konut Gayrimenkul Yatirim Ortakligi	285,375		290,662
Eregli Demir ve Celik Fabrikalari	189,952		285,825
KOC Holding	6,330		32,146
TAV Havalimananlari Holdings	34,869		208,016
Tupras Turkiye Petrol Rafinerileri	13,067	[a]	367,970
Turk Hava Yollari	98,343	[a]	271,876
Turkiye Halk Bankasi	79,356		294,860
Turkiye Is Bankasi, Cl. C	107,276		177,410
			2,082,641
United Arab Emirates - .6%
Abu Dhabi Commercial Bank	74,771		136,391
Dubai Islamic Bank	99,747		161,040
Emaar Properties	279,811		458,607
			756,038
United States - 1.5%
iShares MSCI Emerging Markets ETF	60,163		2,060,583
Total Common Stocks (cost $71,930,670)			73,093,504
Preferred Stocks - 1.6%	Shares		Value ($)
Brazil - 1.5%
Banco Bradesco	31,920		240,311
Banco do Estado do Rio Grande do Sul, Cl. B	221,600		493,040
Cia Energetica de Minas Gerais	152,100		342,216
Cia Energetica de Sao Paulo, Cl. B	23,400		103,215
Cia Paranaense de Energia, Cl. B	11,100		88,444
Itau Unibanco Holding	8,090		70,221
Suzano Papel e Celulose, Cl. A	95,500		336,248
Telefonica Brasil	26,100		328,387
			2,002,082
Chile - .1%
Sociedad Quimica y Minera de Chile, Cl. B	3,587		74,053
Colombia - .0%
Grupo Aval Acciones y Valores	130,123		50,739
South Korea - .0%
Samsung Electronics	69		66,792
Total Preferred Stocks (cost $2,354,813)			2,193,666

14

Registered Investment Companies - 44.2%	Shares		Value ($)
United States - 44.2%
Dreyfus Global Emerging Markets Fund, Cl. Y	3,764,192	[d]	49,009,778
Dreyfus Strategic Beta Emerging Markets Fund, Cl. Y	1,100,703	[e]	11,216,166
(cost $59,495,538)			60,225,944
Total Investments (cost $133,781,021)	99.5%		135,513,114
Cash and Receivables (Net)	.5%		732,032
Net Assets	100.0%		136,245,146

ADR—American Depository Receipt

ETF—Exchange-Traded Fund

GDR—Global Depository Receipt

NVDR—Non-Voting Depository Receipt

REIT—Real Estate Investment Trust

a Non-income producing security.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2016, this security was valued at $378,845 or .28% of net assets.

c The valuation of this security has been determined in good faith by management under the direction of the Board of Trustees. At March 31, 2016, the value of these securities amounted to $31,519 or 0.0% of net assets.

d The fund’s investment in the Dreyfus Global Emerging Markets Fund, Cl. Y represents 36.0% of the fund’s total investments. The Dreyfus Global Emerging Markets Fund, Cl. Y seeks to provide long-term capital appreciation.

e The fund's investment in the Dreyfus Strategic Beta Emerging Markets Fund, Cl. Y represents 8.2% of the fund's total investments. Dreyfus Strategic Beta Emerging Markets Fund, Cl. Y seeks to provide long-term capital appreciation.

Portfolio Summary (Unaudited) †	Value (%)
Mutual Fund: Foreign	44.2
Financials	16.1
Information Technology	11.2
Industrials	4.5
Energy	3.9
Consumer Staples	3.8
Materials	3.8
Telecommunications	3.4
Consumer Discretionary	3.2
Utilities	2.3
Health Care	1.6
Exchange-Traded Funds	1.5
99.5

† Based on net assets.

See notes to financial statements.

15

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2016 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	74,285,483	75,287,170
Affiliated issuers	59,495,538	60,225,944
Cash		205,754
Cash denominated in foreign currency	349,499	354,892
Dividends receivable		265,292
Receivable for investment securities sold		247,318
Receivable for shares of Beneficial Interest subscribed		142,194
Prepaid expenses		41,710
		136,770,274
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		181,498
Payable for investment securities purchased		161,197
Payable for shares of Beneficial Interest redeemed		150,153
Interest payable—Note 2		1,199
Accrued expenses		31,081
		525,128
Net Assets ($)		136,245,146
Composition of Net Assets ($):
Paid-in capital		162,907,047
Accumulated investment (loss)—net		(145,945)
Accumulated net realized gain (loss) on investments		(28,258,632)
Accumulated net unrealized appreciation (depreciation) on investments and foreign currency transactions		1,742,676
Net Assets ($)		136,245,146

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	1,160,297	303,195	929,482	133,852,172
Shares Outstanding	64,539	17,597	51,902	7,466,780
Net Asset Value Per Share ($)	17.98	17.23	17.91	17.93

See notes to financial statements.

16

STATEMENT OF OPERATIONS
Six Months Ended March 31, 2016 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $92,805 foreign taxes withheld at source):
Unaffiliated issuers	602,852
Affiliated issuers	135,958
Total Income	738,810
Expenses:
Investment advisory fee—Note 3(a)	476,999
Custodian fees—Note 3(c)	125,332
Administration fee—Note 3(a)	43,268
Professional fees	34,930
Registration fees	30,690
Trustees’ fees and expenses—Note 3(d)	4,791
Shareholder servicing costs—Note 3(c)	4,111
Prospectus and shareholders’ reports	3,134
Interest expense—Note 2	1,913
Loan commitment fees—Note 2	1,353
Distribution fees—Note 3(b)	1,098
Miscellaneous	28,985
Total Expenses	756,604
Less—reduction in fees due to earnings credits—Note 3(c)	(18)
Net Expenses	756,586
Investment (Loss)—Net	(17,776)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions:
Unaffiliated issuers	(13,396,494)
Affiliated issuers	(2,896,345)
Net realized gain (loss) on forward foreign currency exchange contracts	(9,169)
Net Realized Gain (Loss)	(16,302,008)
Net unrealized appreciation (depreciation) on investments and foreign currency transactions:
Unaffiliated issuers	14,945,546
Affiliated issuers	7,995,973
Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(641)
Net Unrealized Appreciation (Depreciation)	22,940,878
Net Realized and Unrealized Gain (Loss) on Investments	6,638,870
Net Increase in Net Assets Resulting from Operations	6,621,094

See notes to financial statements.

17

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30, 2015
Operations ($):
Investment income (loss)—net	(17,776)	1,669,183
Net realized gain (loss) on investments	(16,302,008)	(11,004,182)
Net unrealized appreciation (depreciation) on investments	22,940,878	(29,734,823)
Net Increase (Decrease) in Net Assets Resulting from Operations	6,621,094	(39,069,822)
Dividends to Shareholders from ($):
Investment income—net:
Class A	(5,152)	(1,232)
Class I	(5,449)	(16,426)
Class Y	(1,057,347)	(1,538,438)
Net realized gain on investments:
Class A	-	(1,947)
Class C	-	(673)
Class I	-	(18,839)
Class Y	-	(1,764,369)
Total Dividends	(1,067,948)	(3,341,924)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	102,043	1,342,600
Class C	13,636	296,721
Class I	499,999	4,261,358
Class Y	47,847,581	110,725,943
Dividends reinvested:
Class A	5,152	3,179
Class C	-	673
Class I	4,990	27,489
Class Y	170,335	1,232,674
Cost of shares redeemed:
Class A	(145,586)	(183,344)
Class C	(14,651)	(10,139)
Class I	(2,557,685)	(1,781,281)
Class Y	(103,177,007)	(74,465,022)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(57,251,193)	41,450,851
Total Increase (Decrease) in Net Assets	(51,698,047)	(960,895)
Net Assets ($):
Beginning of Period	187,943,193	188,904,088
End of Period	136,245,146	187,943,193
Undistributed investment income (loss)—net	(145,945)	939,779

18

	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30, 2015
Capital Share Transactions (Shares):
Class A
Shares sold	5,882	66,158
Shares issued for dividends reinvested	296	157
Shares redeemed	(8,586)	(9,169)
Net Increase (Decrease) in Shares Outstanding	(2,408)	57,146
Class C
Shares sold	885	14,765
Shares issued for dividends reinvested	-	35
Shares redeemed	(951)	(492)
Net Increase (Decrease) in Shares Outstanding	(66)	14,308
Class Ia
Shares sold	28,881	218,705
Shares issued for dividends reinvested	289	1,371
Shares redeemed	(142,777)	(89,902)
Net Increase (Decrease) in Shares Outstanding	(113,607)	130,174
Class Ya
Shares sold	2,758,708	5,632,680
Shares issued for dividends reinvested	9,840	61,388
Shares redeemed	(5,990,536)	(3,865,948)
Net Increase (Decrease) in Shares Outstanding	(3,221,988)	1,828,120

[a]	During the period ended March 31, 2016, 31,976 Class I shares representing $564,495 were exchanged for 31,934 Class Y shares.

See notes to financial statements.

19

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Six Months Ended
	March 31, 2016	Year Ended September 30,
Class A Shares	(Unaudited)	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	17.23	21.34	20.58	19.78	21.86	26.99
Investment Operations:
Investment income (loss)—net[a]	(.03)	.09	.05	.23	.07	.09
Net realized and unrealized gain (loss) on investments	.84	(3.88)	.98	.57	2.15	(5.14)
Total from Investment Operations	.81	(3.79)	1.03	.80	2.22	(5.05)
Distributions:
Dividends from investment income—net	(.08)	(.13)	(.28)	–	(.08)	(.08)
Dividends from net realized gain on investments	—	(.20)	—	—	(4.22)	—
Total Distributions	(.08)	(.33)	(.28)	—	(4.30)	(.08)
Proceeds from redemption fees[b]	.02	.01	.01	—	—	—
Net asset value, end of period	17.98	17.23	21.34	20.58	19.78	21.86
Total Return (%)[c]	4.88[d]	(18.00)	5.14	3.99	12.48	(18.77)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.33[e,f]	1.42[f]	4.80[f]	6.20	5.55	3.66
Ratio of net expenses to average net assets	1.33[e,f]	1.42[f]	1.60[f]	1.60	2.25	2.25
Ratio of net investment income (loss) to average net assets	(.36)[e,f]	.47[f]	.22[f]	1.10	.36	.30
Portfolio Turnover Rate	29.24[d]	78.32	128.76	67.74	70.79	75.59
Net Assets, end of period ($ x 1,000)	1,160	1,153	209	130	107	158

a Based on average shares outstanding.

b See Note 3(e).

c Exclusive of sales charge.

d Not annualized.

e Annualized.

f Amount does not include the expenses of the underlying funds.

See notes to financial statements.

20

	Six Months Ended
	March 31, 2016	Year Ended September 30,
Class C Shares	(Unaudited)	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	16.50	20.44	19.60	18.98	21.23	26.36
Investment Operations:
Investment income (loss)—net[a]	(.10)	.04	(.16)	.04	(.14)	(.16)
Net realized and unrealized gain (loss) on investments	.81	(3.79)	.99	.58	2.14	(4.97)
Total from Investment Operations	.71	(3.75)	.83	.62	2.00	(5.13)
Distributions:
Dividends from investment income—net	—	—	—	—	(.03)	—
Dividends from net realized gain on investments	—	(.20)	—	—	(4.22)	—
Total Distributions	—	(.20)	—	—	(4.25)	—
Proceeds from redemption fees[b]	.02	.01	.01	—	—	—
Net asset value, end of period	17.23	16.50	20.44	19.60	18.98	21.23
Total Return (%)[c]	4.42[d]	(18.44)	4.34	3.21	11.63	(19.43)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.14[e,f]	2.08[f]	6.10[f]	6.62	5.79	3.92
Ratio of net expenses to average net assets	2.14[e,f]	2.08[f]	2.35[f]	2.35	3.00	3.00
Ratio of net investment income (loss) to average net assets	(1.16)[e,f]	.22[f]	(.77)[f]	.22	(.69)	(.58)
Portfolio Turnover Rate	29.24[d]	78.32	128.76	67.74	70.79	75.59
Net Assets, end of period ($ x 1,000)	303	291	69	76	91	157

a Based on average shares outstanding.

b See Note 3(e).

c Exclusive of sales charge.

d Not annualized.

e Annualized.

f Amount does not include the expenses of the underlying funds.

See notes to financial statements.

21

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
	March 31, 2016	Year Ended September 30,
Class I Shares	(Unaudited)	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	17.16	21.16	20.45	19.60	21.82	26.79
Investment Operations:
Investment income (loss)—net[a]	(.02)	.16	(.30)	.26	.24	.25
Net realized and unrealized gain (loss) on investments	.85	(3.79)	1.34	.59	2.10	(5.11)
Total from Investment Operations	.83	(3.63)	1.04	.85	2.34	(4.86)
Distributions:
Dividends from investment income—net	(.10)	(.18)	(.34)	—	(.34)	(.11)
Dividends from net realized gain on investments	—	(.20)	—	—	(4.22)	—
Total Distributions	(.10)	(.38)	(.34)	—	(4.56)	(.11)
Proceeds from redemption fees[b]	.02	.01	.01	—	—	—
Net asset value, end of period	17.91	17.16	21.16	20.45	19.60	21.82
Total Return (%)	5.02[c]	(17.44)	5.32	4.23	13.36	(18.27)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.03[d,e]	.99[e]	3.57[e]	5.39	4.66	2.83
Ratio of net expenses to average net assets	1.03[d,e]	.99[e]	1.35[e]	1.35	1.50	1.50
Ratio of net investment income (loss) to average net assets	(.28)[d,e]	.83[e]	(.63)[e]	1.27	1.19	.90
Portfolio Turnover Rate	29.24[c]	78.32	128.76	67.74	70.79	75.59
Net Assets, end of period ($ x 1,000)	929	2,840	748	3,359	4,291	8,090

a Based on average shares outstanding.

b See Note 3(e).

c Not annualized.

d Annualized.

e Amount does not include the expenses of the underlying funds.

See notes to financial statements.

22

	Six Months Ended
	March 31, 2016	Year Ended September 30,
Class Y Shares	(Unaudited)	2015	2014[a]
Per Share Data ($):
Net asset value, beginning of period	17.18	21.20	19.03
Investment Operations:
Investment income—net[b]	.00[c]	.17	.14
Net realized and unrealized gain (loss) on investments	.85	(3.82)	2.02
Total from Investment Operations	.85	(3.65)	2.16
Distributions:
Dividends from investment income—net	(.12)	(.18)	—
Dividends from net realized gain on investments	—	(.20)	—
Total Distributions	(.12)	(.38)	—
Proceeds from redemption fees[d]	.02	.01	.01
Net asset value, end of period	17.93	17.18	21.20
Total Return (%)	5.10[e]	(17.44)	11.40[e]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[f]	.95[g]	.93	1.29[g]
Ratio of net expenses to average net assets[f]	.95[g]	.93	1.29[g]
Ratio of net investment income (loss) to average net assets[f]	(.02)[g]	.84	1.03[g]
Portfolio Turnover Rate	29.24[e]	78.32	128.76
Net Assets, end of period ($ x 1,000)	133,852	183,659	187,879

a From the close of business on January 31, 2014 (commencement of initial offering) to September 30, 2014.

b Based on average shares outstanding.

c Amount represents less than $.01 per share

d See Note 3(e).

e Not annualized.

f Amount does not include the expenses of the underlying funds.

g Annualized.

See notes to financial statements.

23

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Diversified Emerging Markets Fund (the “fund”) is a separate diversified series of Dreyfus Investment Funds (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering seven series, including the fund. The fund’s investment objective is to seek long-term growth of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Mellon Capital Management Corporation (“Mellon Capital”) and The Boston Company Asset Management, LLC (“TBCAM”), each a wholly-owned subsidiary of BNY Mellon and an affiliate of Dreyfus, serve as the fund’s sub-investment advisers.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C, Class I and Class Y. Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

24

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Trust’s Board of Trustees (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

26

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of March 31, 2016 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities - Foreign Common Stocks†	71,001,402	—	31,519	71,032,921
Equity Securities - Foreign Preferred Stocks†	2,193,666	—	—	2,193,666
Exchange-Traded Funds	2,060,583	—	—	2,060,583
Mutual Funds	60,225,944	—	—	60,225,944

† See Statement of Investments for additional detailed categorizations.

At September 30, 2015, $97,194,611 of exchange traded foreign equity securities were classified within Level 2 of the fair value hierarchy pursuant to the fund’s fair valuation procedures.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine the fair value:

27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Equity Securities - Foreign Common Stocks ($)
Balance as of 9/30/2015	743,037
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	(196,450)
Purchases/issuances	—
Sales/dispositions	—
Transfer into Level 3†	30,674
Transfer out of Level 3†	(545,742)
Balance as of 3/31/2016	31,519
The amount of total gains (losses) for the period included in earnings attributable to the change in unrealized gains (losses) relating to investments still held at 3/31/2016	845

† Transfers into or out of Level 3 represent the value at the date of transfer. The transfer into Level 3 for the current period was due to the lack of observable inputs following the issuer’s spinoff. The transfer out of Level 3 for the current period was due to the resumption of trading of a security.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended March 31, 2016 were as follows:

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Affiliated Investment Company	Value 9/30/2015 ($)	Purchases ($)	†	Sales ($)	Net Realized Gain (Loss) ($)
Dreyfus Global Emerging Markets Fund, Cl. Y	63,777,089	2,606,816		21,961,150	(2,706,931)
Dreyfus Strategic Beta Emerging Markets Fund, Cl. Y	15,406,187	787,662		5,490,288	(189,414)
Total	79,183,276	3,394,478		27,451,438	(2,896,345)

Affiliated Investment Company	Change in Net Unrealized Appreciation (Depreciation) ($)	Value 3/31/2016 ($)	Net Assets (%)	Dividends/ Distributions ($)
Dreyfus Global Emerging Markets Fund, Cl. Y	7,293,954	49,009,778	36.0	—
Dreyfus Strategic Beta Emerging Markets Fund, Cl. Y	702,019	11,216,166	8.2	135,958
Total	7,995,973	60,225,944	44.2	135,958

† Includes reinvested dividends/distributions.

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

(f) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

As of and during the period ended March 31, 2016, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended March 31, 2016, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended September 30, 2015 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended September 30, 2015 was as follows: ordinary income $3,181,778 and long-term capital gains $160,146. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $555 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to January 11, 2016, the unsecured credit facility with Citibank, N.A. was $480 million and prior to October 7, 2015, the unsecured credit facility with Citibank, N.A. was $430 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended March 31, 2016 was approximately $288,500 with a related weighted average annualized interest rate of 1.33%.

NOTE 3—Investment Advisory Fee, Sub-Investment Advisory Fee, Administration Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with Dreyfus, the fund has agreed to pay an investment advisory fee at the annual rate of 1.10% of the value of the fund’s average daily net assets other than assets allocated to investments in other investment companies (other underlying funds, which may consist of affiliated funds, mutual funds and exchange traded funds) and is payable monthly. Dreyfus has contractually agreed, from October 1, 2015 through February 1, 2017, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the expenses of Class A, C, I and Y shares (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage

30

commissions, commitment fees on borrowings, acquired fund fees and expenses of the underlying fund and extraordinary expenses) do not exceed 1.35%, 1.35%, 1.35% and 1.30% of the value of the respective class’ average daily net assets. During the period ended March 31, 2016, there was no reduction in expenses pursuant to the undertaking.

Pursuant to separate sub-investment advisory agreements between Dreyfus, TBCAM and Mellon Capital, each serves as the fund’s sub-investment adviser responsible for the day-to-day management of a portion of the fund’s portfolio. Dreyfus pays each sub-investment adviser a monthly fee at an annual percentage of the value of the fund’s average daily net assets. Dreyfus has obtained an exemptive order from the SEC (the “Order”), upon which the fund may rely, to use a manager of managers approach that permits Dreyfus, subject to certain conditions and approval by the Board, to enter into and materially amend sub-investment advisory agreements with one or more sub-investment advisers who are either unaffiliated with Dreyfus or are wholly-owned subsidiaries (as defined under the Act) of Dreyfus’ ultimate parent company, BNY Mellon, without obtaining shareholder approval. The Order also allows the fund to disclose the sub-investment advisory fee paid by Dreyfus to any unaffiliated sub-investment adviser in the aggregate with other unaffiliated sub-investment advisers in documents filed with the SEC and provided to shareholders. In addition, pursuant to the Order, it is not necessary to disclose the sub-investment advisory fee payable by Dreyfus separately to a sub-investment adviser that is a wholly-owned subsidiary of BNY Mellon in documents filed with the SEC and provided to shareholders; such fees are to be aggregated with fees payable to Dreyfus. Dreyfus has ultimate responsibility (subject to oversight by the Board) to supervise any sub-investment adviser and recommend the hiring, termination, and replacement of any sub-investment adviser to the Board.

The fund has a Fund Accounting and Administrative Services Agreement (the “Administration Agreement”) with Dreyfus, whereby Dreyfus performs administrative, accounting and recordkeeping services for the fund. The fund has agreed to compensate Dreyfus for providing accounting and recordkeeping services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help. The fee is based on the fund’s average daily net assets and computed at the following annual rates: .10% of the first $500 million, .065% of the next $500 million and .02% in excess of $1 billion.

In addition, after applying any expense limitations or fee waivers that reduce the fees paid to Dreyfus for this service, Dreyfus has contractually

31

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

agreed in writing to waive any remaining fees for this service to the extent that they exceed both Dreyfus’ costs in providing these services and a reasonable allocation of the costs incurred by Dreyfus and its affiliates related to the support and oversight of these services. The fund also reimburses Dreyfus for the out-of-pocket expenses incurred in performing this service for the fund. Pursuant to the Administration Agreement, the fund was charged $43,268 during the period ended March 31, 2016.

During the period ended March 31, 2016, the Distributor retained $5 from commissions earned on sales of the fund’s Class A shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended March 31, 2016, Class C shares were charged $1,098 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended March 31, 2016, Class A and Class C shares were charged $1,427 and $366, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan or Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of

32

transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended March 31, 2016, the fund was charged $1,328 for transfer agency services and $56 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $18.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended March 31, 2016, the fund was charged $125,332 pursuant to the custody agreement.

During the period ended March 31, 2016, the fund was charged $5,294 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $67,126, administration fees $1,550, Distribution Plan fees $185, Shareholder Services Plan fees $300, custodian fees $106,480, Chief Compliance Officer fees $5,294 and transfer agency fees $563.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(e) A 2% redemption fee is charged and retained by the fund on certain shares redeemed within sixty days following the date of issuance subject to certain exceptions, including redemptions made through use of the fund’s exchange privilege. During the period ended March 31, 2016, redemption fees charged and retained by the fund amounted to $181,894.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward contracts, during the period ended March 31, 2016, amounted to $45,649,025 and $100,698,070, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-the-counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations,

33

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended March 31, 2016 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. At March 31, 2016, there were no forward contracts outstanding.

The following summarizes the average market value of derivatives outstanding during the period ended March 31, 2016:

Average Market Value ($)
Forward contracts	402,408

At March 31, 2016, accumulated net unrealized appreciation on investments was $1,732,093, consisting of $7,837,149 gross unrealized appreciation and $6,105,056 gross unrealized depreciation.

34

At March 31, 2016, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

35

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY, ADMINISTRATION AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Trustees held on February 24-25, 2016, the Board considered the renewal of the fund’s Investment Advisory Agreement and Administration Agreement, pursuant to which Dreyfus provides the fund with investment advisory services and administrative services (together, the “Management Agreement”) and Dreyfus’ separate Sub-Investment Advisory Agreements (the “Sub-Investment Advisory Agreements” and, collectively with the Management Agreement, the “Agreements”) with each of The Boston Company Asset Management LLC (“TBCAM”) and Mellon Capital Management Corporation (“Mellon Capital,” and, together with TBCAM, the “Subadvisers”) pursuant to which each Subadviser serves as a sub-investment adviser and provides day-to-day management of a portion of the fund’s investments. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus and the Subadvisers. In considering the renewal of the Agreements, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

A representative of Dreyfus reminded the Board that the fund uses a “manager of managers” approach by selecting one or more experienced investment managers to serve as subadvisers to the fund. The fund also uses a “fund of funds” approach by investing in one or more underlying funds. The fund currently allocates its assets among emerging market equity strategies employed by TBCAM and Mellon Capital, each an affiliate of Dreyfus, and two affiliated underlying funds, Dreyfus Global Emerging Markets Fund (the “Newton Fund”), which is sub-advised by Newton Capital Management Limited, an affiliate of Dreyfus, and Dreyfus Strategic Beta Emerging Markets Fund, which is sub-advised by Mellon Capital.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’

36

corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures, as well as Dreyfus’ supervisory activities over the Subadvisers. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended December 31, 2015, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

The Board was reminded that, prior to January 31, 2014, the fund did not use a “manager of managers” or “fund of funds” approach and the fund’s investment strategies were different than the strategies currently in place. The Board noted that different investment strategies may lead to different performance results and that the fund’s performance for periods prior to the Effective Date reflects the investment strategy in effect prior to that date.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds. The Board discussed the results of the comparisons and noted that the fund’s total return performance (Class A and/or Class I shares) was above the Performance Group and Performance Universe medians for the

37

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY, ADMINISTRATION AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

various periods, except for the five-year period when the fund’s performance was below the Performance Group median. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board noted that the fund’s contractual management fee was above the Expense Group median and the fund’s actual management fee and expense ratio were below the Expense Group and the Expense Universe medians. The Board was reminded that no investment advisory fee or administration fee are applied to the portion of the fund’s average daily net assets allocated to affiliated and unaffiliated open-end and closed-end funds, including the Newton Fund and the Mellon Capital Fund.

Dreyfus representatives noted that Dreyfus has contractually agreed, until February 1, 2017, to waive receipt of its fees and/or assume the direct expenses of the fund so that the expenses of Class A, Class C, Class I and Class Y shares (excluding Rule 12b-1 fees, shareholder services fees, acquired fund fees and expenses incurred by underlying funds, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 1.35%, 1.35%, 1.35% and 1.30%, respectively. Dreyfus representatives also noted that, in connection with the Administration Agreement and its related fees, Dreyfus has contractually agreed to waive its fees to the extent that such fees exceed Dreyfus’ costs in providing the services contemplated under the Administration Agreement.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Broadridge category as the fund and (2) paid to Dreyfus or the Subadvisers or its affiliates for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

The Board considered the fee to the Subadvisers in relation to the fee paid to Dreyfus by the fund and the respective services provided by the

38

Subadvisers and Dreyfus. The Board also noted each Subadviser’s fee is paid by Dreyfus (out of its fee from the fund) and not the fund.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing the fund (which was zero) and the aggregate profitability percentage to Dreyfus and its affiliates for managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered on the advice of its counsel the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements bear a reasonable relationship to the mix of services provided by Dreyfus and the Subadvisers, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since Dreyfus, and not the fund, pays the Subadvisers pursuant to the Sub-Investment Advisory Agreements, the Board did not consider the Subadvisers’ profitability to be relevant to its deliberations. Dreyfus representatives noted that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Dreyfus representatives also noted that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus and the Subadvisers from acting as investment adviser and sub-investment advisers, respectively, and noted the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the

39

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY, ADMINISTRATION AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by Dreyfus and the Subadvisers are adequate and appropriate.

• The Board was satisfied with the fund’s performance.

• The Board concluded that the fees paid to Dreyfus and the Subadvisers were reasonable in light of the considerations described above.

• The Board determined that the fee charged by Dreyfus under the Agreements was for services in addition to, and not duplicative of, services provided under the advisory contracts of the underlying funds in which the fund invests.

• The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreements and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates and the Subadvisers, of the fund and the services provided to the fund by Dreyfus and the Subadvisers. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years. The Board determined to renew the Agreements.

40

NOTES

41

For More Information

Dreyfus Diversified Emerging Markets Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Sub-Investment Adviser

Mellon Capital Management Corporation
50 Fremont Street, Suite 3900
San Francisco, CA 94105

The Boston Company Asset Management, LLC
BNY Mellon Center One Boston Place
Boston, MA 02108

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A: DBEAX Class C: DBECX Class I: SBCEX Class Y: SBYEX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2016 MBSC Securities Corporation 6919SA0316

Dreyfus/Newton International Equity Fund

SEMIANNUAL REPORT March 31, 2016

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus/Newton International Equity Fund	The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus/Newton International Equity Fund, covering the six-month period from October 1, 2015, through March 31, 2016. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

The reporting period was a time of varied and, at times, conflicting economic influences. On one hand, the U.S. economy continued to grow as domestic labor markets posted significant gains, housing markets recovered, and lower fuel prices put cash in consumers’ pockets. Indeed, these factors, along with low inflation, prompted the Federal Reserve Board in December to raise short-term interest rates for the first time in nearly a decade.

On the other hand, the global economy continued to disappoint, particularly in China and other emerging markets, where reduced industrial demand and declining currency values sparked substantial declines in commodity prices. These developments proved especially challenging for financial markets in January and early February, but stocks and riskier sectors of the bond market later rallied strongly to post positive returns, on average, for the reporting period overall.

While we are encouraged that stabilizing commodity prices and continued strength in the U.S. economy recently have supported the financial markets, we expect market volatility to persist over the foreseeable future until global economic uncertainty abates. In addition, wide differences in underlying fundamental and technical influences across various asset classes, economic sectors, and regional markets suggest that selectivity may be an important determinant of investment success over the months ahead. We encourage you to discuss the implications of our observations with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

J. Charles Cardona
President
The Dreyfus Corporation
April 15, 2016

2

DISCUSSION OF FUND PERFORMANCE

For the period of October 1, 2015, through March 31, 2016, as provided by Paul Markham, Lead Portfolio Manager of Newton Capital Management Limited, Sub-Investment Adviser

Fund and Market Performance Overview

For the six-month period ended March 31, 2016, Dreyfus/Newton International Equity Fund’s Class A shares produced a total return of 0.82%, Class C shares returned 0.50%, Class I shares returned 1.07%, and Class Y shares returned 1.03%.1 In comparison, the fund’s benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East Index (“MSCI EAFE Index”), produced a total return of 1.56% for the same period.2

Developed equity markets generally produced mildly positive total returns during the reporting period amid global economic headwinds. The fund lagged its benchmark, largely due to shortfalls in the United Kingdom, Switzerland, and Australia.

The Fund’s Investment Approach

The fund normally invests at least 80% of its assets in common stocks, securities convertible into common stocks of foreign companies, and in depositary receipts evidencing ownership in such securities. The process of selecting investments begins with Newton’s core list of global investment themes. These themes, which are reviewed and updated regularly, are based on observable economic, industrial, or social trends (typically global) that Newton believes will positively or negatively affect certain sectors or industries.

As examples of themes followed during the period, for instance, Newton’s Debt Burden theme asserts that excessive debt is weighing on economic activity, and that the way in which deleveraging occurs is critical to the outlook for economics and financial markets. In addition, Newton’s Net Effects theme focuses upon the opportunities and risks inherent in the growth of information technology networks around the world.

Markets Proved Volatile amid Global Instability

The MSCI EAFE Index rebounded from earlier weakness in October 2015 when the Chinese central bank cut interest rates and expectations rose that Eurozone and Japanese central banks would further ease monetary policy. Nonetheless, market volatility persisted over the remainder of 2015 as investors awaited higher short-term interest rates in the United States.

The market decline accelerated in January and early February 2016 amid renewed concerns about the Chinese economy and plummeting commodity prices. Japanese investors were further blindsided by the surprise announcement that the Bank of Japan would join the European Central Bank in adopting negative interest rates as part of its stimulus program.

International equity markets fared much better from mid-February through the reporting period’s end. Investor sentiment improved in response to stabilizing oil prices, expectations of additional easing measures from the ECB, and comments from the Federal Reserve Board suggesting that U.S. interest rates would rise more gradually than previously feared.

U.K. Holdings Weighed on Relative Performance

Although the fund participated in the overall market’s modest gains during the reporting period, disappointing stock selections in the United Kingdom weighed on relative results. Among consumer discretionary companies, takeaway food delivery website Just Eat declined amid evidence that alternative platforms were gaining market share, and retailers Next and Dixons

3

DISCUSSION OF FUND PERFORMANCE (continued)

Carphone were hurt by slowing sales. U.K. financial companies also demonstrated weakness, including fund holding Barclays. In Switzerland, drug developer Novartis lost value due to disappointing quarterly earnings and political rhetoric regarding U.S. drug pricing. In addition, underweighted exposure to Australian stocks prevented the fund from participating more fully in their gains. From an industry group perspective, underweighted exposure to banks bolstered relative results in the financials sector, but these benefits were more than offset by declines in fund holdings Credit Suisse Group, Nomura Holdings, and Commerzbank.

The fund achieved better results in Japan, where consumer staples stocks were key contributors. Japan Tobacco rebounded from earlier weakness in the wake of news that the company was raising its prices. Suntory Beverage & Food and pharmacy operator Sugi Holdings also fared well. The information technology sector represented the reporting period’s top industry group over the reporting period. German semiconductor manufacturer Infineon Technologies increased its dividend and reported better-than-expected margins and earnings. Chinese search engine Baidu, Japanese IT staffing company TechnoPro Holdings, and German software developer SAP all performed strongly. In other areas, Dutch publisher Wolters Kluwer demonstrated strong organic growth, healthy operating profits, and higher-than-expected free cash flow, and Chinese sofa manufacturer Man Wah Holdings advanced as investors came to appreciate the company’s consistent execution and promising growth outlook.

Maintaining a Cautious Investment Posture

The world’s economies generally are still languishing, casting significant doubt on whether precedent-setting stimulus programs will achieve policymakers’ desired outcomes. In light of this and other factors, we expect heightened market volatility, lower returns, and lower government bond yields in the months ahead.

Therefore, we have retained a bias towards higher quality, traditionally defensive investments, including companies with solid and repeatable cash flows, sensible capital allocation, robust balance sheets, and the capacity to pay out sustainable dividends. As of the reporting period’s end, the fund held overweighted exposure to the consumer staples, consumer discretionary, and information technology sectors, but we have identified relatively few opportunities in the financials, industrials, energy, and materials sectors.

April 15, 2016

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.

Equity funds are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Investing internationally involves special risks, including changes in currency exchange rates, political, economic and social instability, a lack of comprehensive company information, differing auditing and legal standards, and less market liquidity. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid, and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying instruments or the fund’s other investments.

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 SOURCE: LIPPER INC. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions. The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries. The Index does not take into account fees and expenses to which the fund is subject. Investors cannot invest directly in any index.

4

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus/Newton International Equity Fund from October 1, 2015 to March 31, 2016. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended March 31, 2016

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$ 6.13	$ 9.97	$ 4.62	$ 4.42
Ending value (after expenses)	$1,008.20	$1,005.00	$1,010.70	$1,010.30

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended March 31, 2016

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$ 6.16	$ 10.02	$ 4.65	$ 4.45
Ending value (after expenses)	$1,018.90	$1,015.05	$1,020.40	$1,020.60

† Expenses are equal to the fund's annualized expense ratio of 1.22% for Class A, 1.99% for Class C, .92% for Class I and .88% for Class Y, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

5

STATEMENT OF INVESTMENTS
March 31, 2016 (Unaudited)

Common Stocks - 95.9%	Shares		Value ($)
Australia - .7%
Dexus Property Group	1,285,262		7,822,606
Belgium - 2.3%
Anheuser-Busch InBev	202,958		25,230,893
China - 2.2%
Baidu, ADR	60,029	[a]	11,458,336
China Biologic Products	114,366	[a]	13,092,620
			24,550,956
France - 2.5%
Air Liquide	99,543		11,201,292
Vivendi	776,309		16,324,564
			27,525,856
Georgia - .6%
TBC Bank, GDR	610,760		6,412,980
Germany - 13.0%
Bayer	148,041		17,401,526
Commerzbank	166,024	[a]	1,443,531
Hella KGaA Hueck & Co	268,387		11,389,826
Infineon Technologies	1,681,454		23,926,198
LEG Immobilien	446,272	[a]	42,072,388
MTU Aero Engines Holding	114,909		11,021,358
SAP	224,477		18,161,280
Telefonica Deutschland Holding	3,618,790		19,604,988
			145,021,095
Hong Kong - 3.4%
AIA Group	3,642,912		20,639,262
Man Wah Holdings	13,941,400		17,648,365
			38,287,627
India - 1.1%
HDFC Bank, ADR	197,221		12,154,730
Ireland - 1.1%
CRH	437,601		12,356,355
Italy - 2.5%
Atlantia	995,932		27,617,873
Japan - 24.4%
Don Quijote Holdings	740,000		25,708,828
FANUC	86,100		13,376,503
Japan Airlines	582,886		21,348,404

6

Common Stocks - 95.9% (continued)	Shares		Value ($)
Japan - 24.4% (continued)
Japan Tobacco	853,600		35,571,407
LIXIL Group	364,500		7,432,827
M3	447,500		11,260,562
Recruit Holdings	527,971		16,114,269
Sawai Pharmaceutical	128,700		8,061,975
Skylark	1,465,500		19,349,887
SoftBank Group	246,600		11,757,569
Sugi Holdings	449,700		23,734,666
Suntory Beverage & Food	415,600		18,722,218
TechnoPro Holdings	547,200		16,239,264
Topcon	1,624,800		21,424,348
Toyota Motor	402,200		21,270,553
			271,373,280
Mexico - .9%
Grupo Financiero Santander Mexico, Cl. B, ADR	1,138,418		10,279,915
Netherlands - 8.6%
Intertrust	515,665	[b]	11,500,818
RELX	1,117,828		19,518,520
Unilever	607,020		27,204,382
Wolters Kluwer	931,691		37,190,883
			95,414,603
Norway - .8%
DNB	748,924		8,856,178
Philippines - .2%
Energy Development	14,902,800		1,903,105
Portugal - 1.0%
Galp Energia	853,309		10,729,355
Switzerland - 9.2%
Actelion	92,129	[a]	13,768,330
Credit Suisse Group	1,455,697	[a]	20,604,270
Nestle	387,127		28,927,331
Novartis	323,525		23,451,399
Roche Holding	62,667		15,426,425
			102,177,755
United Kingdom - 21.4%
Associated British Foods	411,019		19,769,951
Barclays	8,120,763		17,495,109
British American Tobacco	323,284		18,990,486
Centrica	6,186,551		20,232,064

7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks - 95.9% (continued)	Shares		Value ($)
United Kingdom - 21.4% (continued)
Diageo	658,373		17,791,181
Dixons Carphone	2,576,968		15,778,035
GlaxoSmithKline	423,378		8,586,013
Just Eat	2,535,655	[a]	13,740,594
Merlin Entertainments	1,783,191	[b]	11,870,695
Next	145,982		11,321,960
Prudential	1,070,364		20,000,338
Royal Dutch Shell, Cl. B	579,637		14,152,513
Vodafone Group	9,473,859		30,098,205
Wolseley	319,917		18,098,886
			237,926,030
Total Common Stocks (cost $979,938,940)			1,065,641,192
Other Investment - 3.8%	Shares		Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred Plus Money Market Fund (cost $41,699,353)	41,699,353	[c]	41,699,353
Total Investments (cost $1,021,638,293)	99.7%		1,107,340,545
Cash and Receivables (Net)	.3%		3,484,484
Net Assets	100.0%		1,110,825,029

ADR—American Depository Receipt

GDR—Global Depository Receipt

a Non-income producing security.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2016, these securities were valued at $23,371,513 or 2.1% of net assets.

c Investment in affiliated money market mutual fund.

8

Portfolio Summary (Unaudited) †	Value (%)
Consumer Staples	19.4
Consumer Discretionary	18.9
Financials	15.1
Industrials	12.4
Health Care	11.9
Information Technology	6.3
Telecommunication Services	5.5
Money Market Investment	3.8
Energy	2.3
Materials	2.1
Utilities	2.0
99.7

† Based on net assets.

See notes to financial statements.

9

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2016 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	979,938,940	1,065,641,192
Affiliated issuers	41,699,353	41,699,353
Cash		1,280,198
Cash denominated in foreign currency	238,551	238,689
Dividends receivable		5,560,736
Receivable for shares of Beneficial Interest subscribed		1,703,540
Receivable for investment securities sold		640,043
Prepaid expenses		46,602
		1,116,810,353
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		905,975
Payable for investment securities purchased		4,780,885
Payable for shares of Beneficial Interest redeemed		240,370
Unrealized depreciation on forward foreign currency exchange contracts—Note 4		11,047
Accrued expenses		47,047
		5,985,324
Net Assets ($)		1,110,825,029
Composition of Net Assets ($):
Paid-in capital		1,081,516,788
Accumulated undistributed investment income—net		4,547,313
Accumulated net realized gain (loss) on investments		(60,961,604)
Accumulated net unrealized appreciation (depreciation) on investments and foreign currency transactions		85,722,532
Net Assets ($)		1,110,825,029

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	6,830,310	1,611,363	65,254,615	1,037,128,741
Shares Outstanding	368,727	88,841	3,551,218	56,694,274
Net Asset Value Per Share ($)	18.52	18.14	18.38	18.29

See notes to financial statements.

10

STATEMENT OF OPERATIONS
Six Months Ended March 31, 2016 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $783,865 foreign taxes withheld at source):
Unaffiliated issuers	11,102,245
Affiliated issuers	34,915
Total Income	11,137,160
Expenses:
Investment advisory fee—Note 3(a)	4,115,324
Custodian fees—Note 3(c)	148,188
Administration fee—Note 3(a)	93,500
Registration fees	49,128
Professional fees	36,368
Trustees’ fees and expenses—Note 3(d)	32,753
Shareholder servicing costs—Note 3(c)	25,988
Loan commitment fees—Note 2	8,203
Prospectus and shareholders’ reports	7,963
Distribution fees—Note 3(b)	5,777
Interest expense—Note 2	426
Miscellaneous	27,513
Total Expenses	4,551,131
Less—reduction in fees due to earnings credits—Note 3(c)	(24)
Net Expenses	4,551,107
Investment Income—Net	6,586,053
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(23,638,809)
Net realized gain (loss) on forward foreign currency exchange contracts	(4,352,050)
Net Realized Gain (Loss)	(27,990,859)
Net unrealized appreciation (depreciation) on investments and foreign currency transactions	33,111,913
Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(18,729)
Net Unrealized Appreciation (Depreciation)	33,093,184
Net Realized and Unrealized Gain (Loss) on Investments	5,102,325
Net Increase in Net Assets Resulting from Operations	11,688,378

See notes to financial statements.

11

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30, 2015
Operations ($):
Investment income—net	6,586,053	11,342,544
Net realized gain (loss) on investments	(27,990,859)	(20,825,922)
Net unrealized appreciation (depreciation) on investments	33,093,184	(49,956,650)
Net Increase (Decrease) in Net Assets Resulting from Operations	11,688,378	(59,440,028)
Dividends to Shareholders from ($):
Investment income—net:
Class A	(66,687)	(45,244)
Class C	(4,742)	(19,617)
Class I	(610,971)	(826,604)
Class Y	(11,120,282)	(24,124,094)
Net realized gain on investments:
Class A	-	(41,568)
Class C	-	(18,505)
Class I	-	(540,048)
Class Y	-	(13,319,218)
Total Dividends	(11,802,682)	(38,934,898)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	1,614,495	6,034,240
Class C	416,159	730,359
Class I	33,116,823	35,984,384
Class Y	240,356,897	319,351,626
Dividends reinvested:
Class A	65,674	84,769
Class C	4,742	38,122
Class I	569,132	1,248,485
Class Y	4,475,809	19,737,631
Cost of shares redeemed:
Class A	(1,833,208)	(786,295)
Class C	(223,469)	(436,089)
Class I	(11,719,831)	(18,271,886)
Class Y	(102,855,231)	(114,873,841)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	163,987,992	248,841,505
Total Increase (Decrease) in Net Assets	163,873,688	150,466,579
Net Assets ($):
Beginning of Period	946,951,341	796,484,762
End of Period	1,110,825,029	946,951,341
Undistributed investment income—net	4,547,313	9,763,942

12

	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30, 2015
Capital Share Transactions (Shares):
Class A
Shares sold	88,612	297,171
Shares issued for dividends reinvested	3,419	4,536
Shares redeemed	(99,082)	(39,761)
Net Increase (Decrease) in Shares Outstanding	(7,051)	261,946
Class C
Shares sold	22,479	36,131
Shares issued for dividends reinvested	252	2,073
Shares redeemed	(12,185)	(22,382)
Net Increase (Decrease) in Shares Outstanding	10,546	15,822
Class Ia
Shares sold	1,796,329	1,796,337
Shares issued for dividends reinvested	29,891	67,340
Shares redeemed	(641,968)	(943,910)
Net Increase (Decrease) in Shares Outstanding	1,184,252	919,767
Class Ya
Shares sold	13,133,236	16,257,122
Shares issued for dividends reinvested	236,191	1,070,951
Shares redeemed	(5,554,572)	(5,902,266)
Net Increase (Decrease) in Shares Outstanding	7,814,855	11,425,807

[a]	During the period ended March 31, 2016, 178,485 Class I shares representing $3,290,510 were exchanged for 179,298 Class Y shares.

See notes to financial statements.

13

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Six Months Ended
	March 31, 2016	Year Ended September 30,
Class A Shares	(Unaudited)	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	18.54	20.41	20.15	16.96	14.74	16.80
Investment Operations:
Investment income—net[a]	.08	.19	.47	.21	.18	.19
Net realized and unrealized gain (loss) on investments	.08	(1.33)	.10	3.19	2.52	(1.82)
Total from Investment Operations	.16	(1.14)	.57	3.40	2.70	(1.63)
Distributions:
Dividends from investment income—net	(.18)	(.38)	(.31)	(.21)	(.23)	(.17)
Dividends from net realized gain on investments	–	(.35)	–	–	(.25)	(.26)
Total Distributions	(.18)	(.73)	(.31)	(.21)	(.48)	(.43)
Net asset value, end of period	18.52	18.54	20.41	20.15	16.96	14.74
Total Return (%)[b]	.82[c]	(5.58)	2.88	20.24	18.92	(10.10)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.22[d]	1.19	1.30	1.34	1.32	1.32
Ratio of net expenses to average net assets	1.22[d]	1.19	1.30	1.34	1.32	1.32
Ratio of net investment income to average net assets	.90[d]	.97	2.22	1.11	1.14	1.06
Portfolio Turnover Rate	19.91[c]	36.37	39.45	55.27	57.88	63.28
Net Assets, end of period ($ x 1,000)	6,830	6,965	2,324	9,404	7,300	9,766

a  Based on average shares outstanding.

b  Exclusive of sales charge.

c  Not annualized.

d  Annualized.

See notes to financial statements.

14

	Six Months Ended
	March 31, 2016	Year Ended September 30,
Class C Shares	(Unaudited)	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	18.10	20.10	19.90	16.70	14.54	16.59
Investment Operations:
Investment income—net[a]	.01	.02	.29	.05	.07	.05
Net realized and unrealized gain (loss) on investments	.08	(1.30)	.14	3.17	2.47	(1.79)
Total from Investment Operations	.09	(1.28)	.43	3.22	2.54	(1.74)
Distributions:
Dividends from investment income—net	(.05)	(.37)	(.23)	(.02)	(.13)	(.05)
Dividends from net realized gain on investments	–	(.35)	–	–	(.25)	(.26)
Total Distributions	(.05)	(.72)	(.23)	(.02)	(.38)	(.31)
Net asset value, end of period	18.14	18.10	20.10	19.90	16.70	14.54
Total Return (%)[b]	.50[c]	(6.39)	2.18	19.31	17.92	(10.79)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.99[d]	2.01	2.04	2.13	2.16	2.07
Ratio of net expenses to average net assets	1.99[d]	2.01	2.04	2.13	2.16	2.07
Ratio of net investment income to average net assets	.16[d]	.10	1.43	.28	.42	.31
Portfolio Turnover Rate	19.91[c]	36.37	39.45	55.27	57.88	63.28
Net Assets, end of period ($ x 1,000)	1,611	1,417	1,256	979	722	924

a  Based on average shares outstanding.

b  Exclusive of sales charge.

c  Not annualized.

d  Annualized.

See notes to financial statements.

15

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
	March 31, 2016	Year Ended September 30,
Class I Shares	(Unaudited)	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	18.39	20.37	20.10	16.92	14.77	16.84
Investment Operations:
Investment income—net[a]	.12	.26	.61	.26	.24	.26
Net realized and unrealized gain (loss) on investments	.09	(1.35)	.03	3.18	2.49	(1.86)
Total from Investment Operations	.21	(1.09)	.64	3.44	2.73	(1.60)
Distributions:
Dividends from investment income—net	(.22)	(.54)	(.37)	(.26)	(.33)	(.21)
Dividends from net realized gain on investments	–	(.35)	–	–	(.25)	(.26)
Total Distributions	(.22)	(.89)	(.37)	(.26)	(.58)	(.47)
Net asset value, end of period	18.38	18.39	20.37	20.10	16.92	14.77
Total Return (%)	1.07[b]	(5.37)	3.25	20.62	19.27	(9.90)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.92[c]	.90	.96	1.01	1.04	1.05
Ratio of net expenses to average net assets	.92[c]	.90	.96	1.01	1.04	1.05
Ratio of net investment income to average net assets	1.32[c]	1.32	2.95	1.42	1.54	1.48
Portfolio Turnover Rate	19.91[b]	36.37	39.45	55.27	57.88	63.28
Net Assets, end of period ($ x 1,000)	65,255	43,538	29,479	535,265	430,297	484,349

a  Based on average shares outstanding.

b  Not annualized.

c  Annualized.

See notes to financial statements.

16

	Six Months Ended
	March 31, 2016	Year Ended September 30,
Class Y Shares	(Unaudited)	2015	2014	2013[a]
Per Share Data ($):
Net asset value, beginning of period	18.31	20.38	20.11	18.74
Investment Operations:
Investment income—net[b]	.12	.26	.22	.06
Net realized and unrealized gain (loss) on investments	.08	(1.34)	.43	1.31
Total from Investment Operations	.20	(1.08)	.65	1.37
Distributions:
Dividends from investment income—net	(.22)	(.64)	(.38)	–
Dividends from net realized gain on investments	–	(.35)	–	–
Total Distributions	(.22)	(.99)	(.38)	–
Net asset value, end of period	18.29	18.31	20.38	20.11
Total Return (%)	1.03[c]	(5.32)	3.33	6.29[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.88[d]	.89	.91	.94[d]
Ratio of net expenses to average net assets	.88[d]	.89	.91	.94[d]
Ratio of net investment income to average net assets	1.28[d]	1.32	1.10	1.19[d]
Portfolio Turnover Rate	19.91[c]	36.37	39.45	55.27
Net Assets, end of period ($ x 1,000)	1,037,129	895,031	763,426	1

a  From July 1, 2013, (commencement of initial offering) to September 30, 2013.

b  Based on average shares outstanding.

c  Not annualized.

d  Annualized.

See notes to financial statements.

17

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus/Newton International Equity Fund (the “fund”) is a separate diversified series of Dreyfus Investment Funds (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering seven series, including the fund. The fund’s investment objective is to seek long-term growth of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Newton Capital Management Limited (“Newton”), serves as the fund’s sub-investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C, Class I and Class Y. Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that

18

series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Trust's Board of Trustees (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

20

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward foreign currency exchange contracts ("forward contracts") are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of March 31, 2016 in valuing the fund’s investments:

	Level 1 – Unadjusted Quoted Prices	Level 2 –Other Significant Observable Inputs	Level 3 –Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities - Domestic Common Stocks†	53,398,581	–	–	53,398,581
Equity Securities - Foreign Common Stocks†	1,012,242,611	–	–	1,012,242,611
Mutual Funds	41,699,353	–	–	41,699,353
Liabilities ($)
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	–	(11,047)	–	(11,047)

† See Statement of Investments for additional detailed categorizations.

†† Amount shown represents unrealized appreciation (depreciation) at period end.

At September 30, 2015, $882,706,617 of exchange traded foreign equity securities were classified within Level 2 of the fair value hierarchy pursuant to the fund’s fair valuation procedures.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on

21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended March 31, 2016 were as follows:

Affiliated Investment Company	Value 9/30/2015 ($)	Purchases ($)	Sales ($)	Value 3/31/2016 ($)	Net Assets (%)
Dreyfus Institutional Preferred Plus Money Market Fund	45,994,333	267,212,827	271,507,807	41,699,353	3.8

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

(f) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to

22

distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended March 31, 2016, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended March 31, 2016, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended September 30, 2015 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Under the Regulated Investment Company Modernization Act of 2010, the fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The fund has an unused capital loss carryover of $25,245,083 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to September 30, 2015. The fund has $14,560,632 of short-term capital losses and $10,684,451 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal year ended September 30, 2015 was as follows: ordinary income $27,721,796 and long-term capital gains $11,213,102. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $555 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to January 11, 2016, the unsecured credit facility with Citibank, N.A. was $480 million and prior to October 7, 2015, the unsecured credit facility with Citibank, N.A. was $430 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is

23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended March 31, 2016, was approximately $63,900 with a related weighted average annualized interest rate of 1.33%.

NOTE 3—Investment Advisory Fee, Sub-Investment Advisory Fee, Administration Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .80% of the value of the fund's average daily net assets and is payable monthly.

Pursuant to a sub-investment advisory agreement between Dreyfus and Newton, Dreyfus pays Newton a monthly fee at an annual percentage rate of the value of the fund’s average daily net assets.

The fund has a Fund Accounting and Administrative Services Agreement (the “Administration Agreement”) with Dreyfus, whereby Dreyfus performs administrative, accounting and recordkeeping services for the fund. The fund has agreed to compensate Dreyfus for providing accounting and recordkeeping services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help. The fee is based on the fund’s average daily net assets and computed at the following annual rates: .10% of the first $500 million, .065% of the next $500 million and .02% in excess of $1 billion.

In addition, after applying any expense limitations or fee waivers that reduce the fees paid to Dreyfus for this service, Dreyfus has contractually agreed in writing to waive any remaining fees for this service to the extent that they exceed both Dreyfus’ costs in providing these services and a reasonable allocation of the costs incurred by Dreyfus and its affiliates related to the support and oversight of these services. The fund also reimburses Dreyfus for the out-of-pocket expenses incurred in performing this service for the fund. Pursuant to the Administration Agreement, the fund was charged $93,500 during the period ended March 31, 2016.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended March 31, 2016, Class C shares were charged $5,777 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily

24

net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended March 31, 2016, Class A and Class C shares were charged $8,799 and $1,926, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan or Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended March 31, 2016, the fund was charged $2,368 for transfer agency services and $78 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $24.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended March 31, 2016, the fund was charged $148,188 pursuant to the custody agreement.

During the period ended March 31, 2016, the fund was charged $5,294 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees

25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

$731,887, administration fees $15,617, Distribution Plan fees $994, Shareholder Services Plan fees $1,770, custodian fees $147,167, Chief Compliance Officer fees $5,294 and transfer agency fees $3,246.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward contracts, during the period ended March 31, 2016, amounted to $344,888,278 and $200,537,449, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-the-counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended March 31, 2016 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of

26

changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. The following summarizes open forward contracts at March 31, 2016:

Forward Foreign Currency Exchange Contracts	Foreign Currency Amounts	Cost/ Proceeds ($)	Value ($)	Unrealized (Depreciation)($)
Purchases:
Barclays Bank
British Pound,
Expiring
4/1/2016	1,245,966	1,792,845	1,789,512	(3,333)
JP Morgan Chase Bank
Japanese Yen,
Expiring
4/4/2016	179,162,511	1,595,530	1,591,919	(3,611)
Royal Bank of Scotland
Japanese Yen,
Expiring
4/5/2016	157,501,516	1,403,308	1,399,454	(3,854)
Sales:
UBS
Japanese Yen,
Expiring
4/1/2016	3,144,150	27,688	27,937	(249)
Gross Unrealized Depreciation				(11,047)

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

At March 31, 2016, derivative assets and liabilities (by type) on a gross basis are as follows:

27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Forward contracts	-	(11,047)
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	-	(11,047)
Derivatives not subject to
Master Agreements	-	-
Total gross amount of assets
and liabilities subject to
Master Agreements	-	(11,047)

The following table presents derivative liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of March 31, 2016:

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Liabilities ($)	[1]	for Offset ($)	Pledged ($)	Liabilities ($)
Barclays Bank	(3,333)		-	-	(3,333)
JP Morgan Chase Bank	(3,611)		-	-	(3,611)
Royal Bank of Scotland	(3,854)		-	-	(3,854)
UBS	(249)		-	-	(249)
Total	(11,047)		-	-	(11,047)

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.

The following summarizes the average market value of derivatives outstanding during the period ended March 31, 2016:

Average Market Value ($)
Forward contracts	33,391,287

At March 31, 2016, accumulated net unrealized appreciation on investments was $85,702,252, consisting of $147,505,010 gross unrealized appreciation and $61,802,758 gross unrealized depreciation.

At March 31, 2016, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

28

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY, ADMINISTRATION AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Trustees held on February 24-25, 2016, the Board considered the renewal of the fund’s Investment Advisory Agreement and Administration Agreement, pursuant to which Dreyfus provides the fund with investment advisory services and administrative services (together, the “Management Agreement”), and the Sub-Investment Advisory Agreement (together with the Management Agreement, the “Agreements”), pursuant to which Newton Capital Management Limited (the “Subadviser”) provides day-to-day management of the fund’s investments. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus and the Subadviser. In considering the renewal of the Agreements, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures, as well as Dreyfus’ supervisory activities over the Subadviser. The Board also considered portfolio management’s brokerage policies and practices

29

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY, ADMINISTRATION AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

(including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended December 31, 2015, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds. The Board discussed the results of the comparisons and noted that the fund’s total return performance for Class A and Class I shares was above the Performance Group and Performance Universe medians for the various periods, except for the ten-year period when the fund’s performance was below the Performance Universe median. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board noted that the fund’s contractual management fee was below the Expense Group median, the fund’s actual management fee was below the Expense Group median and above the Expense Universe median and the fund’s total expenses were below the Expense Group and Expense Universe medians.

Dreyfus representatives noted that, in connection with the Administration Agreement and its related fees, Dreyfus has contractually agreed to waive its fees to the extent that such fees exceed Dreyfus’ costs in providing the services contemplated under the Administration Agreement.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by

30

Dreyfus that are in the same Broadridge category as the fund and (2) paid to Dreyfus or the Subadviser or its affiliates for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

The Board considered the fee to the Subadviser in relation to the fee paid to Dreyfus by the fund and the respective services provided by the Subadviser and Dreyfus. The Board also noted the Subadviser’s fee is paid by Dreyfus (out of its fee from the fund) and not the fund.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus and its affiliates for managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered on the advice of its counsel the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements bear a reasonable relationship to the mix of services provided by Dreyfus and the Subadviser, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since Dreyfus, and not the fund, pays the Subadviser pursuant to the Sub-Investment Advisory Agreement, the Board did not consider the Subadviser’s profitability to be relevant to its deliberations. Dreyfus representatives also noted that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect

31

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY, ADMINISTRATION AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus and the Subadviser from acting as investment adviser and sub-investment adviser, respectively, and noted the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by Dreyfus and the Subadviser are adequate and appropriate.

• The Board was satisfied with the fund’s performance.

• The Board concluded that the fees paid to Dreyfus and the Subadviser were reasonable in light of the considerations described above.

• The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates and the Subadviser, of the fund and the services provided to the fund by Dreyfus and the Subadviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which

32

lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years. The Board determined to renew the Agreements.

33

For More Information

Dreyfus/Newton International Equity Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Sub-Investment Adviser

Newton Capital
Management Limited
160 Queen Victoria Street
London, EC4V, 4LA, UK

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A: NIEAX Class C: NIECX Class I: SNIEX Class Y: NIEYX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2016 MBSC Securities Corporation 6916SA0316

Dreyfus Tax Sensitive Total Return Bond Fund

SEMIANNUAL REPORT March 31, 2016

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus Tax Sensitive Total Return Bond Fund	The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Tax Sensitive Total Return Bond Fund, covering the six-month period from October 1, 2015, through March 31, 2016. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

The reporting period was a time of varied and, at times, conflicting economic influences. On one hand, the U.S. economy continued to grow as domestic labor markets posted significant gains, housing markets recovered, and lower fuel prices put cash in consumers’ pockets. Indeed, these factors, along with low inflation, prompted the Federal Reserve Board in December to raise short-term interest rates for the first time in nearly a decade.

On the other hand, the global economy continued to disappoint, particularly in China and other emerging markets, where reduced industrial demand and declining currency values sparked substantial declines in commodity prices. These developments proved especially challenging for financial markets in January and early February, but stocks and riskier sectors of the bond market later rallied strongly to post positive returns, on average, for the reporting period overall.

While we are encouraged that stabilizing commodity prices and continued strength in the U.S. economy recently have supported the financial markets, we expect market volatility to persist over the foreseeable future until global economic uncertainty abates. In addition, wide differences in underlying fundamental and technical influences across various asset classes, economic sectors, and regional markets suggest that selectivity may be an important determinant of investment success over the months ahead. We encourage you to discuss the implications of our observations with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

J. Charles Cardona
President
The Dreyfus Corporation
April 15, 2016

2

DISCUSSION OF FUND PERFORMANCE

For the period of October 1, 2015, through March 31, 2016, as provided by Christine L. Todd, Thomas Casey, Daniel Rabasco, and Jeffrey Burger, Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended March 31, 2016, Dreyfus Tax Sensitive Total Return Bond Fund’s Class A shares produced a total return of 2.45%, Class C shares returned 2.06%, Class I shares returned 2.57% and Class Y shares returned 2.57%.1 In comparison, the fund’s benchmark, the Barclays 3-, 5-, 7-, 10-Year Municipal Bond Index (the “Index”), provided a total return of 2.22% for the same period.2

Tax-exempt municipal bonds produced positive total returns over the reporting period amid robust demand for competitive levels of after-tax income. A relatively long average duration and emphasis on revenue-backed municipal bonds helped the fund’s relative performance against the benchmark.

The Fund’s Investment Approach

The fund seeks high after-tax total return. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in bonds. The fund normally invests at least 65% of its net assets in municipal bonds that provide income exempt from federal personal income tax. The fund may invest up to 35% of its net assets in taxable bonds. The fund invests principally in bonds rated investment grade at the time of purchase or, if unrated, determined to be of comparable quality.3 The fund may invest up to 25% of its assets in bonds rated below investment grade.

We seek relative value opportunities among municipal bonds and invest selectively in taxable securities with the potential to enhance after-tax total return and/or reduce volatility. We use a combination of fundamental credit analysis and macroeconomic and quantitative inputs to identify undervalued sectors and securities, and we select municipal bonds using fundamental credit analysis to estimate the relative value and attractiveness of various sectors and securities and to exploit pricing inefficiencies.

Flight to Safety Supported Municipal Bonds

Municipal bonds and other high-quality securities were influenced during the reporting period by bouts of economic uncertainty. Despite a moderate-but-sustained U.S. economic recovery, persistent global economic instability and declining commodity prices made investors increasingly cautious. Consequently, investors turned away from riskier assets and toward traditional safe havens. Demand was especially robust for securities with competitive income profiles, and the after-tax yields of municipal bonds generally compared favorably with those of taxable U.S. Treasury securities.

Bonds with intermediate- and long-term maturities also benefited from falling long-term interest rates even as the Federal Reserve Board (the “Fed”) raised short-term interest rates in December 2015. Moreover, supply-and-demand influences proved favorable in the municipal bond market. New issuance volumes increased over much of 2015 when issuers rushed to refinance existing debt before a rate hike from the Fed, but the supply of newly issued securities subsequently moderated amid steady investor demand.

Municipal bonds were further supported by generally improving credit conditions as tax revenues recovered beyond pre-recession levels for most states. Pockets of fiscal instability in Puerto Rico, Illinois, Chicago, and New Jersey had little impact on the national market.

Longer Maturities Bolstered Relative Results

The fund’s relative performance over the reporting period was supported by overweighted positions among higher yielding, revenue-backed municipal bonds and underweighted exposure to general obligation and escrowed municipal bonds. Results were especially strong from bonds backed by

3

DISCUSSION OF FUND PERFORMANCE (continued)

hospitals and the states’ settlement of litigation with U.S. tobacco companies. The fund also benefited from lack of direct exposure to municipal bonds from Puerto Rico, the city of Chicago, and the state of Illinois.

Our interest rate strategies proved advantageous, as a relatively long average duration and an emphasis on maturities in the 5- to 10-year range enabled the fund to participate more fully in the benefits of falling long-term interest rates.

On the other hand, higher quality municipal bonds generally lagged market averages, and lower yielding bonds backed by essential municipal services—such as sewer systems, waterworks, and education facilities—weighed on relative results. Taxable bonds also trailed the benchmark, as higher yielding corporate securities were hurt during the flight to safety.

Positioned for a Positive Market Conditions

We remain optimistic regarding the prospects for tax-advantaged bonds as a growing U.S. economy continues to support credit quality, but we are aware of the potential risks posed by political uncertainty and rising interest rates. As of the reporting period’s end, municipal bonds continued to offer competitive yields compared to U.S. Treasury securities.

Therefore, we have retained the fund’s slightly long average duration, which is intended to help capture incrementally higher levels of current income. We also have maintained underweighted exposure to general obligation municipal bonds and relatively heavy positions in higher yielding, revenue-backed municipal bonds. Among taxable securities, we have trimmed positions in lower rated corporate bonds in favor of higher quality alternatives.

April 15, 2016

Bond funds are subject generally to interest rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid, and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying instruments of the fund’s other investments.

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Neither Class I nor Class Y shares are subject to any initial or deferred sales charge. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Dividends paid by the fund will be exempt from federal income tax to the extent such dividends are derived from interest paid on principal obligations. The fund also may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are taxable. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation, pursuant to an agreement in effect through February 1, 2017, at which time it may be extended, modified, or terminated. Had these expenses not been absorbed, the fund’s returns would have been lower.

2 Source: Lipper Inc. — The Barclays 3-, 5-, 7-, 10-Year Municipal Bond Index is composed of an equal-weighted composite of the 3-Year, 5-Year, 7-Year, and 10- Year Barclays Municipal Bond indices. Reflects investments of dividends and, where applicable, capital gain distributions. Investors cannot invest directly in any index.

3 The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

4

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Tax Sensitive Total Return Bond Fund from October 1, 2015 to March 31, 2016. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended March 31, 2016

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$3.54	$7.32	2.28	$2.28
Ending value (after expenses)	$1,024.50	$1,020.60	1,025.70	$1,025.70

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended March 31, 2016

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$3.54	$7.31	$2.28	$2.28
Ending value (after expenses)	$1,021.50	$1,017.75	$1,022.75	$1,022.75

† Expenses are equal to the fund’s annualized expense ratio of .70% for Class A, 1.45% for Class C and .45% for Class I and .45% for Class Y, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

5

STATEMENT OF INVESTMENTS

March 31, 2016 (Unaudited)

Bonds and Notes - 3.5%	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Asset-Backed Certificates - .7%
Carrington Mortgage Loan Trust, Ser. 2006-NC5, Cl. A2	0.54	1/25/37	562,554	[a]	403,478
OneMain Financial Issuance Trust, Ser. 2014-1A, Cl. B	3.24	6/18/24	1,180,000	[b]	1,154,928
				1,558,406
Asset-Backed Ctfs./Auto Receivables - 1.8%
Capital Auto Receivables Asset Trust, Ser. 2014-2, Cl. D	2.81	8/20/19	240,000		241,191
DT Auto Owner Trust, Ser. 2014-2A, Cl. D	3.68	4/15/21	1,500,000	[b]	1,502,813
DT Auto Owner Trust, Ser. 2014-3A, Cl. D	4.47	11/15/21	2,345,000	[b]	2,333,831
				4,077,835
Commercial Mortgage Pass-Through Ctfs. - .1%
Wachovia Bank Commercial Mortgage Trust, Ser. 2006-C24, Cl. AJ	5.66	3/15/45	138,927	[a]	138,731
Financials - .3%
HUB International, Sr. Unscd. Notes	7.88	10/1/21	750,000	[b]	740,625
Health Care - .3%
Dignity Health, Scd. Bonds	2.64	11/1/19	760,000		776,133
Telecommunications - .3%
Altice, Gtd. Notes	7.75	5/15/22	575,000	[b]	568,721
Total Bonds and Notes (cost $7,980,662)			7,860,451
Long-Term Municipal Investments - 87.7%
Alabama - .7%
Alabama Public School and College Authority, Capital Improvement Revenue	5.00	1/1/26	1,250,000		1,556,437
Arizona - .2%
Phoenix Industrial Development Authority, Education Facility Revenue (Legacy Traditional Schools Projects)	3.00	7/1/20	500,000	[b]	502,105
Arkansas - 1.0%
Arkansas Development Finance Authority, HR (Washington Regional Medical Center)	5.00	2/1/25	1,835,000		2,206,037
California - 7.8%
California, Economic Recovery Bonds (Escrowed to Maturity)	5.00	7/1/18	1,160,000		1,271,836
California, Economic Recovery Bonds (Escrowed to Maturity)	5.00	7/1/18	340,000		372,779

6

Long-Term Municipal Investments - 87.7% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
California - 7.8% (continued)
California, GO (Various Purpose)	5.00	9/1/22	1,000,000	1,222,460
California Health Facilities Financing Authority, Revenue (Sutter Health)	5.00	8/15/18	1,030,000	1,133,567
California State Public Works Board, LR (Judicial Council of California) (New Stockton Courthouse)	5.00	10/1/26	1,000,000	1,235,630
California State University Trustees, Systemwide Revenue	5.00	11/1/22	1,000,000	1,209,820
Golden State Tobacco Securitization Corporation, Enhanced Tobacco Settlement Asset-Backed Bonds (Insured; AMBAC)	4.60	6/1/23	750,000	801,863
Jurupa Public Financing Authority, Special Tax Revenue	5.00	9/1/29	1,060,000	1,266,509
Los Angeles Community Facilities District Number 4, Special Tax Revenue (Playa Vista-Phase 1)	5.00	9/1/28	1,000,000	1,173,470
Los Angeles Department of Water and Power, Power System Revenue	5.00	7/1/23	1,000,000	1,245,420
Sacramento County, Airport System Senior Revenue	5.00	7/1/22	1,275,000	1,396,099
Southern California Public Power Authority, Revenue (Canyon Power Project)	5.00	7/1/22	2,000,000	2,300,880
Southern California Public Power Authority, Revenue (Windy Point/Windy Flats Project)	5.00	7/1/23	1,000,000	1,164,210
Stockton Unified School District, GO (Insured; Assured Guaranty Municipal Corp.)	4.00	7/1/16	500,000	504,530
Tuolumne Wind Project Authority, Revenue (Tuolumne Company Project)	5.00	1/1/18	1,000,000	1,071,920
				17,370,993
Colorado - .4%
City and County of Denver, Airport System Subordinate Revenue	5.00	11/15/22	720,000	857,952
Connecticut - 1.6%
Connecticut, Special Tax Obligation Revenue (Transportation Infrastructure Purposes)	5.00	8/1/26	1,840,000	2,299,522
Connecticut, Special Tax Obligation Revenue (Transportation Infrastructure Purposes)	5.00	9/1/33	1,000,000	1,188,670
				3,488,192
District of Columbia - 2.2%
Georgetown University, GO (Insured; National Public Finance Guarantee Corp.)	0.77	4/1/29	4,000,000	[a] 3,700,000

7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Long-Term Municipal Investments - 87.7% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
District of Columbia - 2.2% (continued)
Metropolitan Washington Airports Authority, Airport System Revenue	5.00	10/1/24	1,000,000	1,209,710
				4,909,710
Florida - 9.1%
Citizens Property Insurance Corporation, Coastal Account Senior Secured Revenue	5.00	6/1/25	3,000,000	3,694,740
Florida Department of Transportation, Turnpike Revenue	5.00	7/1/25	1,000,000	1,222,660
Jacksonville, Special Revenue	5.00	10/1/27	1,000,000	1,226,640
Lakeland, Energy System Revenue (Insured; Assured Guaranty Municipal Corp.)	5.00	10/1/17	1,000,000	1,065,140
Lee County, Transportation Facilities Revenue (Insured; Assured Guaranty Municipal Corp.)	5.00	10/1/25	1,000,000	1,227,730
Miami Beach Redevelopment Agency, Tax Increment Revenue (City Center/Historic Convention Village)	5.00	2/1/33	1,500,000	1,747,815
Miami-Dade County, Aviation Revenue (Miami International Airport)	5.25	10/1/23	1,000,000	1,172,340
Miami-Dade County, Seaport Revenue	5.00	10/1/22	2,000,000	2,371,720
Miami-Dade County School Board, COP	5.00	5/1/26	1,500,000	1,821,150
Orlando-Orange County Expressway Authority, Revenue (Insured; Assured Guaranty Municipal Corp.)	5.00	7/1/18	1,000,000	1,092,050
South Miami Health Facilities Authority, HR (Baptist Health South Florida Obligated Group)	5.00	8/15/18	750,000	794,738
Tampa, Capital Improvement Cigarette Tax Allocation Revenue (H. Lee Moffitt Cancer Center Project)	5.00	9/1/23	500,000	589,785
Tampa, Health System Revenue (BayCare Health System Issue)	5.00	11/15/18	1,000,000	1,103,540
Village Community Development District Number 7, Special Assessment Revenue	3.00	5/1/19	640,000	666,688
Village Community Development District Number 7, Special Assessment Revenue	3.00	5/1/20	600,000	627,576
				20,424,312
Georgia - 1.6%
Atlanta, Airport General Revenue	5.00	1/1/22	1,000,000	1,151,930

8

Long-Term Municipal Investments - 87.7% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Georgia - 1.6% (continued)
Atlanta Development Authority, Senior Lien Revenue (New Downtown Atlanta Stadium Project)	5.00	7/1/29	1,000,000	1,212,650
Municipal Electric Authority of Georgia, GO (Project One Subordinated Bonds)	5.00	1/1/21	1,000,000	1,171,390
				3,535,970
Illinois - 7.3%
Chicago, Customer Facility Charge Senior Lien Revenue (Chicago O'Hare International Airport)	5.25	1/1/24	1,500,000	1,779,270
Chicago, General Airport Third Lien Revenue (Chicago O'Hare International Airport) (Insured; Assured Guaranty Municipal Corp.)	5.00	1/1/20	1,000,000	1,068,480
Chicago, Second Lien Water Revenue	5.00	11/1/26	1,000,000	1,144,220
Chicago, Second Lien Water Revenue (Insured; AMBAC)	5.00	11/1/32	2,000,000	2,017,000
Chicago Park District, Limited Tax GO	5.00	1/1/28	2,500,000	2,793,850
Illinois Finance Authority, Revenue (Rush University Medical Center Obligated Group)	5.00	11/15/26	1,000,000	1,211,400
Illinois State Toll Highway Authority, Toll Highway Senior Revenue	5.00	1/1/27	1,000,000	1,241,490
Illinois State Toll Highway Authority, Toll Highway Senior Revenue	5.00	1/1/31	1,000,000	1,205,480
Metropolitan Pier and Exposition Authority, Revenue (McCormick Place Expansion Project)	5.00	12/15/28	1,235,000	1,353,585
Northern Illinois University Board of Trustees, Auxiliary Facilities System Revenue (Insured; Assured Guaranty Municipal Corp.)	5.00	4/1/17	1,500,000	1,555,425
Railsplitter Tobacco Settlement Authority, Tobacco Settlement Revenue	5.00	6/1/17	1,000,000	1,047,360
				16,417,560
Kansas - 1.3%
Kansas Department of Transportation, Highway Revenue	5.00	9/1/18	1,415,000	1,559,330
Kansas Development Finance Authority, Revolving Funds Revenue (Kansas Department of Health and Environment)	5.00	3/1/21	1,150,000	1,326,260
				2,885,590
Kentucky - .5%
Louisville and Jefferson County Metropolitan Sewer District, Sewer and Drainage System Revenue	5.00	5/15/23	1,000,000	1,207,950

9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Long-Term Municipal Investments - 87.7% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Louisiana - 1.1%
Louisiana, State Highway Improvement Revenue	5.00	6/15/25	1,000,000	1,252,840
Tobacco Settlement Financing Corporation of Louisiana, Tobacco Settlement Asset-Backed Bonds	5.00	5/15/20	1,000,000	1,132,190
				2,385,030
Maryland - .5%
Maryland Economic Development Corporation, EDR (Transportation Facilities Project)	5.13	6/1/20	1,000,000	1,095,540
Michigan - 3.3%
Detroit, Sewage Disposal System Senior Lien Revenue (Insured; Assured Guaranty Municipal Corp.)	5.25	7/1/19	1,000,000	1,127,670
Michigan Finance Authority, HR (Beaumont Health Credit Group)	5.00	8/1/25	1,000,000	1,206,540
Michigan Finance Authority, Local Government Loan Program Revenue (Detroit Water and Sewerage Department, Sewage Disposal System Revenue Senior Lien Local Project Bonds) (Insured; Assured Guaranty Municipal Corp.)	5.00	7/1/30	1,000,000	1,164,620
Michigan Finance Authority, Local Government Loan Program Revenue (School District of the City of Detroit State Qualified Unlimited Tax GO Local Project Bonds)	5.00	5/1/20	1,125,000	1,278,945
Michigan Finance Authority, Unemployment Obligation Assessment Revenue	5.00	7/1/21	1,500,000	1,642,695
Wayne County Airport Authority, Airport Revenue (Detroit Metropolitan Wayne County Airport)	5.00	12/1/16	1,000,000	1,025,870
				7,446,340
Minnesota - 1.1%
Saint Paul Housing and Redevelopment Authority, Hospital Facility Revenue (HealthEast Care System Project)	5.00	11/15/21	1,000,000	1,162,370
Western Minnesota Municipal Power Agency, Power Supply Revenue	5.00	1/1/29	1,120,000	1,344,056
				2,506,426
Missouri - 2.7%
Missouri Development Finance Board, Infrastructure Facilities Revenue (Branson Landing Project)	5.00	6/1/23	1,000,000	1,193,780
Missouri Development Finance Board, Infrastructure Facilities Revenue (Branson Landing Project)	5.00	6/1/28	1,000,000	1,150,800

10

Long-Term Municipal Investments - 87.7% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Missouri - 2.7% (continued)
Missouri Joint Municipal Electric Utility Commission, Power Project Revenue (Prairie State Project)	5.00	12/1/29	3,120,000	3,756,293
				6,100,873
Nebraska - .5%
Nebraska Public Power District, General Revenue	5.00	1/1/30	1,000,000	1,204,060
New Jersey - 4.6%
New Jersey Economic Development Authority, Cigarette Tax Revenue	5.00	6/15/18	1,250,000	1,325,050
New Jersey Economic Development Authority, School Facilities Construction Revenue	5.00	6/15/26	1,845,000	2,034,574
New Jersey Economic Development Authority, Water Facilities Revenue (New Jersey - American Water Company, Inc. Project)	5.10	6/1/23	1,000,000	1,123,570
New Jersey Educational Facilities Authority, Revenue (Rowan University Issue)	5.00	7/1/18	1,225,000	1,327,434
New Jersey Health Care Facilities Financing Authority, Revenue (Virtua Health Issue)	5.00	7/1/25	1,000,000	1,206,400
New Jersey Higher Education Student Assistance Authority, Senior Student Loan Revenue	5.00	12/1/18	1,000,000	1,077,270
New Jersey Higher Education Student Assistance Authority, Senior Student Loan Revenue	5.00	12/1/24	1,000,000	1,162,360
Tobacco Settlement Financing Corporation of New Jersey, Tobacco Settlement Asset-Backed Bonds	4.50	6/1/23	945,000	962,076
				10,218,734
New Mexico - .9%
New Mexico Municipal Energy Acquisition Authority, Gas Supply Revenue	1.04	8/1/19	1,000,000	[a] 989,090
New Mexico Municipal Energy Acquisition Authority, Gas Supply Revenue (SBPA; Royal Bank of Canada)	0.94	2/1/19	1,000,000	[a] 992,190
				1,981,280
New York - 10.4%
Metropolitan Transportation Authority, Dedicated Tax Fund Revenue	5.00	11/15/24	2,000,000	2,475,180
Metropolitan Transportation Authority, Transportation Revenue	5.00	11/15/26	1,205,000	1,472,859
Nassau County, GO (General Improvement)	5.00	10/1/21	2,000,000	2,358,940
New York City, GO	5.00	8/1/21	2,000,000	2,282,880

11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Long-Term Municipal Investments - 87.7% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
New York - 10.4% (continued)
New York City, GO	5.00	3/1/25	1,000,000	1,243,910
New York City Health and Hospitals Corporation, Health System Revenue	5.00	2/15/19	1,000,000	1,113,870
New York City Transitional Finance Authority, Future Tax Secured Subordinate Revenue	5.00	11/1/18	1,000,000	1,108,150
New York Transportation Develpoment Corporation, Special Facility Revenue (Terminal One Group Association, L.P. Project)	5.00	1/1/19	2,500,000	2,754,750
Onondaga Civic Development Corporation, Revenue (Saint Joseph's Hospital Health Center Project) (Prerefunded)	5.00	7/1/19	1,000,000	[c] 1,128,100
Port Authority of New York and New Jersey, (Consolidated Bonds, 185th Series)	5.00	9/1/30	1,000,000	1,175,670
Triborough Bridge and Tunnel Authority, General Revenue (MTA Bridges and Tunnels)	0.64	12/3/19	3,500,000	[a] 3,433,640
Triborough Bridge and Tunnel Authority, General Revenue (MTA Bridges and Tunnels)	5.00	11/15/24	2,150,000	2,645,510
				23,193,459
North Carolina - .9%
North Carolina Medical Care Commission, Health Care Facilities First Mortgage Revenue (Pennybryn at Maryfield)	5.00	10/1/19	1,875,000	2,027,231
Ohio - 1.2%
Ohio Higher Educational Facility Commission, Higher Educational Facility Revenue (Case Western Reserve University Project)	5.00	12/1/23	1,500,000	1,849,395
Southeastern Ohio Port Authority, Hospital Facilities Improvement Revenue (Memorial Health System Obligated Group Project)	5.50	12/1/29	820,000	904,870
				2,754,265
Pennsylvania - 2.3%
Pennsylvania Intergovernmental Cooperation Authority, Special Tax Revenue (City of Philadelphia Funding Program)	5.00	6/15/17	1,000,000	1,052,190
Pennsylvania Turnpike Commission, Turnpike Revenue	5.00	12/1/29	1,000,000	1,212,830
Philadelphia, Gas Works Revenue	5.00	8/1/21	1,000,000	1,172,560
Philadelphia School District, GO	5.00	9/1/21	1,500,000	1,659,480
				5,097,060

12

Long-Term Municipal Investments - 87.7% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Rhode Island - 1.4%
Rhode Island Health and Educational Building Corporation, Higher Education Facilities Revenue (Brown University Issue)	5.00	9/1/21	700,000		837,459
Tobacco Settlement Financing Corporation of Rhode Island, Tobacco Settlement Asset-Backed Bonds	5.00	6/1/26	1,000,000		1,170,140
Tobacco Settlement Financing Corporation of Rhode Island, Tobacco Settlement Asset-Backed Bonds	5.00	6/1/35	1,000,000		1,102,690
				3,110,289
South Carolina - .5%
South Carolina Public Service Authority, Revenue Obligations (Santee Cooper)	5.00	12/1/21	1,000,000		1,195,140
South Dakota - 1.1%
South Dakota Conservancy District, Revenue (State Revolving Fund Program)	5.00	8/1/17	2,370,000		2,509,901
Tennessee - 1.7%
Memphis, GO (General Improvement)	5.00	4/1/26	1,840,000		2,309,862
Tennessee Energy Acquisition Corporation, Gas Project Revenue	5.25	9/1/26	1,120,000		1,376,648
				3,686,510
Texas - 14.2%
Arlington Independent School District, Unlimited Tax School Building Bonds (Permanent School Fund Guarantee Program)	5.00	2/15/27	1,400,000		1,700,972
Central Texas Regional Mobility Authority, Senior Lien Revenue	5.00	1/1/31	1,175,000		1,369,733
Corpus Christi, Utility System Junior Lien Revenue (Insured; Assured Guaranty Municipal Corp.)	5.00	7/15/23	1,725,000		2,078,159
Harris County-Houston Sports Authority, Senior Lien Revenue	5.00	11/15/29	750,000		888,533
Houston, Airport System Special Facilities Revenue (United Airlines, Inc. Terminal E Project)	4.75	7/1/24	1,000,000		1,128,570
Houston, Airport System Subordinate Lien Revenue (Insured; XLCA)	0.87	7/1/32	2,725,000	[a]	2,493,375
Houston, Combined Utility System First Lien Revenue	5.00	11/15/18	1,355,000		1,499,944
Houston, Combined Utility System First Lien Revenue	1.30	5/1/20	2,500,000	[a]	2,489,375
Houston, GO (Public Improvement)	5.00	3/1/24	2,000,000		2,451,240

13

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Long-Term Municipal Investments - 87.7% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Texas - 14.2% (continued)
Love Field Airport Modernization Corporation, General Airport Revenue	5.00	11/1/27	1,850,000	2,219,796
North Texas Tollway Authority, First Tier System Revenue	5.00	1/1/22	1,000,000	1,189,070
North Texas Tollway Authority, Second Tier System Revenue	5.00	1/1/21	2,000,000	2,315,740
Plano Independent School District, Unlimited Tax Bonds (Permanent School Fund Guarantee Program)	5.00	2/15/26	1,500,000	1,920,450
Sam Rayburn Municipal Power Agency, Power Supply System Revenue	5.00	10/1/20	1,210,000	1,390,484
Texas, GO (College Student Loan Bonds)	5.00	8/1/17	1,000,000	1,058,380
Texas, GO (College Student Loan Bonds)	5.00	8/1/22	1,500,000	1,813,860
Texas Municipal Power Agency, Revenue (Insured; National Public Finance Guarantee Corp.) (Escrowed to Maturity)	0.00	9/1/16	10,000	[d] 9,980
Trinity River Authority of Texas, Revenue (Tarrant County Water Project)	5.00	2/1/23	1,940,000	2,365,287
West Travis County Public Utility Agency, Revenue	5.00	8/15/23	1,140,000	1,324,794
				31,707,742
Virginia - 1.3%
Virginia College Building Authority, Educational Facilities Revenue (Marymount University Project)	5.00	7/1/19	425,000	[b] 457,568
Virginia Public School Authority, School Financing Bonds	5.00	8/1/24	2,000,000	2,441,320
				2,898,888
Washington - 2.7%
Port of Seattle, Intermediate Lien Revenue	5.00	4/1/25	3,340,000	4,052,121
Washington, GO (Various Purpose)	5.00	7/1/27	1,500,000	1,890,735
				5,942,856
West Virginia - .5%
West Virginia University Board of Governors, University Improvement Revenue (West Virginia University Projects)	5.00	10/1/17	1,135,000	1,206,993
Wisconsin - 1.1%
Wisconsin Health and Educational Facilities Authority, Health Facilities Revenue (UnityPoint Health)	5.00	12/1/23	1,000,000	1,228,170

14

Long-Term Municipal Investments - 87.7% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Wisconsin - 1.1% (continued)
Wisconsin Health and Educational Facilities Authority, Revenue (ProHealth Care, Inc. Obligated Group)	5.00	8/15/33	1,000,000	1,145,080
				2,373,250
Total Long-Term Municipal Investments (cost $186,642,508)			196,004,675
Short-Term Investments - 6.4%

U.S. Treasury Notes (cost $14,153,719)	1.38	1/31/21	14,100,000	14,201,901
Total Investments (cost $208,776,889)			97.6%	218,067,027
Cash and Receivables (Net)			2.4%	5,429,831
Net Assets			100.0%	223,496,858

a Variable rate security—rate shown is the interest rate in effect at period end. Date shown represents the earlier of the next interest reset date or ultimate maturity date.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2016, these securities were valued at $7,260,591 or 3.25% of net assets.

c This security is prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

d Security issued with a zero coupon. Income is recognized through the accretion of discount.

15

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Portfolio Summary (Unaudited) †	Value (%)
Transportation Services	23.2
Utility-Electric	10.1
Education	8.8
Utility-Water and Sewer	8.4
Health Care	8.0
Special Tax	7.5
U.S. Government	6.4
City	5.6
State/Territory	2.7
Asset-Backed Ctfs./Auto Receivables	1.8
Asset-Backed	1.5
Prerefunded	1.2
County	1.0
Asset-Backed Certificates	.7
Housing	.6
Lease	.5
Financials	.3
Telecommunications	.3
Commercial Mortgage-Backed	.1
Other	8.9
97.6

† Based on net assets.

See notes to financial statements.

16

Summary of Abbreviations

ABAG	Association of Bay Area Governments	ACA	American Capital Access
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond Assurance Corporation	ARRN	Adjustable Rate Receipt Notes
BAN	Bond Anticipation Notes	BPA	Bond Purchase Agreement
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	DRIVERS	Derivative Inverse Tax-Exempt Receipts
EDR	Economic Development Revenue	EIR	Environmental Improvement Revenue
FGIC	Financial Guaranty Insurance Company	FHA	Federal Housing Administration
FHLB	Federal Home Loan Bank	FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association	GAN	Grant Anticipation Notes
GIC	Guaranteed Investment Contract	GNMA	Government National Mortgage Association
GO	General Obligation	HR	Hospital Revenue
IDB	Industrial Development Board	IDC	Industrial Development Corporation
IDR	Industrial Development Revenue	LIFERS	Long Inverse Floating Exempt Receipts
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MERLOTS	Municipal Exempt Receipts Liquidity Option Tender
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	PILOT	Payment in Lieu of Taxes
P-FLOATS	Puttable Floating Option Tax-Exempt Receipts	PUTTERS	Puttable Tax-Exempt Receipts
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RIB	Residual Interest Bonds
ROCS	Reset Options Certificates	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SPEARS	Short Puttable Exempt Adjustable Receipts
SWDR	Solid Waste Disposal Revenue	TAN	Tax Anticipation Notes
TAW	Tax Anticipation Warrants	TRAN	Tax and Revenue Anticipation Notes
XLCA	XL Capital Assurance

See notes to financial statements.

17

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2016 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments	208,776,889	218,067,027
Cash		3,348,313
Interest receivable		2,324,105
Receivable for shares of Beneficial Interest subscribed		30,225
Prepaid expenses		36,937
		223,806,607
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		74,758
Payable for shares of Beneficial Interest redeemed		182,094
Accrued expenses		52,897
		309,749
Net Assets ($)		223,496,858
Composition of Net Assets ($):
Paid-in capital		214,532,887
Accumulated undistributed investment income—net		33,957
Accumulated net realized gain (loss) on investments		(360,124)
Accumulated net unrealized appreciation (depreciation) on investments		9,290,138
Net Assets ($)		223,496,858

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	6,433,579	829,087	215,239,318	994,874
Shares Outstanding	277,089	35,699	9,266,226	42,836
Net Asset Value Per Share ($)	23.22	23.22	23.23	23.23

See notes to financial statements.

18

STATEMENT OF OPERATIONS
Six Months Ended March 31, 2016 (Unaudited)

Investment Income ($):
Interest Income	3,105,902
Expenses:
Investment advisory fee—Note 3(a)	435,803
Administration fee—Note 3(a)	65,370
Professional fees	34,425
Registration fees	33,868
Shareholder servicing costs—Note 3(c)	18,997
Custodian fees—Note 3(c)	14,174
Trustees’ fees and expenses—Note 3(d)	7,391
Prospectus and shareholders’ reports	4,940
Distribution fees—Note 3(b)	2,923
Loan commitment fees—Note 2	1,578
Miscellaneous	27,603
Total Expenses	647,072
Less—reduction in expenses due to undertaking—Note 3(a)	(144,744)
Less—reduction in fees due to earnings credits—Note 3(c)	(82)
Net Expenses	502,246
Investment Income—Net	2,603,656
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(211,808)
Net realized gain (loss) on swap transactions	(121,703)
Net Realized Gain (Loss)	(333,511)
Net unrealized appreciation (depreciation) on investments	3,382,930
Net Realized and Unrealized Gain (Loss) on Investments	3,049,419
Net Increase in Net Assets Resulting from Operations	5,653,075

See notes to financial statements.

19

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30, 2015
Operations ($):
Investment income—net	2,603,656	4,461,182
Net realized gain (loss) on investments	(333,511)	1,544,205
Net unrealized appreciation (depreciation) on investments	3,382,930	(1,629,971)
Net Increase (Decrease) in Net Assets Resulting from Operations	5,653,075	4,375,416
Dividends to Shareholders from ($):
Investment income—net:
Class A	(68,560)	(149,596)
Class C	(5,361)	(13,923)
Class I	(2,484,706)	(4,251,640)
Class Y	(11,674)	(27,544)
Net realized gain on investments:
Class A	(26,351)	(52,563)
Class C	(2,978)	(8,122)
Class I	(866,904)	(1,149,150)
Class Y	(3,954)	(9,154)
Total Dividends	(3,470,488)	(5,661,692)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	821,464	1,661,571
Class C	136,546	143,478
Class I	39,084,005	75,643,160
Class Y	-	276,000
Dividends reinvested:
Class A	90,193	192,778
Class C	8,338	22,016
Class I	2,770,878	4,381,986
Class Y	15,612	30,960
Cost of shares redeemed:
Class A	(857,829)	(1,657,191)
Class C	(67,063)	(414,752)
Class I	(20,278,752)	(32,741,225)
Class Y	-	(355,287)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	21,723,392	47,183,494
Total Increase (Decrease) in Net Assets	23,905,979	45,897,218
Net Assets ($):
Beginning of Period	199,590,879	153,693,661
End of Period	223,496,858	199,590,879
Undistributed investment income—net	33,957	602

20

	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30, 2015
Capital Share Transactions (Shares):
Class A
Shares sold	35,531	71,706
Shares issued for dividends reinvested	3,907	8,360
Shares redeemed	(37,126)	(71,950)
Net Increase (Decrease) in Shares Outstanding	2,312	8,116
Class C
Shares sold	5,881	6,212
Shares issued for dividends reinvested	361	954
Shares redeemed	(2,890)	(18,055)
Net Increase (Decrease) in Shares Outstanding	3,352	(10,889)
Class I
Shares sold	1,696,075	3,273,865
Shares issued for dividends reinvested	119,958	190,044
Shares redeemed	(876,598)	(1,419,091)
Net Increase (Decrease) in Shares Outstanding	939,435	2,044,818
Class Y
Shares sold	-	11,876
Shares issued for dividends reinvested	676	1,342
Shares redeemed	-	(15,360)
Net Increase (Decrease) in Shares Outstanding	676	(2,142)

See notes to financial statements.

21

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Six Months Ended
	March 31, 2016	Year Ended September 30,
Class A Shares	(Unaudited)	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	23.00	23.15	22.56	23.44	23.05	22.95
Investment Operations:
Investment income—net[a]	.25	.52	.49	.51	.53	.61
Net realized and unrealized gain (loss) on investments	.31	.02	.59	(.76)	.64	.14
Total from Investment Operations	.56	.54	1.08	(.25)	1.17	.75
Distributions:
Dividends from Investment income—net	(.25)	(.51)	(.49)	(.51)	(.52)	(.62)
Dividends from net realized gain on investments	(.09)	(.18)	—	(.12)	(.26)	(.03)
Total Distributions	(.34)	(.69)	(.49)	(.63)	(.78)	(.65)
Net asset value, end of period	23.22	23.00	23.15	22.56	23.44	23.05
Total Return (%)[b]	2.45[c]	2.38	4.84	(1.10)	5.19	3.38
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.89[d]	.89	.95	.89	.90	.98
Ratio of net expenses to average net assets	.70[d]	.70	.70	.70	.80	.80
Ratio of net investment income to average net assets	2.15[d]	2.24	2.15	2.20	2.25	2.72
Portfolio Turnover Rate	18.30[c]	29.93	26.01	35.03	21.97	27.67
Net Assets, end of period ($ x 1,000)	6,434	6,319	6,173	6,908	6,639	4,760

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

See notes to financial statements.

22

	Six Months Ended
	March 31, 2016	Year Ended September 30,
Class C Shares	(Unaudited)	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	23.00	23.16	22.57	23.45	23.05	22.95
Investment Operations:
Investment income—net[a]	.16	.35	.32	.33	.35	.45
Net realized and unrealized gain (loss) on investments	.31	.01	.59	(.75)	.66	.13
Total from Investment Operations	.47	.36	.91	(.42)	1.01	.58
Distributions:
Dividends from investment income—net	(.16)	(.34)	(.32)	(.34)	(.35)	(.45)
Dividends from net realized gain on investments	(.09)	(.18)	—	(.12)	(.26)	(.03)
Total Distributions	(.25)	(.52)	(.32)	(.46)	(.61)	(.48)
Net asset value, end of period	23.22	23.00	23.16	22.57	23.45	23.05
Total Return (%)[b]	2.06[c]	1.58	4.07	(1.80)	4.39	2.60
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.71[d]	1.69	1.75	1.65	1.67	1.73
Ratio of net expenses to average net assets	1.45[d]	1.45	1.45	1.45	1.55	1.55
Ratio of net investment income to average net assets	1.41[d]	1.49	1.40	1.45	1.48	1.99
Portfolio Turnover Rate	18.30[c]	29.93	26.01	35.03	21.97	27.67
Net Assets, end of period ($ x 1,000)	829	744	1,001	1,831	2,045	719

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

See notes to financial statements.

23

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
	March 31, 2016	Year Ended September 30,
Class I Shares	(Unaudited)	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	23.01	23.16	22.57	23.45	23.06	22.95
Investment Operations:
Investment income—net[a]	.28	.57	.55	.57	.60	.70
Net realized and unrealized gain (loss) on investments	.30	.03	.59	(.76)	.65	.14
Total from Investment Operations	.58	.60	1.14	(.19)	1.25	.84
Distributions:
Dividends from Investment income—net	(.27)	(.57)	(.55)	(.57)	(.60)	(.70)
Dividends from net realized gain on investments	(.09)	(.18)	—	(.12)	(.26)	(.03)
Total Distributions	(.36)	(.75)	(.55)	(.69)	(.86)	(.73)
Net asset value, end of period	23.23	23.01	23.16	22.57	23.45	23.06
Total Return (%)	2.57[b]	2.63	5.11	(.85)	5.54	3.79
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.58[c]	.58	.68	.61	.61	.63
Ratio of net expenses to average net assets	.45[c]	.45	.45	.45	.45	.45
Ratio of net investment income to average net assets	2.40[c]	2.48	2.40	2.45	2.61	3.10
Portfolio Turnover Rate	18.30[b]	29.93	26.01	35.03	21.97	27.67
Net Assets, end of period ($ x 1,000)	215,239	191,558	145,493	123,524	128,217	128,398

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

24

	Six Months Ended
	March 31, 2016	Year Ended September 30,
Class Y Shares	(Unaudited)	2015	2014	2013[a]
Per Share Data ($):
Net asset value, beginning of period	23.00	23.16	22.57	22.60
Investment Operations:
Investment income—net[b]	.28	.57	.47	.14
Net realized and unrealized gain (loss) on investments	.31	.02	.68	(.03)
Total from Investment Operations	.59	.59	1.15	.11
Distributions:
Dividends from Investment income—net	(.27)	(.57)	(.56)	(.14)
Dividends from net realized gain on investments	(.09)	(.18)	—	—
Total Distributions	(.36)	(.75)	(.56)	(.14)
Net asset value, end of period	23.23	23.00	23.16	22.57
Total Return (%)	2.57[c]	2.59	5.13	.50[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.58[d]	.59	.66	.58[d]
Ratio of net expenses to average net assets	.45[d]	.45	.45	.45[d]
Ratio of net investment income to average net assets	2.41[d]	2.48	2.40	2.57[d]
Portfolio Turnover Rate	18.30[c]	29.93	26.01	35.03
Net Assets, end of period ($ x 1,000)	995	970	1,026	1

a  From July 1, 2013 (commencement of initial offering) to September 30, 2013.

b  Based on average shares outstanding.

c  Not annualized.

d  Annualized.

See notes to financial statements.

25

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Tax Sensitive Total Return Bond Fund (the “fund”) is a separate non-diversified series of Dreyfus Investment Funds (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering seven series, including the fund. The fund’s investment objective is to seek a high after-tax total return. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Standish Mellon Asset Management Company LLC (“Standish”), a wholly-owned subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as the fund’s sub-investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C, Class I and Class Y. Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that

26

series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Registered investment companies that are not traded on an exchange are valued at their net asset value and are generally categorized within Level 1 of the fair value hierarchy.

Investments in securities, excluding short-term investments (other than U.S. Treasury Bills), are valued each business day by an independent pricing service (the “Service”) approved by the Trust’s Board of Trustees (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service’s procedures are reviewed by Dreyfus under the general supervision of the Board.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

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Investments in swap transactions are valued each business day by the Service. Swaps are valued by the Service by using a swap pricing model which incorporates among other factors, default probabilities, recovery rates, credit curves of the underlying issuer and swap spreads on interest rates and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of March 31, 2016 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Asset-Backed	—	5,636,241	—	5,636,241
Commercial Mortgage-Backed	—	138,731	—	138,731
Corporate Bonds†	—	2,085,479	—	2,085,479
Municipal Bonds†	—	196,004,675	—	196,004,675
U.S. Treasury	—	14,201,901	—	14,201,901

† See Statement of Investments for additional detailed categorizations.

At March 31, 2016, there were no transfers between levels of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when issued or delayed delivery basis may be settled a month or more after the trade date.

(c) Risk: The fund invests primarily in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering the fund’s share price. In addition, the value of debt securities may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline because of factors that affect a particular industry.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(d) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax-exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended March 31, 2016, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended March 31, 2016, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended September 30, 2015 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended September 30, 2015 was as follows: tax-exempt income $3,740,024, ordinary income $990,581 and long-term capital gains $931,087. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $555 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to January 11, 2016, the unsecured credit facility with Citibank, N.A. was $480 million and prior to October 7, 2015, the unsecured credit facility with Citibank, N.A. was $430 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of

30

the respective Facility at the time of borrowing. During the period ended March 31, 2016, the fund did not borrow under the Facilities.

NOTE 3—Investment Advisory Fee, Sub-Investment Advisory Fee, Administration Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with Dreyfus, the fund has agreed to pay an investment advisory fee at the annual rate of .40% of the value of the fund’s average daily net assets and is payable monthly. Dreyfus has contractually agreed, from October 1, 2015 through February 1, 2017, to waive receipt of its fees and assume the direct expenses of the fund so that the expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .45% of the value of the fund’s average daily net assets. The reduction in expenses, pursuant to the undertaking, amounted to $144,744 during the year ended March 31, 2016.

Pursuant to a sub-investment advisory agreement between Dreyfus and Standish, Standish serves as the fund’s sub-investment adviser responsible for the day-to-day management of the fund’s portfolio. Dreyfus pays the sub-investment adviser a monthly fee at an annual percentage of the value of the fund’s average daily net asset. Dreyfus has obtained an exemptive order from the SEC (the “Order”), upon which the fund may rely, to use a manager of managers approach that permits Dreyfus, subject to certain conditions and approval by the Board, to enter into and materially amend sub-investment advisory agreements with one or more sub-investment advisers who are either unaffiliated with Dreyfus or are wholly-owned subsidiaries (as defined under the Act) of Dreyfus’ ultimate parent company, BNY Mellon, without obtaining shareholder approval. The Order also allows the fund to disclose the sub-investment advisory fee paid by Dreyfus to any unaffiliated sub-investment adviser in the aggregate with other unaffiliated sub-investment advisers in documents filed with the SEC and provided to shareholders. In addition, pursuant to the Order, it is not necessary to disclose the sub-investment advisory fee payable by Dreyfus separately to a sub-investment adviser that is a wholly-owned subsidiary of BNY Mellon in documents filed with the SEC and provided to shareholders; such fees are to be aggregated with fees payable to Dreyfus. Dreyfus has ultimate responsibility (subject to oversight by the Board) to supervise any sub-investment adviser and recommend the hiring, termination, and replacement of any sub-investment adviser to the Board.

The fund has a Fund Accounting and Administrative Services Agreement (the “Administration Agreement”) with Dreyfus, whereby Dreyfus performs administrative, accounting and recordkeeping services for the

31

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

fund. The fund has agreed to compensate Dreyfus for providing accounting and recordkeeping services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help. The fee is based on the fund’s average daily net assets and computed at the following annual rates: .06% of the first $500 million, .04% of the next $500 million and .02% in excess of $1 billion.

In addition, after applying any expense limitations or fee waivers that reduce the fees paid to Dreyfus for this service, Dreyfus has contractually agreed in writing to waive any remaining fees for this service to the extent that they exceed both Dreyfus’ costs in providing these services and a reasonable allocation of the costs incurred by Dreyfus and its affiliates related to the support and oversight of these services. The fund also reimburses Dreyfus for the out-of-pocket expenses incurred in performing this service for the fund. Pursuant to the Administration Agreement, the fund was charged $65,370 during the period ended March 31, 2016.

During the period ended March 31, 2016, the Distributor retained $9 from commissions earned on sales of the fund’s Class A shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended March 31, 2016, Class C shares were charged $2,923 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended March 31, 2016, Class A and Class C shares were charged $8,073 and $974, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest

32

in the operation of or in any agreement related to the Distribution Plan or Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended March 31, 2016, the fund was charged $4,568 for transfer agency services and $263 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $82.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended March 31, 2016, the fund was charged $14,174 pursuant to the custody agreement.

During the period ended March 31, 2016, the fund was charged $5,294 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $75,418, administration fees $11,313, Distribution Plan fees $523, Shareholder Services Plan fees $1,546, custodian fees $9,429, Chief Compliance Officer fees $5,294 and transfer agency fees $1,543, which are offset against an expense reimbursement currently in effect in the amount of $30,308.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities and swap transactions, during the period ended March 31, 2016, amounted to $57,005,712 and $38,454,628, respectively.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-the-counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended March 31, 2016 is discussed below.

Swap Transactions: The fund enters into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument. Swap agreements are privately negotiated in the OTC market or centrally cleared. The fund enters into these agreements to hedge certain market or interest rate risks, to manage the interest rate sensitivity (sometimes called duration) of fixed income securities, to provide a substitute for purchasing or selling particular securities or to increase potential returns.

For OTC swaps, the fund accrues for the interim payments on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) on swap agreements in the Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as a realized gain (loss) on swaps, in addition to realized gain (loss) recorded upon the termination of swap transactions in the Statement of Operations. Upfront payments made and/or received by the fund, are recorded as an asset and/or liability in the Statement of Assets and Liabilities and are recorded as a realized gain or loss ratably over the agreement’s term/event with the exception of forward starting interest rate swaps which are recorded as realized gains or losses on the termination date.

Upon entering into centrally cleared swap agreements, an initial margin deposit is required with a counterparty, which consists of cash or cash equivalents. The amount of these deposits is determined by the exchange on which the agreement is traded and is subject to change. The change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. Payments

34

received from (paid to) the counterparty, including upon termination, are recorded as realized gain (loss) in the Statement of Operations.

Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap transactions.

Credit Default Swaps: Credit default swaps involve commitments to pay a fixed interest rate in exchange for payment if a credit event affecting a third party (the referenced obligation or index) occurs. Credit events may include a failure to pay interest or principal, bankruptcy, or restructuring. The fund enters into these agreements to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. For those credit default swaps in which the fund is paying a fixed rate, the fund is buying credit protection on the instrument. In the event of a credit event, the fund would receive the full notional amount for the reference obligation. For those credit default swaps in which the fund is receiving a fixed rate, the fund is selling credit protection on the underlying instrument. The maximum payouts for these agreements are limited to the notional amount of each swap. Credit default swaps may involve greater risks than if the fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. At March 31, 2016, ther were no credit default swap agreements outstanding.

The following summarizes the average notional value of swap agreements outstanding during the period ended March 31, 2016:

Average Notional Value ($)
Credit default swap agreements	1,500,000

At March 31, 2016, accumulated net unrealized appreciation on investments was $9,290,138, consisting of $9,670,250 gross unrealized appreciation and $380,112 gross unrealized depreciation.

At March 31, 2016, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

35

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY, ADMINISTRATION AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Trustees held on February 24-25, 2016, the Board considered the renewal of the fund’s Investment Advisory Agreement and Administration Agreement, pursuant to which Dreyfus provides the fund with investment advisory services and administrative services (together, the “Management Agreement”) and the Sub-Investment Advisory Agreement (together with the Management Agreement, the “Agreements”), pursuant to which Standish Mellon Asset Management Company LLC (the “Subadviser”) provides day-to-day management of the fund’s investments. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus and the Subadviser. In considering the renewal of the Agreements, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures, as well as Dreyfus’ supervisory activities over the Subadviser.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of

36

investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended December 31, 2015, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds. The Board discussed the results of the comparisons and noted that the fund’s total return performance (Class A and/or Class I shares) was above the Performance Group median in most quarters and was variously above and below the Performance Universe median.

The Board also noted that the fund’s yield performance (Class A and/or Class I shares) was at or above the Performance Group medians for eight of the ten one-year periods ended December 31st and above the Performance Universe medians for five of the ten one-year periods ended December 31st. Dreyfus noted the proximity to the median of the fund’s total return and yield performance (Class A and/or Class I shares) in certain periods when performance was below median. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s Broadridge category average, and the Board noted that the fund’s performance (Class A and/or Class I shares) was at or above the category average in eight of the ten one-year periods.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board noted that the fund’s contractual management fee was below the Expense Group median and the fund’s actual management fee and the fund’s total expense ratio were below the Expense Group and Expense Universe medians.

Dreyfus representatives noted that Dreyfus has contractually agreed to waive receipt of its fees and/or assume the direct expenses of the fund, until February 1, 2017, so that the expenses of none of the classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and

37

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY, ADMINISTRATION AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

extraordinary expenses) exceed .45%. Dreyfus representatives also noted that, in connection with the Administration Agreement and its related fees, Dreyfus has contractually agreed to waive its fees to the extent that such fees exceed Dreyfus’ costs in providing the services contemplated under the Administration Agreement.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Broadridge category as the fund and (2) paid to Dreyfus or the Subadviser or its affiliates for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

The Board considered the fee to the Subadviser in relation to the fee paid to Dreyfus by the fund and the respective services provided by the Subadviser and Dreyfus. The Board also noted the Subadviser’s fee is paid by Dreyfus (out of its fee from the fund) and not the fund.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus and its affiliates for managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also noted the expense limitation arrangement and the fee waiver in effect pursuant to the Administration Agreement and their effect on the profitability of Dreyfus and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered on the advice of its counsel the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements bear a reasonable relationship to the mix of services provided by Dreyfus and the Subadviser, including the nature, extent and quality of such services,

38

and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since Dreyfus, and not the fund, pays the Subadviser pursuant to the Sub-Investment Advisory Agreement, the Board did not consider the Subadviser’s profitability to be relevant to its deliberations. Dreyfus representatives also noted that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus and the Subadviser from acting as investment adviser and sub-investment adviser, respectively, and noted the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by Dreyfus and the Subadviser are adequate and appropriate.

• The Board generally was satisfied with the fund’s overall performance.

• The Board concluded that the fees paid to Dreyfus and the Subadviser were reasonable in light of the considerations described above.

• The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates and the Subadviser, of the fund and the services provided to the fund by Dreyfus and the Subadviser. The Board also relied on information received on a

39

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY, ADMINISTRATION AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years. The Board determined to renew the Agreements.

40

NOTES

41

For More Information

Dreyfus Tax Sensitive Total Return Bond Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Sub-Investment Adviser

Standish Mellon Asset Management Company LLC
BNY Mellon Center
201 Washington Street
Suite 2900
Boston, MA 02108-4408

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A: DSDAX Class C: DSDCX Class I: SDITX Class Y: SDYTX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2016 MBSC Securities Corporation 6935SA0316

Dreyfus/The Boston Company Small/Mid Cap Growth Fund

SEMIANNUAL REPORT March 31, 2016

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus/The Boston Company Small/Mid Cap Growth Fund	The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus/The Boston Company Small/Mid Cap Growth Fund, covering the six-month period from October 1, 2015, through March 31, 2016. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

The reporting period was a time of varied and, at times, conflicting economic influences. On one hand, the U.S. economy continued to grow as domestic labor markets posted significant gains, housing markets recovered, and lower fuel prices put cash in consumers’ pockets. Indeed, these factors, along with low inflation, prompted the Federal Reserve Board in December to raise short-term interest rates for the first time in nearly a decade.

On the other hand, the global economy continued to disappoint, particularly in China and other emerging markets, where reduced industrial demand and declining currency values sparked substantial declines in commodity prices. These developments proved especially challenging for financial markets in January and early February, but stocks and riskier sectors of the bond market later rallied strongly to post positive returns, on average, for the reporting period overall.

While we are encouraged that stabilizing commodity prices and continued strength in the U.S. economy recently have supported the financial markets, we expect market volatility to persist over the foreseeable future until global economic uncertainty abates. In addition, wide differences in underlying fundamental and technical influences across various asset classes, economic sectors, and regional markets suggest that selectivity may be an important determinant of investment success over the months ahead. We encourage you to discuss the implications of our observations with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

J. Charles Cardona
President
The Dreyfus Corporation
April 15, 2016

2

DISCUSSION OF FUND PERFORMANCE

For the period of October 1, 2015, through March 31, 2016, as provided by Todd Wakefield, CFA, and Robert C. Zeuthen, CFA, Primary Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended March 31, 2016, Dreyfus/The Boston Company Small/Mid Cap Growth Fund’s Class A shares produced a total return of 2.76%, Class C shares returned 2.35%, Class I shares returned 2.82%, and Class Y shares returned 2.95%.1 In comparison, the fund’s benchmark, the Russell 2500® Growth Index (the “Index”), produced a total return of 1.05% for the same period.2

Small- and midcap growth stocks, as measured by the Index, produced modestly positive total returns, on average, over the reporting period despite heightened market volatility amid global economic headwinds. The fund outperformed its benchmark, mainly due to favorable stock selections in the health care, industrials, and information technology sectors.

The Fund’s Investment Approach

The fund seeks long-term growth of capital. To pursue its goal, the fund normally invests at least 80% of its net assets in equity securities of small-cap and midcap U.S. companies with market capitalizations equal to or less than the total market capitalization of the largest company in the Index. When choosing stocks, we seek to identify high-quality small-cap and midcap companies with rapid current or expected earnings or revenue growth. We employ fundamental research to identify companies with attractive characteristics, such as strong business and competitive positions, solid cash flows and balance sheets, high-quality management and high sustainable growth. We also may invest in companies that our research indicates will experience accelerating revenues and expanding operating margins.

Market Performance Undermined by Global Concerns

Stocks across all capitalization ranges rebounded from previous weakness in October 2015 when fears waned regarding the potentially adverse impact of slowing global growth on the U.S. economic recovery. Nonetheless, equity markets remained volatile over the remainder of 2015 as investor sentiment vacillated between concerns about global economic conditions and optimism regarding robust job growth and other positive developments in the United States.

In January 2016, disappointing economic data in China sparked renewed weakness in commodity prices, sending crude oil prices to multi-year lows, and investors again grew concerned that global economic troubles might derail the U.S. recovery. Moreover, domestic investors worried that a December 2015 increase in short-term interest rates, the first in nearly a decade, might also weigh on economic growth. Consequently, small- and midcap stocks fell sharply at the start of the new year.

The market’s slide continued into February, but stocks staged a strong rebound later in the month, and the rally persisted through the reporting period’s end. Investor sentiment improved in response to stabilizing oil prices, expectations of additional monetary easing in overseas markets, and comments from the Federal Reserve Board (the “Fed”) suggesting that U.S. interest rates would rise more gradually than previously feared. As a result, the Index recouped all of the reporting period’s earlier losses.

3

DISCUSSION OF FUND PERFORMANCE (continued)

Health Care Stocks Bolstered Relative Performance

Our research-driven stock selection process enabled the fund to navigate a volatile investment environment, producing stronger results than its benchmark. Relative performance was especially robust in the health care sector, where underweighted exposure to lagging biotechnology stocks proved favorable. In addition, pharmaceutical developers Alkermese, Ligand Pharmaceuticals, and ZS Pharma posted better-than-expected earnings stemming from strong new-product pipelines. Medical equipment and services providers Align Technology and Dentsply Sirona also fared well. In the industrials sector, construction-related companies Beacon Roofing Supply, Nordson, and Watsco benefited from a rebound in residential and non-residential construction. Power generation specialist BWX Technologies and logistics company C.H. Robinson Worldwide also gained value. Results in the information technology sector were helped when semiconductor manufacturer Mellanox Technologies rose thanks to strong traction with its new Ethernet products and continued strong internet data center spending trends, government IT services company CACI International benefited from higher government spending, and online vacation marketplace HomeAway was acquired by Expedia, Inc., at a premium to its stock price at the time.

The fund experienced relatively few disappointments during the reporting period. Relative performance was mildly dampened by the energy sector, where exploration-and-production company Energen was hurt by declining oil prices.

Maintaining a Selective Investment Approach

A moderate U.S. economic recovery remains underway, as aggressively accommodative monetary policies from the Fed and other central banks appear to have lengthened the business cycle. Recent data suggest that, absent unexpected shocks, corporate earnings are likely to stay solid over the foreseeable future. Yet, we are aware that a number of risks could threaten an optimistic outlook, most notably ongoing turmoil in international markets.

Therefore, we have maintained a selective investment posture with a focus on fundamentally sound small- and midcap companies that, in our analysis, can grow faster than the overall U.S. economy. As of the reporting period’s end, the fund held overweighted positions in the information technology and energy sectors, but we have identified fewer companies meeting our criteria in the materials, consumer discretionary, consumer staples, and financials sectors.

April 15, 2016

Equity funds are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Small and midsize companies carry additional risks because their earnings and revenues tend to be less predictable, and their share prices more volatile, than those of larger more established companies.

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 SOURCE: LIPPER INC. — The Russell 2500 Growth Index is an unmanaged index that measures the performance of those Russell 2500 companies (the 2,500 smallest companies in the Russell 3000 Index, which is composed of the 3,000 largest U.S. companies based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values. The total return figure cited for this index assumes change in security prices and reinvestment of dividends, but does not reflect the costs of managing a mutual fund. Investors cannot invest directly in any index.

4

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus/The Boston Company Small/Mid Cap Growth Fund from October 1, 2015 to March 31, 2016. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended March 31, 2016

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$ 5.27	$ 9.31	$ 4.01	$ 3.45
Ending value (after expenses)	$1,027.60	$1,023.50	$1,028.20	$1,029.50

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended March 31, 2016

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$ 5.25	$ 9.27	$ 3.99	$ 3.44
Ending value (after expenses)	$1,019.80	$1,015.80	$1,021.05	$1,021.60

† Expenses are equal to the fund's annualized expense ratio of 1.04% for Class A, 1.84% for Class C, .79% for Class I and .68% for Class Y, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

5

STATEMENT OF INVESTMENTS

March 31, 2016 (Unaudited)

Common Stocks - 97.2%	Shares		Value ($)
Automobiles & Components - 1.0%
Gentex	580,184	[a]	9,103,087
Banks - 3.4%
First Republic Bank	163,038		10,864,852
PrivateBancorp	210,446	[a]	8,123,216
Webster Financial	311,102		11,168,562
			30,156,630
Capital Goods - 13.4%
A.O. Smith	86,194		6,577,464
Allegion	154,784		9,861,289
Beacon Roofing Supply	321,663	[b]	13,191,400
BWX Technologies	333,347		11,187,125
Carlisle	80,859		8,045,470
Crane	187,352		10,090,779
Curtiss-Wright	172,904		13,083,646
EMCOR Group	217,220		10,556,892
Nordson	143,654		10,923,450
Snap-on	80,632		12,658,418
Watsco, Cl. A	81,821		11,024,561
			117,200,494
Commercial & Professional Services - 1.9%
Copart	417,162	[b]	17,007,695
Consumer Durables & Apparel - 7.9%
G-III Apparel Group	249,974	[b]	12,221,229
Jarden	266,972	[b]	15,738,000
Kate Spade & Company	530,832	[b]	13,546,833
Steven Madden	318,681	[b]	11,803,944
TopBuild	528,393		15,714,408
			69,024,414
Consumer Services - 1.4%
Panera Bread, Cl. A	59,159	[a,b]	12,117,538
Diversified Financials - 1.6%
CBOE Holdings	214,269		13,998,194
Energy - 2.7%
FMC Technologies	388,137	[b]	10,619,428
Gulfport Energy	467,191	[b]	13,240,193
			23,859,621

6

Common Stocks - 97.2% (continued)	Shares		Value ($)
Exchange-Traded Funds - 1.6%
iShares Russell 2000 Growth ETF	107,733	[a]	14,286,473
Food, Beverage & Tobacco - 1.3%
WhiteWave Foods, Cl. A	275,955	[b]	11,214,811
Health Care Equipment & Services - 10.7%
Acadia Healthcare	128,810	[a,b]	7,098,719
Align Technology	213,568	[b]	15,524,258
athenahealth	85,712	[a,b]	11,895,111
Centene	239,958	[b]	14,774,214
Cooper	119,388		18,382,170
DENTSPLY SIRONA	199,521		12,296,479
VCA	238,523	[b]	13,760,392
			93,731,343
Materials - 3.2%
Bemis	166,630		8,628,101
Scotts Miracle-Gro, Cl. A	262,805		19,124,320
			27,752,421
Media - 1.1%
IMAX	309,902	[a,b]	9,634,853
Pharmaceuticals, Biotechnology & Life Sciences - 6.8%
Cambrex	158,241	[b]	6,962,604
Dynavax Technologies	6,739	[b]	129,658
ICON	132,501	[b]	9,950,825
Jazz Pharmaceuticals	107,726	[b]	14,063,629
Ligand Pharmaceuticals, Cl. B	167,004	[a,b]	17,884,458
PAREXEL International	162,452	[a,b]	10,190,614
			59,181,788
Real Estate - 2.4%
Extra Space Storage	132,098	[c]	12,345,879
STORE Capital	339,805	[c]	8,794,153
			21,140,032
Retailing - 6.6%
LKQ	548,758	[b]	17,521,843
Murphy USA	105,540	[b]	6,485,433
Sally Beauty Holdings	699,205	[b]	22,640,258
Ulta Salon Cosmetics & Fragrance	58,714	[b]	11,375,250
			58,022,784
Semiconductors & Semiconductor Equipment - 5.7%
Cypress Semiconductor	709,699	[a]	6,145,993
Integrated Device Technology	550,943	[b]	11,261,275

7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks - 97.2% (continued)	Shares		Value ($)
Semiconductors & Semiconductor Equipment - 5.7% (continued)
Mellanox Technologies	395,935	[b]	21,511,149
Power Integrations	216,218		10,737,386
			49,655,803
Software & Services - 15.3%
Akamai Technologies	194,012	[b]	10,781,247
ANSYS	90,788	[b]	8,121,895
Black Knight Financial Services	482,259	[a]	14,964,497
Booz Allen Hamilton Holdings	507,115		15,355,442
CACI International, Cl. A	140,992	[b]	15,043,847
Demandware	342,883	[a,b]	13,406,725
LogMeIn	253,591	[b]	12,796,202
Proofpoint	226,202	[a,b]	12,165,144
Science Applications International	226,498		12,081,403
Splunk	263,569	[b]	12,896,431
SS&C Technologies Holdings	105,388		6,683,707
			134,296,540
Technology Hardware & Equipment - 6.7%
Ciena	408,718	[b]	7,773,816
FEI	132,880		11,827,649
FLIR Systems	455,098		14,995,479
Rogers	173,491	[b]	10,386,906
Trimble Navigation	552,129	[b]	13,692,799
			58,676,649
Transportation - 2.5%
CH Robinson Worldwide	174,115		12,924,557
Kirby	155,632	[b]	9,383,053
			22,307,610
Total Common Stocks (cost $745,352,779)			852,368,780
Other Investment - 3.4%	Shares		Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred Plus Money Market Fund (cost $29,678,960)	29,678,960	[d]	29,678,960

8

Investment of Cash Collateral for Securities Loaned - 6.8%	Shares		Value ($)
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund (cost $59,669,805)	59,669,805	[d]	59,669,805
Total Investments (cost $834,701,544)	107.4%		941,717,545
Liabilities, Less Cash and Receivables	(7.4%)		(64,520,036)
Net Assets	100.0%		877,197,509

ETF—Exchange-Traded Fund

a Security, or portion thereof, on loan. At March 31, 2016, the value of the fund’s securities on loan was $84,157,025 and the value of the collateral held by the fund was $85,349,928, consisting of cash collateral of $59,669,805 and U.S. Government & Agency securities valued at $25,680,123.

b Non-income producing security.

c Investment in real estate investment trust.

d Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
Software & Services	15.3
Capital Goods	13.4
Health Care Equipment & Services	10.7
Money Market Investments	10.2
Consumer Durables & Apparel	7.9
Pharmaceuticals, Biotechnology & Life Sciences	6.8
Technology Hardware & Equipment	6.7
Retailing	6.6
Semiconductors & Semiconductor Equipment	5.7
Banks	3.4
Materials	3.2
Energy	2.7
Transportation	2.5
Real Estate	2.4
Commercial & Professional Services	1.9
Diversified Financials	1.6
Exchange-Traded Funds	1.6
Consumer Services	1.4
Food, Beverage & Tobacco	1.3
Media	1.1
Automobiles & Components	1.0
107.4

† Based on net assets.

See notes to financial statements.

9

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2016 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $84,157,025)—Note 1(b):
Unaffiliated issuers	745,352,779	852,368,780
Affiliated issuers	89,348,765	89,348,765
Cash		749,705
Receivable for investment securities sold		4,384,959
Dividends and securities lending income receivable		232,496
Receivable for shares of Beneficial Interest subscribed		138,771
Prepaid expenses		74,769
		947,298,245
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		591,295
Liability for securities on loan—Note 1(b)		59,669,805
Payable for investment securities purchased		8,937,511
Payable for shares of Beneficial Interest redeemed		707,510
Accrued expenses		194,615
		70,100,736
Net Assets ($)		877,197,509
Composition of Net Assets ($):
Paid-in capital		805,802,807
Accumulated investment (loss)—net		(2,947,612)
Accumulated net realized gain (loss) on investments		(32,673,687)
Accumulated net unrealized appreciation (depreciation) on investments		107,016,001
Net Assets ($)		877,197,509

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	212,853,829	33,268,190	500,460,385	130,615,105
Shares Outstanding	13,943,867	2,378,280	31,992,856	8,325,466
Net Asset Value Per Share ($)	15.27	13.99	15.64	15.69

See notes to financial statements.

10

STATEMENT OF OPERATIONS

Six Months Ended March 31, 2016 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $4,561 foreign taxes withheld at source):
Unaffiliated issuers	2,546,590
Affiliated issuers	25,025
Income from securities lending—Note 1(b)	102,427
Total Income	2,674,042
Expenses:
Investment advisory fee—Note 3(a)	2,590,792
Shareholder servicing costs—Note 3(c)	779,977
Distribution fees—Note 3(b)	126,231
Administration fee—Note 3(a)	75,007
Prospectus and shareholders’ reports	54,789
Custodian fees—Note 3(c)	52,830
Registration fees	42,362
Trustees’ fees and expenses—Note 3(d)	22,376
Professional fees	19,319
Loan commitment fees—Note 2	8,085
Miscellaneous	16,030
Total Expenses	3,787,798
Less—reduction in fees due to earnings credits—Note 3(c)	(1,109)
Net Expenses	3,786,689
Investment (Loss)—Net	(1,112,647)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(19,863,274)
Net unrealized appreciation (depreciation) on investments	47,069,918
Net Realized and Unrealized Gain (Loss) on Investments	27,206,644
Net Increase in Net Assets Resulting from Operations	26,093,997

See notes to financial statements.

11

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30, 2015
Operations ($):
Investment (loss)—net	(1,112,647)	(2,592,995)
Net realized gain (loss) on investments	(19,863,274)	57,336,005
Net unrealized appreciation (depreciation) on investments	47,069,918	(55,352,998)
Net Increase (Decrease) in Net Assets Resulting from Operations	26,093,997	(609,988)
Dividends to Shareholders from ($):
Net realized gain on investments:
Class A	(14,162,754)	(23,322,566)
Class C	(2,369,599)	(3,481,028)
Class I	(32,102,467)	(58,554,617)
Class Y	(6,629,336)	(9,955,724)
Total Dividends	(55,264,156)	(95,313,935)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	13,197,820	42,910,573
Class C	3,562,422	11,464,914
Class I	48,644,702	178,504,282
Class Y	26,187,618	22,023,769
Dividends reinvested:
Class A	13,597,132	22,529,055
Class C	2,351,988	3,465,315
Class I	31,581,829	48,779,707
Class Y	6,629,336	9,955,724
Cost of shares redeemed:
Class A	(24,842,095)	(48,241,421)
Class C	(5,617,259)	(7,415,176)
Class I	(74,816,891)	(262,766,990)
Class Y	(5,639,142)	(17,346,252)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	34,837,460	3,863,500
Total Increase (Decrease) in Net Assets	5,667,301	(92,060,423)
Net Assets ($):
Beginning of Period	871,530,208	963,590,631
End of Period	877,197,509	871,530,208
Accumulated investment (loss)—net	(2,947,612)	(1,834,965)

12

	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30, 2015
Capital Share Transactions (Shares):
Class A
Shares sold	863,858	2,450,759
Shares issued for dividends reinvested	861,123	1,371,214
Shares redeemed	(1,627,457)	(2,749,859)
Net Increase (Decrease) in Shares Outstanding	97,524	1,072,114
Class C
Shares sold	252,239	702,848
Shares issued for dividends reinvested	162,206	226,639
Shares redeemed	(395,909)	(459,878)
Net Increase (Decrease) in Shares Outstanding	18,536	469,609
Class I
Shares sold	3,118,367	9,989,602
Shares issued for dividends reinvested	1,953,112	2,910,484
Shares redeemed	(4,777,841)	(14,943,120)
Net Increase (Decrease) in Shares Outstanding	293,638	(2,043,034)
Class Y
Shares sold	1,801,769	1,227,841
Shares issued for dividends reinvested	408,966	593,309
Shares redeemed	(359,250)	(960,971)
Net Increase (Decrease) in Shares Outstanding	1,851,485	860,179

See notes to financial statements.

13

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Six Months Ended
	March 31, 2016	Year Ended September 30,
Class A Shares	(Unaudited)	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	15.83	17.65	18.76	15.82	12.95	12.26
Investment Operations:
Investment (loss)—net[a]	(.03)	(.07)	(.09)	(.06)	(.06)	(.06)
Net realized and unrealized gain (loss) on investments	.50	.06	1.08	4.20	4.08	.75
Total from Investment Operations	.47	(.01)	.99	4.14	4.02	.69
Distributions:
Dividends from net realized gain on investments	(1.03)	(1.81)	(2.10)	(1.20)	(1.15)	–
Net asset value, end of period	15.27	15.83	17.65	18.76	15.82	12.95
Total Return (%)[b]	2.76[c]	(.42)	5.59	28.73	32.36	5.63
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.04[d]	1.03	1.04	1.02	1.08	1.09
Ratio of net expenses to average net assets	1.04[d]	1.03	1.04	1.02	1.08	1.09
Ratio of net investment (loss) to average net assets	(.42)[d]	(.42)	(.48)	(.34)	(.37)	(.45)
Portfolio Turnover Rate	79.42[c]	144.39	139.37	124.25	153.75	180.82
Net Assets, end of period ($ x 1,000)	212,854	219,185	225,427	193,470	135,904	107,696

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

See notes to financial statements.

14

	Six Months Ended
	March 31, 2016	Year Ended September 30,
Class C Shares	(Unaudited)	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	14.64	16.58	17.87	15.26	12.63	12.06
Investment Operations:
Investment (loss)—net[a]	(.09)	(.20)	(.22)	(.20)	(.18)	(.18)
Net realized and unrealized gain (loss) on investments	.47	.07	1.03	4.01	3.96	.75
Total from Investment Operations	.38	(.13)	.81	3.81	3.78	.57
Distributions:
Dividends from net realized gain on investments	(1.03)	(1.81)	(2.10)	(1.20)	(1.15)	-
Net asset value, end of period	13.99	14.64	16.58	17.87	15.26	12.63
Total Return (%)[b]	2.35[c]	(1.18)	4.72	27.54	31.21	4.73
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.84[d]	1.81	1.83	1.92	1.97	1.95
Ratio of net expenses to average net assets	1.84[d]	1.81	1.83	1.92	1.97	1.95
Ratio of net investment (loss) to average net assets	(1.22)[d]	(1.21)	(1.26)	(1.29)	(1.24)	(1.31)
Portfolio Turnover Rate	79.42[c]	144.39	139.37	124.25	153.75	180.82
Net Assets, end of period ($ x 1,000)	33,268	34,554	31,329	6,991	1,893	1,124

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

See notes to financial statements.

15

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
	March 31, 2016	Year Ended September 30,
Class I Shares	(Unaudited)	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	16.18	17.96	19.01	15.98	13.03	12.29
Investment Operations:
Investment (loss)—net[a]	(.01)	(.03)	(.04)	(.01)	(.01)	(.02)
Net realized and unrealized gain (loss) on investments	.50	.06	1.09	4.24	4.11	.76
Total from Investment Operations	.49	.03	1.05	4.23	4.10	.74
Distributions:
Dividends from net realized gain on investments	(1.03)	(1.81)	(2.10)	(1.20)	(1.15)	-
Net asset value, end of period	15.64	16.18	17.96	19.01	15.98	13.03
Total Return (%)	2.82[b]	(.17)	5.85	29.03	32.81	6.02
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.79[c]	.79	.80	.75	.78	.77
Ratio of net expenses to average net assets	.79[c]	.79	.80	.75	.78	.77
Ratio of net investment (loss) to average net assets	(.17)[c]	(.19)	(.24)	(.06)	(.07)	(.14)
Portfolio Turnover Rate	79.42[b]	144.39	139.37	124.25	153.75	180.82
Net Assets, end of period ($ x 1,000)	500,460	512,830	605,932	605,704	513,947	341,406

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

16

	Six Months Ended
	March 31, 2016	Year Ended September 30,
Class Y Shares	(Unaudited)	2015	2014	2013[a]
Per Share Data ($):
Net asset value, beginning of period	16.21	17.97	19.01	17.16
Investment Operations:
Investment (loss)—net[b]	(.00)[c]	(.01)	(.03)	(.01)
Net realized and unrealized gain (loss) on investments	.51	.06	1.09	1.86
Total from Investment Operations	.51	.05	1.06	1.85
Distributions:
Dividends from net realized gain on investments	(1.03)	(1.81)	(2.10)	-
Net asset value, end of period	15.69	16.21	17.97	19.01
Total Return (%)	2.95[d]	(.05)	5.90	10.78[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.68[e]	.68	.72	.72[e]
Ratio of net expenses to average net assets	.68[e]	.68	.72	.72[e]
Ratio of net investment (loss) to average net assets	(.05)[e]	(.07)	(.15)	(.26)[e]
Portfolio Turnover Rate	79.42[d]	144.39	139.37	124.25
Net Assets, end of period ($ x 1,000)	130,615	104,961	100,902	1

a From July 1, 2013, (commencement of initial offering) to September 30, 2013.

b Based on average shares outstanding.

c Amount represents less than $.01 per share.

d Not annualized.

e Annualized.

See notes to financial statements.

17

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus/The Boston Company Small/Mid Cap Growth Fund (the “fund”) is a separate non-diversified series of Dreyfus Investment Funds (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering seven series, including the fund. The fund’s investment objective is to seek long-term growth of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. The Boston Company Asset Management, LLC (“TBCAM”), a wholly-owned subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as the fund’s sub-investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C, Class I and Class Y. Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

18

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Trust's Board of Trustees (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of March 31, 2016 in valuing the fund’s investments:

20

	Level 1 – Unadjusted Quoted Prices	Level 2 –Other Significant Observable Inputs	Level 3 –Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities - Domestic Common Stocks†	818,496,629	–	–	818,496,629
Equity Securities - Foreign Common Stocks†	19,585,678	–	–	19,585,678
Exchange-Trade Funds	14,286,473	–	–	14,286,473
Mutual Funds	89,348,765	–	–	89,348,765

† See Statement of Investments for additional detailed categorizations.

At March 31, 2016, there were no transfers between levels of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. During the period ended March 31, 2016, The Bank of New York Mellon earned $23,763 from lending portfolio securities, pursuant to the securities lending agreement.

21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Effective July 1, 2015, the fund adopted new accounting guidance under Accounting Standards Update No. 2014-11, which requires expanded disclosures related to financial assets pledged in secured financing transactions (such as securities lending) and the related contractual maturity terms of these secured transactions. The type of securities loaned for which cash collateral was received, is indicated in the Statement of Investments. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended March 31, 2016 were as follows:

Affiliated Investment Company	Value 9/30/2015 ($)	Purchases ($)	Sales ($)	Value 3/31/2016 ($)	Net Assets (%)
Dreyfus Institutional Preferred Plus Money Market Fund	32,019,545	208,766,816	211,107,401	29,678,960	3.4
Dreyfus Institutional Cash Advantage Fund	46,796,134	253,573,059	240,699,388	59,669,805	6.8
Total	78,815,679	462,339,875	451,806,789	89,348,765	10.2

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended March 31, 2016, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax

22

expense in the Statement of Operations. During the period ended March 31, 2016, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended September 30, 2015 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute. The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”). As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

The fund has an unused capital loss carryover of $7,044,438 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to September 30, 2015. As a result of the fund’s April 29, 2010 merger with Dreyfus Discovery Fund, capital losses of $7,044,438 are available to offset future gains, if any. Based on certain provisions in the Code, the amount of losses which can be utilized in subsequent years is subject to an annual limitation. This acquired capital loss will expire in fiscal year 2016.

The tax character of distributions paid to shareholders during the fiscal year ended September 30, 2015 was as follows: ordinary income $18,412,406 and long-term capital gains $76,901,529. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $555 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to January 11, 2016, the unsecured credit facility with Citibank, N.A. was $480 million and prior to October 7, 2015, the unsecured credit facility with Citibank, N.A. was $430 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of

23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

the respective Facility at the time of borrowing. During the period ended March 31, 2016, the fund did not borrow under the Facilities.

NOTE 3—Investment Advisory Fee, Sub-Investment Advisory Fee, Administration Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .60% of the value of the fund's average daily net assets and is payable monthly.

Pursuant to a sub-investment advisory agreement between Dreyfus and TBCAM, TBCAM serves as the fund’s sub-investment adviser responsible for the day-to-day management of the fund’s portfolio. Dreyfus pays TBCAM a monthly fee at an annual percentage of the value of the fund’s average daily net assets. Dreyfus has obtained an exemptive order from the SEC (the “Order”), upon which the fund may rely, to use a manager of managers approach that permits Dreyfus, subject to certain conditions and approval by the Board, to enter into and materially amend sub-investment advisory agreements with one or more sub-investment advisers who are either unaffiliated with Dreyfus or are wholly-owned subsidiaries (as defined under the Act) of Dreyfus’ ultimate parent company, BNY Mellon, without obtaining shareholder approval. The Order also allows the fund to disclose the sub-investment advisory fee paid by Dreyfus to any unaffiliated sub-investment adviser in the aggregate with other unaffiliated sub-investment advisers in documents filed with the SEC and provided to shareholders. In addition, pursuant to the Order, it is not necessary to disclose the sub-investment advisory fee payable by Dreyfus separately to a sub-investment adviser that is a wholly-owned subsidiary of BNY Mellon in documents filed with the SEC and provided to shareholders; such fees are to be aggregated with fees payable to Dreyfus. Dreyfus has ultimate responsibility (subject to oversight by the Board) to supervise any sub-investment adviser and recommend the hiring, termination, and replacement of any sub-investment adviser to the Board.

The fund has a Fund Accounting and Administrative Services Agreement (the “Administration Agreement”) with Dreyfus, whereby Dreyfus performs administrative, accounting and recordkeeping services for the fund. The fund has agreed to compensate Dreyfus for providing accounting and recordkeeping services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help. The fee is based on the fund’s average daily net assets and computed at the following annual rates: .06% of the first $500 million, .04% of the next $500 million and .02% in excess of $1 billion.

24

In addition, after applying any expense limitations or fee waivers that reduce the fees paid to Dreyfus for this service, Dreyfus has contractually agreed in writing to waive any remaining fees for this service to the extent that they exceed both Dreyfus’ costs in providing these services and a reasonable allocation of the costs incurred by Dreyfus and its affiliates related to the support and oversight of these services. The fund also reimburses Dreyfus for the out-of-pocket expenses incurred in performing this service for the fund. Pursuant to the Administration Agreement, the fund was charged $75,007 during the period ended March 31, 2016.

During the period ended March 31, 2016, the Distributor retained $9,401 from commissions earned on sales of the fund’s Class A shares and $2,619 from CDSCs on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended March 31, 2016, Class C shares were charged $126,231 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended March 31, 2016, Class A and Class C shares were charged $268,106 and $42,077, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan or Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended March 31, 2016, the fund was charged $45,746 for transfer agency services and $3,468 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $1,085.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended March 31, 2016, the fund was charged $52,830 pursuant to the custody agreement. These fees were partially offset by earnings credits of $24.

During the period ended March 31, 2016, the fund was charged $5,294 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $435,248, administration fees $12,757, Distribution Plan fees $20,782, Shareholder Services Plan fees $50,900, custodian fees $48,653, Chief Compliance Officer fees $5,294 and transfer agency fees $17,661.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended March 31, 2016, amounted to $671,980,910 and $692,943,260, respectively.

At March 31, 2016, accumulated net unrealized appreciation on investments was $107,016,001, consisting of $117,848,905 gross unrealized appreciation and $10,832,904 gross unrealized depreciation.

At March 31, 2016, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

26

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY, ADMINISTRATION AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Trustees held on February 24-25, 2016, the Board considered the renewal of the fund’s Investment Advisory Agreement and Administration Agreement, pursuant to which Dreyfus provides the fund with investment advisory services and administrative services (together, the “Management Agreement”) and the Sub-Investment Advisory Agreement (together with the Management Agreement, the “Agreements”), pursuant to which The Boston Company Asset Management, LLC (the “Subadviser”) provides day-to-day management of the fund’s investments. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus and the Subadviser. In considering the renewal of the Agreements, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures, as well as Dreyfus’ supervisory activities over the Subadviser. The Board also considered portfolio management’s brokerage policies and practices

27

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY, ADMINISTRATION AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

(including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended December 31, 2015, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds. They also noted that performance generally should be considered over longer periods of time, although it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect disproportionately long-term performance. The Board discussed the results of the comparisons and noted that the fund’s total return performance (Class A and/or Class I shares) was below the Performance Group median for the various periods, except for the five- and ten-year periods when the fund’s total return performance was above the Performance Group median, and the fund’s total return performance was variously above and above the Performance Universe median in most periods. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board noted that the fund’s contractual management fee was below the Expense Group median and the fund’s actual management fee and the fund’s total expense ratio were below the Expense Group and Expense Universe medians.

Dreyfus representatives noted that, in connection with the Administration Agreement and its related fees, Dreyfus has contractually agreed to waive

28

its fees to the extent that such fees exceed Dreyfus’ costs in providing the services contemplated under the Administration Agreement.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Broadridge category as the fund and (2) paid to Dreyfus or the Subadviser or its affiliates for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

The Board considered the fee to the Subadviser in relation to the fee paid to Dreyfus by the fund and the respective services provided by the Subadviser and Dreyfus. The Board also noted the Subadviser’s fee is paid by Dreyfus (out of its fee from the fund) and not the fund.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus and its affiliates for managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered on the advice of its counsel the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements bear a reasonable relationship to the mix of services provided by Dreyfus and the Subadviser, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since Dreyfus, and not the fund, pays the Subadviser pursuant to the Sub-Investment Advisory Agreement, the Board did not consider the Subadviser’s profitability to be relevant to its deliberations.

29

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY, ADMINISTRATION AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

Dreyfus representatives noted that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Dreyfus representatives also noted that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus and the Subadviser from acting as investment adviser and sub-investment adviser, respectively, and noted the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by Dreyfus and the Subadviser are adequate and appropriate.

• The Board agreed to closely monitor performance and determined to approve renewal of the Agreements only through October 4, 2016.

• The Board concluded that the fees paid to Dreyfus and the Subadviser were reasonable in light of the considerations described above.

• The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates and the

30

Subadviser, of the fund and the services provided to the fund by Dreyfus and the Subadviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years. The Board determined to renew the Agreements through October 4, 2016.

31

NOTES

32

NOTES

33

For More Information

Dreyfus/The Boston Company Small/Mid Cap Growth Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Sub-Investment Adviser

The Boston Company Asset
Management LLC
BNY Mellon Center
One Boston Place
Boston, MA 02108

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A: DBMAX Class C: DBMCX Class I: SDSCX Class Y: DBMYX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2016 MBSC Securities Corporation 6921SA0316

Dreyfus/The Boston Company Small Cap Growth Fund

SEMIANNUAL REPORT March 31, 2016

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus/The Boston Company Small Cap Growth Fund	The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus/The Boston Company Small Cap Growth Fund, covering the six-month period from October 1, 2015, through March 31, 2016. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

The reporting period was a time of varied and, at times, conflicting economic influences. On one hand, the U.S. economy continued to grow as domestic labor markets posted significant gains, housing markets recovered, and lower fuel prices put cash in consumers’ pockets. Indeed, these factors, along with low inflation, prompted the Federal Reserve Board in December to raise short-term interest rates for the first time in nearly a decade.

On the other hand, the global economy continued to disappoint, particularly in China and other emerging markets, where reduced industrial demand and declining currency values sparked substantial declines in commodity prices. These developments proved especially challenging for financial markets in January and early February, but stocks and riskier sectors of the bond market later rallied strongly to post positive returns, on average, for the reporting period overall.

While we are encouraged that stabilizing commodity prices and continued strength in the U.S. economy recently have supported the financial markets, we expect market volatility to persist over the foreseeable future until global economic uncertainty abates. In addition, wide differences in underlying fundamental and technical influences across various asset classes, economic sectors, and regional markets suggest that selectivity may be an important determinant of investment success over the months ahead. We encourage you to discuss the implications of our observations with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

J. Charles Cardona
President
The Dreyfus Corporation
April 15, 2016

2

DISCUSSION OF FUND PERFORMANCE

For the period of October 1, 2015, through March 31, 2016, as provided by David E. Borah, CFA, Todd Wakefield, CFA, and Robert C. Zeuthen, CFA, Primary Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended March 31, 2016, Dreyfus/The Boston Company Small Cap Growth Fund’s Class I shares produced a total return of -3.32%, and Class Y shares returned -3.33%.1 In comparison, the fund’s benchmark, the Russell 2000® Growth Index (the “Index”), produced a total return of -0.57% for the same period.2

Small-cap growth stocks, as measured by the Index, produced roughly flat total returns, on average, over the reporting period despite global economic headwinds. The fund lagged its benchmark, mainly due to stock selection shortfalls in the health care, industrials, and consumer discretionary sectors.

The Fund’s Investment Approach

The fund seeks long-term growth of capital. To pursue its goal, the fund normally invests at least 80% of its net assets in equity securities of small-cap U.S. companies with total market capitalizations equal to or less than that of the largest company in the Index. When choosing stocks, we seek to identify high-quality, small-cap companies that are experiencing or are expected to experience rapid current or expected earnings or revenue growth. We employ fundamental research to identify companies with attractive characteristics, such as strong business and competitive positions, solid cash flows and balance sheets, high-quality management, and high sustainable growth. We also may invest in companies that our research indicates will experience accelerating revenues and expanding operating margins.

Market Performance Undermined by Global Concerns

Stocks across all capitalization ranges rebounded from previous weakness in October 2015 when fears waned regarding the potentially adverse impact of slowing global growth on the U.S. economic recovery. Nonetheless, equity markets remained volatile over the remainder of 2015 as investor sentiment vacillated between concerns about global economic conditions and optimism regarding robust job growth and other positive developments in the United States.

In January 2016, disappointing economic data in China sparked renewed weakness in commodity prices, sending crude oil prices to multi-year lows, and investors again grew concerned that global economic troubles might derail the U.S. recovery. Moreover, domestic investors worried that a December 2015 increase in short-term interest rates, the first in nearly a decade, might also weigh on economic growth. Consequently, small-cap stocks fell sharply at the start of the new year.

The market’s slide continued into February, but stocks staged a strong rebound later in the month, and the rally persisted through the reporting period’s end. Investor sentiment improved in response to stabilizing oil prices, expectations of additional monetary easing in overseas markets, and comments from the Federal Reserve Board (the “Fed”) suggesting that U.S. interest rates would rise more gradually than previously feared. As a result, the Index recouped nearly all of the reporting period’s earlier losses.

3

DISCUSSION OF FUND PERFORMANCE (continued)

Health Care Stocks Dampened Relative Performance

While our research-driven stock selection process enabled the fund to navigate a volatile investment environment, results compared to the benchmark were undermined by disappointments in the health care sector. Biotechnology stocks gave back a portion of their previous gains when investors adopted more defensive investment postures and political rhetoric regarding drug pricing intensified. These developments hurt biotechnology holdings such as Retrophin, Halozyme Therapeutics, Revance Therapeutics, and Tokai Pharmaceuticals. In the industrials sector, business support services provider The Advisory Board Company and staffing services specialist Kforce lost value after reducing their earnings guidance in response to stabilizing U.S. employment trends. Among consumer discretionary companies, media content producer Lions Gate Entertainment was hurt by disappointing box office results for recent film releases.

On a more positive note, the fund fared relatively well among semiconductor manufacturers in the information technology sector, where MaxLinear saw increased sales from cable and satellite television providers as growing demand for bandwidth increases, and Mellanox Technologies and Inphi encountered rising data center demand, strong traction from new products and continued solid Internet data center spending trends. Other tech companies also added value: CACI International benefited from higher government spending, and HomeAway was acquired by Expedia, Inc., at a premium to its stock price at the time. In the consumer staples sector, winners included French fragrance company Interparfums, which reported strong sales across its product portfolio.

Maintaining a Selective Investment Approach

A moderate U.S. economic recovery remains underway, as aggressively accommodative monetary policies from the Fed and other central banks appear to have lengthened the business cycle. Recent data suggest that, absent unexpected shocks, corporate earnings are likely to stay solid over the foreseeable future. Yet, we are aware that a number of risks could threaten an optimistic outlook, most notably ongoing turmoil in international markets.

Therefore, we have maintained a selective investment posture with a focus on fundamentally sound small-cap companies that, in our analysis, can grow faster than the overall U.S. economy. As of the reporting period’s end, the fund held overweighted positions in the information technology, consumer staples, and industrial sectors, but we have identified fewer companies meeting our criteria in the financials, materials, consumer discretionary, and health care sectors.

April 15, 2016

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.

Equity funds are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The prices of small company stocks tend to be more volatile than the prices of large company stocks, mainly because these companies have less established and more volatile earnings histories. They also tend to be less liquid than larger company stocks.

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s returns reflect the absorption of certain expenses by The Dreyfus Corporation pursuant to an agreement in effect through February 1, 2017. Had these expenses not been absorbed, returns would have been lower.

2 SOURCE: LIPPER INC. — Reflects the reinvestment of dividends and, where applicable, capital gain distributions. The Russell 2000 Growth Index is an unmanaged index, which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in any index.

4

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus/The Boston Company Small Cap Growth Fund from October 1, 2015 to March 31, 2016. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended March 31, 2016
	Class I	Class Y
Expenses paid per $1,000†	$ 4.77	$ 4.57
Ending value (after expenses)	$ 966.80	$ 966.70

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended March 31, 2016
	Class I	Class Y
Expenses paid per $1,000†	$ 4.90	$ 4.70
Ending value (after expenses)	$ 1,020.15	$1,020.35

† Expenses are equal to the fund’s annualized expense ratio of .97% for Class I and .93% for Class Y, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

5

STATEMENT OF INVESTMENTS
March 31, 2016 (Unaudited)

Common Stocks - 98.8%	Shares		Value ($)
Automobiles & Components - .5%
Standard Motor Products	1,576		54,608
Banks - 4.0%
Columbia Banking System	4,510		134,939
National Bank Holdings, Cl. A	7,998		163,079
PrivateBancorp	3,749		144,711
			442,729
Capital Goods - 18.4%
Altra Industrial Motion	5,293		147,039
American Woodmark	1,468	[a]	109,498
Beacon Roofing Supply	5,683	[a]	233,060
CLARCOR	3,216		185,853
Crane	3,533		190,287
Cubic	4,865		194,405
Curtiss-Wright	2,179		164,885
EMCOR Group	2,745		133,407
Granite Construction	3,661		174,996
Lydall	4,833	[a]	157,169
Trex	4,650	[a,b]	222,874
Watsco, Cl. A	1,013		136,492
			2,049,965
Commercial & Professional Services - 2.6%
TrueBlue	5,422	[a]	141,785
WageWorks	2,849	[a]	144,188
			285,973
Consumer Durables & Apparel - 4.0%
G-III Apparel Group	3,230	[a]	157,915
Malibu Boats, Cl. A	6,440	[a]	105,616
Steven Madden	4,933	[a]	182,718
			446,249
Consumer Services - 1.3%
Texas Roadhouse	3,454		150,525
Energy - 2.1%
Oil States International	3,659	[a]	115,332
PDC Energy	1,916	[a,b]	113,906
			229,238
Exchange-Traded Funds - 1.4%
iShares Russell 2000 Growth ETF	1,175		155,817

6

Common Stocks - 98.8% (continued)	Shares		Value ($)
Food & Staples Retailing - 1.2%
Performance Food Group	5,856	[b]	136,738
Food, Beverage & Tobacco - 1.4%
Snyder's-Lance	5,049		158,942
Health Care Equipment & Services - 9.1%
Align Technology	2,024	[a]	147,125
Globus Medical, Cl. A	6,694	[a,b]	158,982
ICU Medical	1,418	[a]	147,614
Integra LifeSciences Holdings	2,020	[a,b]	136,067
LDR Holding	4,981	[a]	126,966
NxStage Medical	11,541	[a]	173,000
WellCare Health Plans	1,403	[a]	130,128
			1,019,882
Household & Personal Products - 2.5%
Inter Parfums	8,944		276,370
Materials - 1.8%
Calgon Carbon	7,312		102,514
Ferroglobe	11,747		103,491
			206,005
Media - 1.5%
IMAX	5,241	[a]	162,943
Pharmaceuticals, Biotechnology & Life Sciences - 11.2%
Cambrex	4,006	[a]	176,264
Cepheid	4,186	[a]	139,645
Collegium Pharmaceutical	6,667	[b]	121,006
Flexion Therapeutics	7,968	[a]	73,306
Foamix Pharmaceuticals	14,675	[a,b]	95,681
Ligand Pharmaceuticals, Cl. B	2,106	[a,b]	225,532
Otonomy	8,911	[a,b]	132,952
PAREXEL International	2,619	[a]	164,290
Retrophin	8,612	[a,b]	117,640
			1,246,316
Real Estate - 3.2%
Physicians Realty Trust	10,447	[c]	194,105
STORE Capital	6,350	[c]	164,338
			358,443
Retailing - 4.8%
Burlington Stores	2,426	[a]	136,438
Core-Mark Holding	2,701		220,294

7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks - 98.8% (continued)	Shares		Value ($)
Retailing - 4.8% (continued)
Ollie's Bargain Outlet Holdings	7,585	[b]	177,717
			534,449
Semiconductors & Semiconductor Equipment - 9.2%
Cypress Semiconductor	12,512	[b]	108,354
Inphi	6,308	[a]	210,309
Integrated Device Technology	6,986	[a]	142,794
MaxLinear, Cl. A	8,101	[a]	149,868
Mellanox Technologies	3,990	[a]	216,777
Power Integrations	3,961		196,703
			1,024,805
Software & Services - 12.6%
CACI International, Cl. A	1,876	[a]	200,169
CommVault Systems	3,968	[a]	171,299
Demandware	4,672	[a,b]	182,675
HubSpot	4,597	[a]	200,521
LogMeIn	3,731	[a]	188,266
Perficient	7,728	[a]	167,852
Proofpoint	2,868	[a,b]	154,241
SS&C Technologies Holdings	2,213		140,348
			1,405,371
Technology Hardware & Equipment - 4.9%
Ciena	8,215	[a]	156,249
FEI	1,955		174,015
Mercury Systems	10,542	[a]	214,003
			544,267
Transportation - 1.1%
Kirby	1,999	[a]	120,520
Total Common Stocks (cost $9,709,481)			11,010,155
Other Investment - 2.2%	Shares		Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred Plus Money Market Fund (cost $246,512)	246,512	[d]	246,512

8

Investment of Cash Collateral for Securities Loaned - 11.3%	Shares		Value
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund (cost $1,257,436)	1,257,436	[d]	1,257,436
Total Investments (cost $11,213,429)	112.3%		12,514,103
Liabilities, Less Cash and Receivables	(12.3%)		(1,371,759)
Net Assets	100.0%		11,142,344

ETF—Exchange-Traded Fund

a Non-income producing security.

b Security, or portion thereof, on loan. At March 31, 2016, the value of the fund’s securities on loan was $1,816,200 and the value of the collateral held by the fund was $1,891,723, consisting of cash collateral of $1,257,436 and U.S. Government & Agency securities valued at $634,287.

c Investment in real estate investment trust.

d Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
Capital Goods	18.4
Money Market Investments	13.5
Software & Services	12.6
Pharmaceuticals, Biotechnology & Life Sciences	11.2
Semiconductors & Semiconductor Equipment	9.2
Health Care Equipment & Services	9.1
Technology Hardware & Equipment	4.9
Retailing	4.8
Banks	4.0
Consumer Durables & Apparel	4.0
Real Estate	3.2
Commercial & Professional Services	2.6
Household & Personal Products	2.5
Energy	2.1
Materials	1.8
Media	1.5
Exchange-Traded Funds	1.4
Food, Beverage & Tobacco	1.4
Consumer Services	1.3
Food & Staples Retailing	1.2
Transportation	1.1
Automobiles & Components	.5
112.3

† Based on net assets.

See notes to financial statements.

9

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2016 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $1,816,200)—Note 1(b):
Unaffiliated issuers	9,709,481	11,010,155
Affiliated issuers	1,503,948	1,503,948
Receivable for investment securities sold		622,721
Dividends and securities lending income receivable		10,059
Prepaid expenses		17,428
		13,164,311
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		15,564
Cash overdraft due to Custodian		16,448
Liability for securities on loan—Note 1(b)		1,257,436
Payable for investment securities purchased		690,775
Payable for shares of Beneficial Interest redeemed		6,946
Accrued expenses		34,798
		2,021,967
Net Assets ($)		11,142,344
Composition of Net Assets ($):
Paid-in capital		7,522,213
Accumulated investment (loss)—net		(18,551)
Accumulated net realized gain (loss) on investments		2,338,008
Accumulated net unrealized appreciation (depreciation) on investments		1,300,674
Net Assets ($)		11,142,344

Net Asset Value Per Share	Class I	Class Y
Net Assets ($)	11,083,027	59,317
Shares Outstanding	430,467	2,302
Net Asset Value Per Share ($)	25.75	25.77

See notes to financial statements.

10

STATEMENT OF OPERATIONS
Six Months Ended March 31, 2016 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $89 foreign taxes withheld at source):
Unaffiliated issuers	50,241
Affiliated issuers	166
Income from securities lending—Note 1(b)	10,939
Total Income	61,346
Expenses:
Investment advisory fee—Note 3(a)	66,227
Professional fees	22,995
Registration fees	17,253
Custodian fees—Note 3(b)	16,363
Shareholder servicing costs—Note 3(b)	9,891
Administration fee—Note 3(a)	4,967
Prospectus and shareholders’ reports	3,613
Trustees’ fees and expenses—Note 3(c)	497
Loan commitment fees—Note 2	211
Interest expense—Note 2	130
Miscellaneous	10,238
Total Expenses	152,385
Less—reduction in expenses due to undertaking—Note 3(a)	(72,399)
Less—reduction in fees due to earnings credits—Note 3(b)	(89)
Net Expenses	79,897
Investment (Loss)—Net	(18,551)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	296,004
Net unrealized appreciation (depreciation) on investments	(490,949)
Net Realized and Unrealized Gain (Loss) on Investments	(194,945)
Net (Decrease) in Net Assets Resulting from Operations	(213,496)

See notes to financial statements.

11

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30, 2015
Operations ($):
Investment (loss)—net	(18,551)	(130,015)
Net realized gain (loss) on investments	296,004	7,277,238
Net unrealized appreciation (depreciation) on investments	(490,949)	(4,051,822)
Net Increase (Decrease) in Net Assets Resulting from Operations	(213,496)	3,095,401
Dividends to Shareholders from ($):
Net realized gain on investments:
Class I	(4,752,698)	(16,086,915)
Class Y	(20,348)	(48,130)
Total Dividends	(4,773,046)	(16,135,045)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class I	729,615	9,459,524
Dividends reinvested:
Class I	2,738,666	6,200,108
Cost of shares redeemed:
Class I	(10,453,890)	(25,914,730)
Class Y	-	(36,954)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(6,985,609)	(10,292,052)
Total Increase (Decrease) in Net Assets	(11,972,151)	(23,331,696)
Net Assets ($):
Beginning of Period	23,114,495	46,446,191
End of Period	11,142,344	23,114,495
Accumulated investment (loss)—net	(18,551)	-
Capital Share Transactions (Shares):
Class I
Shares sold	24,663	227,097
Shares issued for dividends reinvested	99,155	177,348
Shares redeemed	(348,425)	(626,690)
Net Increase (Decrease) in Shares Outstanding	(224,607)	(222,245)
Class Y
Shares redeemed	-	(650)

See notes to financial statements.

12

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Six Months Ended March 31, 2016	Year Ended September 30,
Class I Shares	(Unaudited)	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	35.16	52.76	70.83	60.57	47.21	47.68
Investment Operations:
Investment (loss)—net[a]	(.03)	(.17)	(.30)	(.13)	(.16)	(.18)
Net realized and unrealized gain (loss) on investments	(.54)	3.48	1.98	16.26	14.57	(.29)
Total from Investment Operations	(.57)	3.31	1.68	16.13	14.41	(.47)
Distributions:
Dividends from net realized gain on investments	(8.84)	(20.91)	(19.75)	(5.87)	(1.05)	—
Net asset value, end of period	25.75	35.16	52.76	70.83	60.57	47.21
Total Return (%)	(3.32)[b]	6.50	1.46	30.20	30.86	(.99)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.84[c]	1.40	1.15	1.04	1.02	.97
Ratio of net expenses to average net assets	.97[c]	.95	.95	.98	.96	.96
Ratio of net investment (loss) to average net assets	(.22)[c]	(.41)	(.52)	(.22)	(.29)	(.33)
Portfolio Turnover Rate	118.90[b]	169.20	138.15	121.73	154.49	176.06
Net Assets, end of period ($ x 1,000)	11,083	23,034	46,290	101,043	133,692	142,906

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

13

FINANCIAL HIGHLIGHTS (continued)

		Year Ended September 30,
	Six Months Ended March 31, 2016
Class Y Shares	(Unaudited)	2015	2014	2013	[a]
Per Share Data ($):
Net asset value, beginning of period	35.18	52.76	70.83	64.04
Investment Operations:
Investment (loss)—net[b]	(.03)	(.15)	(.19)	(.10)
Net realized and unrealized gain (loss) on investments	(.54)	3.48	1.87	6.89
Total from Investment Operations	(.57)	3.33	1.68	6.79
Distributions:
Dividends from net realized gain on investments	(8.84)	(20.91)	(19.75)	—
Net asset value, end of period	25.77	35.18	52.76	70.83
Total Return (%)	(3.33)[c]	6.56	1.48	10.59	[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.84[d]	1.40	1.11	1.07	[d]
Ratio of net expenses to average net assets	.93[d]	.90	.95	.95	[d]
Ratio of net investment (loss) to average net assets	(.18)[d]	(.35)	(.38)	(.57)	[d]
Portfolio Turnover Rate	118.90[c]	169.20	138.15	121.73
Net Assets, end of period ($ x 1,000)	59	81	156	1

a From July 1, 2013 (commencement of initial offering) to September 30, 2013.

b Based on average shares outstanding.

c Not annualized.

d Annualized.

See notes to financial statements.

14

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus/The Boston Company Small Cap Growth Fund (the “fund”) is a separate diversified series of Dreyfus Investment Funds (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering seven series, including the fund. The fund’s investment objective is to seek long-term growth of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class I and Class Y. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or contingent deferred sales charge. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC

15

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies

16

that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Trust’s Board of Trustees (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of March 31, 2016 in valuing the fund’s investments:

17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—Domestic Common Stocks†	10,492,223	-	-	10,492,223
Equity Securities—Foreign Common Stocks†	362,115	-	-	362,115
Exchange—Traded Funds	155,817	-	-	155,817
Mutual Funds	1,503,948	-	-	1,503,948

† See Statement of Investments for additional detailed categorizations.

At March 31, 2016, there were no transfers between levels of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. During the period ended March 31, 2016, The Bank of New York Mellon earned $2,368 from lending portfolio securities, pursuant to the securities lending agreement.

18

Effective July 1, 2015, the fund adopted new accounting guidance under Accounting Standards Update No. 2014-11, which requires expanded disclosures related to financial assets pledged in secured financing transactions (such as securities lending) and the related contractual maturity terms of these secured transactions. The type of securities loaned for which cash collateral was received, is indicated in the Statement of Investments. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended March 31, 2016 were as follows:

Affiliated Investment Company	Value 9/30/2015 ($)	Purchases ($)	Sales ($)	Value 3/31/2016 ($)	Net Assets (%)
Dreyfus Institutional Preferred Plus Money Market Fund	306,707	5,035,956	5,096,151	246,512	2.2
Dreyfus Institutional Cash Advantage Fund	1,743,152	8,364,389	8,850,105	1,257,436	11.3
Total	2,049,859	13,400,345	13,946,256	1,503,948	13.5

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended March 31, 2016, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest

19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended March 31, 2016, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended September 30, 2015 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended September 30, 2015 was as follows: ordinary income $4,521,973 and long-term capital gains $11,613,072. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $555 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to January 11, 2016, the unsecured credit facility with Citibank, N.A. was $480 million and prior to October 7, 2015, the unsecured credit facility with Citibank, N.A. was $430 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended March 31, 2016 was approximately $23,000 with a related weighted average annualized interest rate of 1.13%.

NOTE 3—Investment Advisory Fee, Administration Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .80% of the value of the fund’s average daily net assets and is payable monthly. Dreyfus had contractually agreed, from October 1, 2015 through January 31, 2016, to waive receipt of its fees and/or assume the direct expenses of the fund so that the expenses of Class I and Y shares (excluding taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed .95% and .90% of the value of the respective class’ average daily net assets. Dreyfus has contractually agreed, from February 1, 2016 through February 1, 2017, to waive receipt of its fees and/or assume the direct expenses of the fund, so that none of the classes (excluding certain expenses as described above) exceed 1.00% of

20

the value of the fund’s average daily net assets. The reduction in expenses, pursuant to the undertaking, amounted to $72,399 during the period ended March 31, 2016.

The fund has a Fund Accounting and Administrative Services Agreement (the “Administration Agreement”) with Dreyfus, whereby Dreyfus performs administrative, accounting and recordkeeping services for the fund. The fund has agreed to compensate Dreyfus for providing accounting and recordkeeping services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help. The fee is based on the fund’s average daily net assets and computed at the following annual rates: .06% of the first $500 million, .04% of the next $500 million and .02% in excess of $1 billion.

In addition, after applying any expense limitations or fee waivers that reduce the fees paid to Dreyfus for this service, Dreyfus has contractually agreed in writing to waive any remaining fees for this service to the extent that they exceed both Dreyfus’ costs in providing these services and a reasonable allocation of the costs incurred by Dreyfus and its affiliates related to the support and oversight of these services. The fund also reimburses Dreyfus for the out-of-pocket expenses incurred in performing this service for the fund. Pursuant to the Administration Agreement, the fund was charged $4,967 during the period ended March 31, 2016.

(b)The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended March 31, 2016, the fund was charged $11,361 for transfer agency services and $317 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $89.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity.

21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

During the period ended March 31, 2016, the fund was charged $16,363 pursuant to the custody agreement.

During the period ended March 31, 2016, the fund was charged $5,294 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $7,623, custodian fees $18,627, Chief Compliance Officer fees $5,294, administration fees $571 and transfer agency fees $1,803, which are offset against an expense reimbursement currently in effect in the amount of $18,354.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended March 31, 2016, amounted to $19,990,130 and $32,595,926, respectively.

At March 31, 2016, accumulated net unrealized appreciation on investments was $1,300,674, consisting of $1,673,776 gross unrealized appreciation and $373,102 gross unrealized depreciation.

At March 31, 2016, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

22

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Trustees held on February 24-25, 2016, the Board considered the renewal of the fund’s Investment Advisory Agreement and Administration Agreement, pursuant to which Dreyfus provides the fund with investment advisory services and administrative services (together, the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting and compliance infrastructures. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds

23

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS (Unaudited) (continued)

(the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended December 31, 2015, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds. The Board discussed the results of the comparisons and noted that the fund’s total return performance was above the Performance Group median for the various periods, except the ten-year period when the fund’s total return performance was below the Performance Group median, and the fund’s total return performance was variously above and below the Performance Universe median for the various periods.  Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board noted that the fund’s contractual management fee was below the Expense Group median and the fund’s actual management fee and total expense ratio were below the Expense Group and Expense Universe medians.

Dreyfus representatives noted that Dreyfus has contractually agreed, until February 1, 2017, to waive receipt of its fees and/or assume the direct expenses of the fund so that the expenses for Class I and Class Y shares (excluding taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 1.00%.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Broadridge category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager(s) for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in

24

the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus and its affiliates for managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also noted the fee waiver and expense reimbursement arrangement and its effect on the profitability of Dreyfus and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives noted that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Dreyfus representatives also noted that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus from acting as investment adviser and noted the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business

25

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS (Unaudited) (continued)

decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

• The Board generally was satisfied with the fund’s performance.

• The Board concluded that the fee paid to Dreyfus was reasonable in light of the considerations described above.

• The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates, of the fund and the services provided to the fund by Dreyfus. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years. The Board determined to renew the Agreement.

26

NOTES

27

NOTES

28

NOTES

29

For More Information

Dreyfus/The Boston Company Small Cap Growth Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class I: SSETX Class Y: SSYGX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2016 MBSC Securities Corporation 6941SA0316

Dreyfus/The Boston Company Small Cap Value Fund

SEMIANNUAL REPORT March 31, 2016

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus/The Boston Company Small Cap Value Fund	The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus/The Boston Company Small Cap Value Fund, covering the six-month period from October 1, 2015, through March 31, 2016. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

The reporting period was a time of varied and, at times, conflicting economic influences. On one hand, the U.S. economy continued to grow as domestic labor markets posted significant gains, housing markets recovered, and lower fuel prices put cash in consumers’ pockets. Indeed, these factors, along with low inflation, prompted the Federal Reserve Board in December to raise short-term interest rates for the first time in nearly a decade.

On the other hand, the global economy continued to disappoint, particularly in China and other emerging markets, where reduced industrial demand and declining currency values sparked substantial declines in commodity prices. These developments proved especially challenging for financial markets in January and early February, but stocks and riskier sectors of the bond market later rallied strongly to post positive returns, on average, for the reporting period overall.

While we are encouraged that stabilizing commodity prices and continued strength in the U.S. economy recently have supported the financial markets, we expect market volatility to persist over the foreseeable future until global economic uncertainty abates. In addition, wide differences in underlying fundamental and technical influences across various asset classes, economic sectors, and regional markets suggest that selectivity may be an important determinant of investment success over the months ahead. We encourage you to discuss the implications of our observations with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

J. Charles Cardona
President
The Dreyfus Corporation
April 15, 2016

2

DISCUSSION OF FUND PERFORMANCE

For the period of October 1, 2015, through March 31, 2016, as provided by Joseph M. Corrado, CFA, Stephanie K. Brandaleone, CFA, and Jonathan Piskorowski, CFA, Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended March 31, 2016, Dreyfus/The Boston Company Small Cap Value Fund produced a total return of 6.81%.1 In comparison, the fund’s benchmark, the Russell 2000® Value Index (the “Index”), produced a total return of 4.63% for the same period.2

Small-cap value stocks, as measured by the Index, generally achieved moderate gains over the reporting period despite global economic headwinds. The fund outperformed its benchmark, mainly due to successful stock selections in the financials and consumer discretionary sectors.

The Fund’s Investment Approach

The fund seeks long-term growth of capital. To pursue its goal, the fund normally invests at least 80% of its net assets in equity securities of small-cap U.S. companies with market capitalizations that are equal to or less than the total market capitalization of the largest company in the Index. We use fundamental research and qualitative analysis to select stocks and look for companies with strong competitive positions, high-quality management, and financial strength. We use a consistent three-step fundamental research process to evaluate the stocks, consisting of valuation, which is to identify small-cap companies that are considered to be attractively priced relative to their earnings potential; fundamentals, which is to verify the strength of the underlying business position; and catalyst, which is to identify a specific event that has the potential to cause the stocks to appreciate in value.

Market Volatility Sparked by Global Concerns

Stocks across all capitalization ranges rebounded from previous weakness in October 2015 when fears waned regarding the potential impact of slowing global growth on the U.S. economic recovery. Nonetheless, equity markets remained volatile over the remainder of 2015 as investor sentiment vacillated between global economic concerns and optimism regarding robust job growth in the United States.

In January 2016, disappointing economic data in China triggered renewed weakness in commodity prices, sending crude oil prices to multi-year lows. Moreover, domestic investors worried that a December 2015 increase in short-term interest rates might also weigh on economic growth. Consequently, small-cap stocks fell sharply at the start of the new year.

The market’s slide continued into February, but stocks rebounded later in the month, and the rally persisted through March in the midst of stabilizing oil prices, expectations of additional monetary easing in overseas markets, and comments from the Federal Reserve Board suggesting that U.S. interest rates would rise more gradually than previously feared. Small-cap value stocks generally produced higher returns than their more growth-oriented counterparts in this environment.

Security Selections Bolstered Relative Performance

Our research-driven stock selection process enabled the fund to navigate a turbulent investment environment over the reporting period. Performance compared to the benchmark was supported by particularly strong results in the financials sector. Asset manager Cohen & Steers reported net inflows to its investment products in a challenging environment, investment bank Piper Jaffray generated better-than-expected revenues in its brokerage and advisory units, and a stronger

3

DISCUSSION OF FUND PERFORMANCE (continued)

industry backdrop benefited real estate investment trusts (REITs) CyrusOne, Healthcare Trust of America, and EPR Properties.

Favorable stock selections cushioned industrywide weakness in the energy sector. Most notably, oilfield services provider RPC benefited from a strong balance sheet and appears well positioned for better business conditions, Oil States International benefited from expanding profit margins in its offshore operations, and drilling rig operator Patterson-UTI Energy reported quarterly higher earnings and profit margins. Several apparel and specialty retailers in the consumer discretionary sector also fared well. The Children’s Place was rewarded for improved margins and operational execution. Vera Bradley benefited from lower promotional costs and solid earnings. Urban Outfitters moved higher as holiday results exceeded expectations.

Disappointments during the reporting period included the materials sector, where Stillwater Mining was undermined by falling palladium prices, TimkenSteel saw reduced demand from energy companies, and Calgon Carbon struggled with higher operating expenses. In the information technology sector, recent financial results for electronic design automation specialist Mentor Graphics were undermined by adverse currency exchange rates and reduced license renewals, and enterprise cloud solutions provider Synchronoss Technologies was hurt by negative investor reaction to the timing and cost of a proposed joint venture. In other areas, bank holding company First Horizon National reported higher expenses, and oil-and-gas producer Energen encountered production shortfalls.

Maintaining a Constructive Investment Approach

Looking forward, volatility will likely continue to impact equities as they try to find more solid footing. Above all, it is important to remember that fundamentals for both U.S. companies and the overall U.S. economy remain solid. Despite this, investors continue to grapple with concerns over global growth, commodity price volatility and the geopolitical pressure points. The lack of clarity on those fronts continues to keep the markets off-balance. Despite this, our research driven process has led us to a number of areas in the market that are well positioned to experience positive tailwinds looking forward. Within this environment, we continue to find attractive opportunities in the consumer discretionary, industrials and health care sectors, which are emphasized in the portfolio with overweight positions versus the index. Conversely, the portfolio has underweight exposure to the REITs, banks and insurance segments, where we have found fewer opportunities meeting our investment criteria.

April 15, 2016

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.

Equity funds are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Small companies carry additional risks because their earnings and revenues tend to be less predictable and their share prices more volatile than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund’s ability to sell these securities.

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 SOURCE: LIPPER INC. — Reflects the reinvestment of dividends and, where applicable, capital gain distributions. The Russell 2000 Value Index is an unmanaged index, which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in any index.

4

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus/The Boston Company Small Cap Value Fund from October 1, 2015 to March 31, 2016. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended March 31, 2016

Expenses paid per $1,000†	$5.17
Ending value (after expenses)	$1,068.10

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended March 31, 2016

Expenses paid per $1,000†	$5.05
Ending value (after expenses)	$1,020.00

† Expenses are equal to the fund’s annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

5

STATEMENT OF INVESTMENTS

March 31, 2016 (Unaudited)

Common Stocks - 99.6%	Shares		Value ($)
Automobiles & Components - .9%
Thor Industries	29,186		1,861,191
Banks - 16.7%
Bank of Hawaii	28,726	[a]	1,961,411
Boston Private Financial Holdings	84,922		972,357
Brookline Bancorp	110,906		1,221,075
Bryn Mawr Bank	27,670		711,949
Capital Bank Financial, Cl. A	28,363	[a]	874,999
Cardinal Financial	56,793		1,155,738
Central Pacific Financial	53,102		1,156,031
CoBiz Financial	54,556		644,852
Columbia Banking System	48,051		1,437,686
CVB Financial	76,120	[a]	1,328,294
FCB Financial Holdings, Cl. A	28,844	[b]	959,351
First Horizon National	153,778		2,014,492
First Midwest Bancorp	77,947		1,404,605
Fulton Financial	105,068		1,405,810
MB Financial	39,668		1,287,227
Seacoast Banking	62,582	[b]	988,170
South State	23,380		1,501,697
Synovus Financial	129,695		3,749,482
UMB Financial	59,176	[a]	3,055,257
United Community Banks	82,445		1,522,759
Washington Trust Bancorp	22,771		849,814
Webster Financial	80,106		2,875,805
Westamerica Bancorporation	15,934	[a]	776,145
			33,855,006
Capital Goods - 10.8%
AeroVironment	56,035	[b]	1,586,911
Apogee Enterprises	22,049		967,731
Astec Industries	32,615		1,522,142
Chart Industries	55,254	[b]	1,200,117
CIRCOR International	8,690		403,129
CLARCOR	35,486		2,050,736
Comfort Systems USA	34,791		1,105,310
EMCOR Group	47,323		2,299,898
EnerSys	27,210		1,516,141
Granite Construction	40,497		1,935,757

6

Common Stocks - 99.6% (continued)	Shares		Value ($)
Capital Goods - 10.8% (continued)
Lindsay	24,910	[a]	1,783,805
MSC Industrial Direct, Cl. A	22,136		1,689,198
Raven Industries	52,595		842,572
Simpson Manufacturing	39,859		1,521,418
TASER International	75,800	[a,b]	1,487,954
			21,912,819
Commercial & Professional Services - 2.0%
Interface	100,878		1,870,278
Knoll	48,287		1,045,414
McGrath RentCorp	41,849		1,049,573
			3,965,265
Consumer Durables & Apparel - 6.6%
Cavco Industries	11,782	[b]	1,101,146
Deckers Outdoor	32,349	[a,b]	1,938,029
Ethan Allen Interiors	53,832		1,712,934
iRobot	41,433	[a,b]	1,462,585
Oxford Industries	24,123		1,621,789
TopBuild	20,869		620,644
Universal Electronics	21,457	[b]	1,330,119
Vera Bradley	63,559	[a,b]	1,292,790
WCI Communities	63,227	[b]	1,174,758
William Lyon Homes, Cl. A	75,224	[a,b]	1,089,996
			13,344,790
Consumer Services - 2.4%
Belmond, Cl. A	135,860	[b]	1,289,311
Capella Education	15,400		810,656
Cheesecake Factory	50,630		2,687,947
			4,787,914
Diversified Financials - 1.9%
Cohen & Steers	44,014		1,713,025
Morningstar	11,349		1,001,776
Piper Jaffray	22,501	[b]	1,115,150
			3,829,951
Energy - 5.8%
Energen	42,726		1,563,344
Geospace Technologies	44,709	[a,b]	551,709
Gulf Island Fabrication	30,882		242,424
Natural Gas Services Group	35,870	[b]	775,868
Oceaneering International	29,256		972,469

7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks - 99.6% (continued)	Shares		Value ($)
Energy - 5.8% (continued)
Oil States International	35,397	[b]	1,115,713
Patterson-UTI Energy	111,509		1,964,789
PDC Energy	22,585	[a,b]	1,342,678
RPC	146,931	[a]	2,083,482
Synergy Resources	141,400	[a,b]	1,098,678
			11,711,154
Exchange-Traded Funds - 1.5%
iShares Russell 2000 Value ETF	32,303		3,009,994
Food & Staples Retailing - 1.2%
United Natural Foods	61,685	[a,b]	2,485,905
Food, Beverage & Tobacco - 2.0%
Boston Beer, Cl. A	10,445	[a,b]	1,933,056
Fresh Del Monte Produce	25,295		1,064,161
Hain Celestial Group	28,321	[b]	1,158,612
			4,155,829
Health Care Equipment & Services - 5.5%
Air Methods	46,097	[a,b]	1,669,633
Amedisys	4,942	[b]	238,896
Globus Medical, Cl. A	69,003	[b]	1,638,821
Invacare	36,153	[a]	476,135
LifePoint Health	26,773	[b]	1,854,030
Meridian Bioscience	58,416		1,203,954
Natus Medical	23,924	[b]	919,399
Omnicell	51,394	[b]	1,432,351
WellCare Health Plans	18,005	[b]	1,669,964
			11,103,183
Insurance - 1.4%
First American Financial	27,003	[a]	1,029,084
RLI	10,432		697,484
Safety Insurance Group	19,701		1,124,139
			2,850,707
Materials - 2.7%
Calgon Carbon	64,168		899,635
Carpenter Technology	25,729	[a]	880,704
Haynes International	23,136		844,464
Louisiana-Pacific	96,005	[a,b]	1,643,606
Royal Gold	23,355		1,197,878
			5,466,287

8

Common Stocks - 99.6% (continued)	Shares		Value ($)
Media - 3.2%
E.W. Scripps, Cl. A	158,209		2,466,478
New York Times, Cl. A	143,893		1,792,907
Scholastic	10,960		409,575
Time	116,292	[a]	1,795,548
			6,464,508
Pharmaceuticals, Biotechnology & Life Sciences - .9%
Cambrex	23,749	[b]	1,044,956
Sagent Pharmaceuticals	34,911	[b]	424,867
Supernus Pharmaceuticals	25,152	[b]	383,568
			1,853,391
Real Estate - 9.1%
American Assets Trust	50,718	[c]	2,024,663
CyrusOne	47,785	[c]	2,181,385
Education Realty Trust	26,343	[c]	1,095,869
EPR Properties	30,474	[c]	2,030,178
Equity Commonwealth	49,630	[b,c]	1,400,559
Healthcare Trust of America, Cl. A	89,686		2,638,562
Kite Realty Group Trust	65,911	[c]	1,826,394
Pebblebrook Hotel Trust	102,621	[a,c]	2,983,192
Physicians Realty Trust	70,954	[c]	1,318,325
Retail Opportunity Investments	53,161	[c]	1,069,599
			18,568,726
Retailing - 4.3%
Express	60,626	[b]	1,298,003
Guess?	69,218	[a]	1,299,222
Haverty Furniture	22,481		475,698
The Children's Place	24,867		2,075,648
Urban Outfitters	87,607	[b]	2,898,916
Zumiez	34,818	[a,b]	693,575
			8,741,062
Semiconductors & Semiconductor Equipment - 4.0%
Advanced Energy Industries	43,225	[b]	1,503,798
Brooks Automation	109,252		1,136,221
Inphi	36,415	[b]	1,214,076
Nanometrics	47,639	[b]	754,602
Semtech	69,265	[b]	1,523,137
Teradyne	93,458		2,017,758
			8,149,592

9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks - 99.6% (continued)	Shares		Value ($)
Software & Services - 3.7%
Acxiom	70,423	[b]	1,509,869
Aspen Technology	33,656	[b]	1,215,991
CSG Systems International	39,374		1,778,130
Monotype Imaging Holdings	40,694		973,400
NIC	57,259		1,032,380
TiVo	97,222	[b]	924,581
			7,434,351
Technology Hardware & Equipment - 4.9%
DTS	16,417	[b]	357,562
Electronics For Imaging	35,180	[b]	1,491,280
FARO Technologies	22,487	[b]	724,306
FLIR Systems	44,554		1,468,054
Ixia	109,593	[b]	1,365,529
Littelfuse	12,877		1,585,287
Tech Data	20,970	[b]	1,609,867
Vishay Intertechnology	114,103		1,393,198
			9,995,083
Transportation - 1.6%
Kirby	12,960	[b]	781,358
Knight Transportation	55,180		1,442,957
Marten Transport	60,469		1,131,980
			3,356,295
Utilities - 6.5%
California Water Service Group	59,523		1,590,455
Chesapeake Utilities	23,708		1,492,893
Hawaiian Electric Industries	77,240		2,502,576
NorthWestern	26,738		1,651,071
Portland General Electric	66,705		2,634,180
Vectren	29,630		1,498,093
WGL Holdings	25,254		1,827,632
			13,196,900
Total Common Stocks (cost $168,591,425)			202,099,903
Other Investment - 1.4%	Shares		Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred Plus Money Market Fund (cost $2,908,091)	2,908,091	[d]	2,908,091

10

Investment of Cash Collateral for Securities Loaned - 5.5%	Shares		Value ($)
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund (cost $11,158,444)	11,158,444	[d]	11,158,444
Total Investments (cost $182,657,960)	106.5%		216,166,438
Liabilities, Less Cash and Receivables	(6.5%)		(13,191,885)
Net Assets	100.0%		202,974,553

ETF—Exchange-Traded Fund

a Security, or portion thereof, on loan. At March 31, 2016, the value of the fund’s securities on loan was $22,325,969 and the value of the collateral held by the fund was $22,913,840, consisting of cash collateral of $11,158,444 and U.S. Government & Agency securities valued at $11,755,396.

b Non-income producing security.

c Investment in real estate investment trust.

d Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
Banks	16.7
Capital Goods	10.8
Real Estate	9.1
Money Market Investments	6.9
Consumer Durables & Apparel	6.6
Utilities	6.5
Energy	5.8
Health Care Equipment & Services	5.5
Technology Hardware & Equipment	4.9
Retailing	4.3
Semiconductors & Semiconductor Equipment	4.0
Software & Services	3.7
Media	3.2
Materials	2.7
Consumer Services	2.4
Commercial & Professional Services	2.0
Food, Beverage & Tobacco	2.0
Diversified Financials	1.9
Transportation	1.6
Exchange-Traded Funds	1.5
Insurance	1.4
Food & Staples Retailing	1.2
Automobiles & Components	.9
Pharmaceuticals, Biotech & Life Sciences	.9
106.5

† Based on net assets.

See notes to financial statements.

11

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2016 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $22,325,969)—Note 1(b):
Unaffiliated issuers	168,591,425	202,099,903
Affiliated issuers	14,066,535	14,066,535
Cash		31,126
Dividends and securities lending income receivable		273,588
Receivable for investment securities sold		13,495
Prepaid expenses		19,296
		216,503,943
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		183,577
Liability for securities on loan—Note 1(b)		11,158,444
Payable for investment securities purchased		2,079,795
Payable for shares of Beneficial Interest redeemed		56,437
Interest payable—Note 2		2,400
Accrued expenses		48,737
		13,529,390
Net Assets ($)		202,974,553
Composition of Net Assets ($):
Paid-in capital		170,885,067
Accumulated undistributed investment income—net		459,750
Accumulated net realized gain (loss) on investments		(1,878,742)
Accumulated net unrealized appreciation (depreciation) on investments		33,508,478
Net Assets ($)		202,974,553
Shares Outstanding
(unlimited number of $.001 par value shares of Beneficial Interest authorized)		9,492,492
Net Asset Value Per Share ($)		21.38

See notes to financial statements.

12

STATEMENT OF OPERATIONS
Six Months Ended March 31, 2016 (Unaudited)

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	1,943,220
Affiliated issuers	2,850
Income from securities lending—Note 1(b)	53,131
Total Income	1,999,201
Expenses:
Investment advisory fee—Note 3(a)	923,943
Administration fee—Note 3(a)	69,296
Shareholder servicing costs—Note 3(b)	60,010
Custodian fees—Note 3(b)	27,436
Professional fees	25,073
Registration fees	11,139
Prospectus and shareholders’ reports	7,876
Trustees’ fees and expenses—Note 3(c)	7,624
Interest expense—Note 2	6,654
Loan commitment fees—Note 2	1,876
Miscellaneous	17,369
Total Expenses	1,158,296
Less—reduction in fees due to earnings credits—Note 3(b)	(16)
Net Expenses	1,158,280
Investment Income—Net	840,921
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	3,384,599
Net unrealized appreciation (depreciation) on investments	10,764,094
Net Realized and Unrealized Gain (Loss) on Investments	14,148,693
Net Increase in Net Assets Resulting from Operations	14,989,614

See notes to financial statements.

13

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30, 2015
Operations ($):
Investment income—net	840,921	1,867,826
Net realized gain (loss) on investments	3,384,599	16,979,535
Net unrealized appreciation (depreciation) on investments	10,764,094	(21,216,304)
Net Increase (Decrease) in Net Assets Resulting from Operations	14,989,614	(2,368,943)
Dividends to Shareholders from ($):
Investment income—net	(1,900,456)	(1,400,392)
Net realized gain on investments	(20,323,088)	(60,861,664)
Total Dividends	(22,223,544)	(62,262,056)
Beneficial Interest Transactions ($):
Net proceeds from shares sold	11,770,197	21,295,604
Dividends reinvested	21,820,149	61,197,899
Cost of shares redeemed	(78,400,751)	(81,219,703)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(44,810,405)	1,273,800
Total Increase (Decrease) in Net Assets	(52,044,335)	(63,357,199)
Net Assets ($):
Beginning of Period	255,018,888	318,376,087
End of Period	202,974,553	255,018,888
Undistributed investment income—net	459,750	1,519,285
Capital Share Transactions (Shares):
Shares sold	564,506	861,137
Shares issued for dividends reinvested	1,055,643	2,685,296
Shares redeemed	(3,744,295)	(3,214,581)
Net Increase (Decrease) in Shares Outstanding	(2,124,146)	331,852

See notes to financial statements.

14

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

Six Months Ended
March 31, 2016		Year Ended September 30,
(Unaudited)		2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	21.95	28.21	32.76	25.65	18.81	20.57
Investment Operations:
Investment income—net[a]	.08	.15	.11	.26	.14	.13
Net realized and unrealized gain (loss) on investments	1.35	(.51)	1.15	7.29	6.79	(1.79)
Total from Investment Operations	1.43	(.36)	1.26	7.55	6.93	(1.66)
Distributions:
Dividends from investment income—net	(.17)	(.13)	(.09)	(.22)	(.09)	(.10)
Dividends from net realized gain on investments	(1.83)	(5.77)	(5.72)	(.22)	-	-
Total Distributions	(2.00)	(5.90)	(5.81)	(.44)	(.09)	(.10)
Net asset value, end of period	21.38	21.95	28.21	32.76	25.65	18.81
Total Return (%)	6.81[b]	(2.05)	3.62	29.92	36.95	(8.14)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.00[c]	.97	.96	.99	.98	.96
Ratio of net expenses to average net assets	1.00[c]	.97	.96	.99	.98	.96
Ratio of net investment income to average net assets	.73[c]	.62	.37	.90	.59	.57
Portfolio Turnover Rate	40.51[b]	76.23	68.43	76.63	88.54	66.51
Net Assets, end of period ($ x 1,000)	202,975	255,019	318,376	385,746	457,180	372,176

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

15

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus/The Boston Company Small Cap Value Fund (the “fund”) is a separate diversified series of Dreyfus Investment Funds (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering seven series, including the fund. The fund’s investment objective is to seek long-term growth of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. Class I shares are closed to new investors.

Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Service Plan fees. Class I shares are offered without a front-end sales charge or a contingent deferred sales charge.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.

16

This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Trust’s Board of Trustees (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of March 31, 2016 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—Domestic Common Stocks†	197,800,598	-	-	197,800,598
Equity Securities—Foreign Common Stocks†	1,289,311	-	-	1,289,311
Exchange—Traded Funds	3,009,994	-	-	3,009,994
Mutual Funds	14,066,535	-	-	14,066,535

† See Statement of Investments for additional detailed categorizations.

18

At March 31, 2016, there were no transfers between levels of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. During the period ended March 31, 2016, The Bank of New York Mellon earned $13,262 from lending portfolio securities, pursuant to the securities lending agreement.

Effective July 1, 2015, the fund adopted new accounting guidance under Accounting Standards Update No. 2014-11, which requires expanded disclosures related to financial assets pledged in secured financing transactions (such as securities lending) and the related contractual maturity terms of these secured transactions. The type of securities loaned for which cash collateral was received, is indicated in the Statement of Investments. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended March 31, 2016 were as follows:

19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Affiliated Investment Company	Value 9/30/2015 ($)	Purchases ($)	Sales ($)	Value 3/31/2016 ($)	Net Assets (%)
Dreyfus Institutional Preferred Plus Money Market Fund	4,093,323	41,997,128	43,182,360	2,908,091	1.4
Dreyfus Institutional Cash Advantage Fund	8,516,377	63,031,706	60,389,639	11,158,444	5.5
Total	12,609,700	105,028,834	103,571,999	14,066,535	6.9

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended March 31, 2016, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended March 31, 2016, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended September 30, 2015 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended September 30, 2015 was as follows: ordinary income $9,741,539 and long-term capital gains $52,520,517. The tax character of current year distributions will be determined at the end of the current fiscal year.

20

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $555 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to January 11, 2016, the unsecured credit facility with Citibank, N.A. was $480 million and prior to October 7, 2015, the unsecured credit facility with Citibank, N.A. was $430 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended March 31, 2016 was approximately $990,200 with a related weighted average annualized interest rate of 1.35%.

NOTE 3—Investment Advisory Fee, Administration Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .80% of the value of the fund’s average daily net assets and is payable monthly.

The fund has a Fund Accounting and Administrative Services Agreement (the “Administration Agreement”) with Dreyfus, whereby Dreyfus performs administrative, accounting and recordkeeping services for the fund. The fund has agreed to compensate Dreyfus for providing accounting and recordkeeping services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help. The fee is based on the fund’s average daily net assets and computed at the following annual rates: .06% of the first $500 million, .04% of the next $500 million and .02% in excess of $1 billion.

In addition, after applying any expense limitations or fee waivers that reduce the fees paid to Dreyfus for this service, Dreyfus has contractually agreed in writing to waive any remaining fees for this service to the extent that they exceed both Dreyfus’ costs in providing these services and a reasonable allocation of the costs incurred by Dreyfus and its affiliates related to the support and oversight of these services. The fund also reimburses Dreyfus for the out-of-pocket expenses incurred in performing this service for the fund. Pursuant to the Administration Agreement, the fund was charged $69,296 during the period ended March 31, 2016.

21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(b) The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended March 31, 2016, the fund was charged $1,733 for transfer agency services and $54 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $16.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended March 31, 2016, the fund was charged $27,436 pursuant to the custody agreement.

During the period ended March 31, 2016, the fund was charged $5,294 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $137,130, custodian fees $27,703, Chief Compliance Officer fees $5,294, administration fees $12,694 and transfer agency fees $756.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended March 31, 2016, amounted to $94,140,294 and $159,694,774, respectively.

At March 31, 2016, accumulated net unrealized appreciation on investments was $33,508,478, consisting of $39,281,329 gross unrealized appreciation and $5,772,851 gross unrealized depreciation.

22

At March 31, 2016, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5—Subsequent Event:

On April 27-28, 2016, the Board approved, effective on or about August 1, 2016, proposals to commence offering the fund’s Class A shares (which had not previously been offered); the Board also approved two additional share classes, Class C and Class Y and to reopen Class I shares to new investors.

23

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Trustees held on February 24-25, 2016, the Board considered the renewal of the fund’s Investment Advisory Agreement and Administration Agreement, pursuant to which Dreyfus provides the fund with investment advisory services and administrative services (together, the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting and compliance infrastructures. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds

24

(the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended December 31, 2015, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds. They also noted that performance generally should be considered over longer periods of time, although it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect disproportionately long-term performance. The Board discussed the results of the comparisons and noted that the fund’s total return performance was below the Performance Group median for all periods except the four- and five-year periods, and the fund’s total return performance was at or above the Performance Universe median for all periods except the one-, two- and three-year periods. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index and noted that the fund’s return was above the return of the index in six of the past ten calendar years.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board noted that the fund’s contractual management fee was above the Expense Group median, the fund’s actual management fee was above the Expense Group and the Expense Universe medians, and the fund’s total expense ratio was above the Expense Group median and below the Expense Universe median.

Dreyfus representatives noted that, in connection with the Administration Agreement and its related fees, Dreyfus has contractually agreed to waive its fees to the extent that such fees exceed Dreyfus’ costs in providing the services contemplated under the Administration Agreement.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Broadridge category as the fund and (2) paid

25

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS (Unaudited) (continued)

to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager(s) for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus and its affiliates for managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives noted that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. In addition, Dreyfus representatives noted that the fund had been generally closed to new investors since August 31, 2006. Dreyfus representatives also noted that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The

26

Board also considered potential benefits to Dreyfus from acting as investment adviser and noted the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

• The Board noted the fund’s relative underperformance in recent periods and agreed to closely monitor performance.

• The Board concluded that the fee paid to Dreyfus was reasonable in light of the considerations described above.

• The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates, of the fund and the services provided to the fund by Dreyfus. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years. The Board determined to renew the Agreement.

27

NOTES

28

NOTES

29

For More Information

Dreyfus/The Boston Company Small Cap Value Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbol:	Class I: STSVX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2016 MBSC Securities Corporation 6944SA0316

Item 2.       Code of Ethics.

                  Not applicable.

Item 3.       Audit Committee Financial Expert.

                  Not applicable.

Item 4.       Principal Accountant Fees and Services.

                  Not applicable.

Item 5.       Audit Committee of Listed Registrants.

                  Not applicable.

Item 6.       Investments.

(a)              Not applicable.

Item 7.       Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                  Not applicable.

Item 8.       Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.       Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                  Not applicable.

Item 10.     Submission of Matters to a Vote of Security Holders.

                  There have been no material changes to the procedures applicable to Item 10.

Item 11.     Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.     Exhibits.

(a)(1)   Not applicable.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Investment Funds

By:       /s/ Bradley J. Skapyak_________

            Bradley J. Skapyak,

            President

Date:    May 19, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Bradley J. Skapyak_________

             Bradley J. Skapyak,

            President

Date:    May 19, 2016

By:       /s/ James Windels_____________

            James Windels,

            Treasurer

Date:    May 19, 2016

EXHIBIT INDEX

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)